===============================================================================
                Flexible Premium Variable Life Insurance Policy


                               EQUIBUILDER II/TM/


ISSUED BY
THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY


Prospectus Dated May 1, 2000


FIDELITY INVESTMENTS:
VARIABLE INSURANCE PRODUCTS FUND AND
VARIABLE INSURANCE PRODUCTS FUND II

Prospectus Dated APRIL 30, 2000

MASSACHUSETTS FINANCIAL SERVICES COMPANY:
MFS VARIABLE INSURANCE TRUST

Prospectus Dated May 1, 2000

                          THESE SECURITIES HAVE NOT BEEN APPROVED
                          OR DISAPPROVED BY THE SECURITIES AND
                          EXCHANGE COMMISSION NOR HAS THE
                          COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS. ANY
                          REPRESENTATION TO THE CONTRARY IS A
                          CRIMINAL OFFENSE.


   EquiBuilder II is a trademark of The American Franklin Life Insurance Company
--------------------------------------------------------------------------------

                EQUIBUILDER II/TM/
                    POLICIES

                                                         *  Fidelity VIP Money Market
FLEXIBLE PREMIUM VARIABLE                                *  Fidelity VIP High Income
LIFE INSURANCE POLICY                                    *  Fidelity VIP Equity-Income
   issued by                                             *  Fidelity VIP Growth
THE AMERICAN FRANKLIN LIFE                               *  Fidelity VIP Overseas
INSURANCE COMPANY                                        *  Fidelity VIPII Investment Grade
   Through                                                  Bond
Separate Account VUL-2                                   *  Fidelity VIPII Asset Manager
                                                         *  Fidelity VIPII Index 500
This Prospectus describes EquiBuilder II/TM/             *  Fidelity VIPII Asset Manager: Growth
flexible premium variable life insurance                 *  Fidelity VIPII Contrafund
policies issued by The American Franklin Life            *  MFS Emerging Growth Series
Insurance Company ("American Franklin").                 *  MFS Research Series
American Franklin no longer sells new                    *  MFS Growth With Income Series
EquiBuilder II/TM/ policies.  EquiBuilder II/TM/         *  MFS Total Return Series
policies provide life insurance coverage with            *  MFS Utilities Series
flexibility in death benefits, premium payments          *  MFS Capital Opportunities Series
and investment choices.  Capitalized terms not
otherwise defined on this cover page have the        Each of these portfolios is available through
same meanings as they have in the Prospectus.        an investment division.
EquiBuilder II/TM/ is a trademark of American
Franklin.                                            The Policy Account value allocated to a
                                                     variable investment division depends on the
EquiBuilder II/TM/ pays a death benefit to a         investment performance of the corresponding
beneficiary you designate when the person you        Fund.  We do not guarantee any minimum cash
insure dies.  You choose one of two death            value for amounts allocated to the variable
benefit options.  Whichever option you choose,       investment divisions.  If the Fund
we will pay a death benefit of a percentage of       investments go down, the value of a Policy
the Policy Account as of the day the Insured         can decline.  The value of the Guaranteed
Person dies, if that benefit would be greater        Interest Division will depend on the interest
than the death benefit under the option you          rates that we declare.
picked.
                                                     After you pay the first premium, you decide,
PROSPECTUS                                           within limits, the amount and frequency of
May 1, 2000                                          your premium payments.  You can also increase
                                                     or decrease the amount of insurance
We deposit your net premium in your Policy           protection, within limits.
Account.  You may allocate amounts to our
Guaranteed Interest Division (which is part of       Please read this prospectus carefully before
our General Account and pays interest at a           investing, and keep it for future reference.
declared rate) or to one or more of the variable     It contains important information about the
investment divisions of the Separate Account, or     EquiBuilder II/TM/ variable life insurance
both.  (For the first fifteen days after we          policy, which is issued by:
issue your policy, we require premiums to be
invested in the VIP Money Market division.)          The American Franklin Life Insurance Company
                                                     # 1 Franklin Square
The variable investment divisions each purchase      Springfield, Illinois 62713-0001
shares of a corresponding portfolio of the           Telephone No. 800/528-2011
Variable Insurance Products Fund ("VIP"), the
Variable Insurance Products Fund II ("VIPII") or     The SEC maintains an Internet website
the MFS Variable Insurance Trust (each, a            (http://www.sec.gov) that contains material
"Fund," and collectively, the "Funds").  The         incorporated by reference into this
Prospectuses of the Funds, attached to this          prospectus and other information.
Prospectus, describe the investment objectives,
policies and risks of each Fund Portfolio.

VARIABLE LIFE INSURANCE POLICIES INVOLVE CERTAIN       If the net cash surrender value (the cash
RISKS, AND YOU MAY LOSE SOME OR ALL OF YOUR            surrender value reduced by any loan balance)
INVESTMENT.                                            is insufficient to cover the charges due
                                                       under the policy, the policy may terminate
 .  WE DO NOT GUARANTEE HOW ANY OF THE VARIABLE         without value.
   INVESTMENT DIVISIONS WILL PERFORM.
                                                       BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF
 .  THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF        REPLACING YOUR EXISTING INSURANCE OR ADDING
   ANY BANK, AND NO BANK ENDORSES OR GUARANTEES THE    MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE
   POLICY.                                             PREMIUM VARIABLE LIFE INSURANCE POLICY.

 .  NEITHER THE U.S. GOVERNMENT NOR ANY FEDERAL         THE SEC HAS NOT APPROVED OR DISAPPROVED
   AGENCY INSURES YOUR INVESTMENT IN THE POLICY.       THESE SECURITIES OR DETERMINED IF THIS
                                                       PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY
 .  THERE IS NO GUARANTEED CASH SURRENDER VALUE         REPRESENTATION TO THE CONTRARY IS A CRIMINAL
   FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT    OFFENSE.
   DIVISIONS.

TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------

DEFINITIONS...........................................................................................   vii

SUMMARY...............................................................................................     1

DETAILED INFORMATION ABOUT AMERICAN FRANKLIN AND EQUIBUILDER II/TM/ POLICIES

The American Franklin Life Insurance Company..........................................................     6
The Features of EquiBuilder II/TM/ Policies...........................................................     6
     How EquiBuilder II/TM/ Policies Differ from Whole Life Insurance.................................     6
     Death Benefits...................................................................................     6
     Policy Issuance Information......................................................................     7
     Maturity Benefit.................................................................................     8
     Changes in EquiBuilder II/TM/ Policies...........................................................     8
     Changing the Face Amount of Insurance............................................................     8
     Changing Death Benefit Options...................................................................     9
     When Policy Changes Go Into Effect...............................................................     9
     Flexible Premium Payments........................................................................     9
     Additional Benefits..............................................................................    10
     Disability Waiver Benefit........................................................................    10
     Accidental Death Benefit.........................................................................    10
     Children's Term Insurance........................................................................    10
     Term Insurance on an Additional Insured Person...................................................    11
Separate Account Investment Choices...................................................................    11
     The Separate Account and Its Investment Divisions................................................    11
     The Funds........................................................................................    11
     Investment Policies of the Portfolios of the Funds...............................................    12
     Ownership of the Assets of the Separate Account..................................................    14
     Right to Change Operations.......................................................................    14
Deductions and Charges................................................................................    15
     Deductions From Premiums.........................................................................    15
     Charges Against the Policy Account...............................................................    15
     Administrative Charge............................................................................    15
     Cost of Insurance Charge.........................................................................    16
     Charges for Additional Benefits..................................................................    16
     Changes in Monthly Charges.......................................................................    16
     Charges Against the Separate Account.............................................................    16
     Mortality and Expense Risks......................................................................    17
     Charges Against the Funds........................................................................    17
     Tax Reserve......................................................................................    17
     Surrender Charge.................................................................................    17
     Other Transaction Charges........................................................................    19
     Partial Withdrawal of Net Cash Surrender Value...................................................    19
     Increase in the Face Amount of Insurance.........................................................    19
     Transfers........................................................................................    19
     Illustrations....................................................................................    19
     Allocation of Policy Account Charges.............................................................    19
Policy Account Value..................................................................................    20
     Amounts in the Separate Account..................................................................    20


     Determination of the Unit Value..................................................................    20
Policy Account Transactions...........................................................................    21
     Changing Premium and Deduction Allocation Percentages............................................    21
     Transfers of Policy Account Value Among Investment Divisions.....................................    21
     Borrowing from the Policy Account................................................................    22
     Loan Requests....................................................................................    22
     Policy Loan Interest.............................................................................    22
     When Interest is Due.............................................................................    23
     Repaying the Loan................................................................................    23
     The Effects of a Policy Loan on the Policy Account...............................................    23
     Lapse of the Policy..............................................................................    24
     Withdrawing Money from the Policy Account........................................................    24
     Withdrawal Charges...............................................................................    24
     The Effects of a Partial Withdrawal..............................................................    24
     Surrendering the Policy for Its Net Cash Surrender Value.........................................    25
The Guaranteed Interest Division......................................................................    25
     Amounts in the Guaranteed Interest Division......................................................    25
     Interest on the Amounts in the Guaranteed Interest Division......................................    25
     Transfers from the Guaranteed Interest Division..................................................    26
Additional Information about EquiBuilder II/TM/ Policies..............................................    26
     Right to Examine the Policy......................................................................    26
     Lapse of the Policy..............................................................................    27
     Reinstatement of the Policy......................................................................    27
     Policy Periods, Anniversaries, Dates and Ages....................................................    27
Federal Tax Considerations............................................................................    28
     Tax Effects......................................................................................    28
     In General.......................................................................................    28
     Testing for Modified Endowment Contract Status...................................................    28
     Other Effects of Policy Changes..................................................................    29
     Taxation of Pre-death Distributions if Your Policy is Not a Modified
      Endowment Contract..............................................................................    29
     Taxation of Pre-death Distributions if Your Policy is a Modified
      Endowment Contract..............................................................................    29
     Policy Lapses and Reinstatements.................................................................    30
     Diversification..................................................................................    30
     Estate and Generation Skipping Taxes.............................................................    30
     Life Insurance in Split Dollar Arrangements......................................................    31
     Pension and Profit-Sharing  Plans................................................................    31
     Other Employee Benefit Programs..................................................................    31

     ERISA............................................................................................    32

     Other Taxes......................................................................................    32
     When We Withhold Income Taxes....................................................................    32
     Tax Changes......................................................................................    32

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT AND CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS...    33

ADDITIONAL INFORMATION................................................................................    39
Voting Rights of a Policy Owner.......................................................................    39
     Voting Rights of the Funds.......................................................................    39
     Determination of Voting Shares...................................................................    39
     How Shares of the Funds are Voted................................................................    39
     Voting Privileges of Participants in Other Separate Accounts.....................................    40


     Separate Account Voting Rights...................................................................    40
Reports to Policy Owners..............................................................................    40
Limits on American Franklin's Right to Challenge a Policy.............................................    41
Payment Options.......................................................................................    41
The Beneficiary.......................................................................................    42
Assignment of a Policy................................................................................    42
Employee Benefit Plans................................................................................    43
Payment of Proceeds...................................................................................    43
Dividends.............................................................................................    43
Distribution of the Policies..........................................................................    43
Applications..........................................................................................    44
Reinsurance Agreements................................................................................    44
Administrative Services...............................................................................    45
State Regulation......................................................................................    45
Year 2000 Transition..................................................................................    45
Legal Matters.........................................................................................    45
Legal Proceedings.....................................................................................    46
Experts...............................................................................................    46
Registration Statement................................................................................    46
Other Polices and Contracts...........................................................................    46
Management............................................................................................    47

FINANCIAL STATEMENTS..................................................................................   F-1

--------------------------------------------------------------------------------
This prospectus generally describes only the variable portion of the policy, except where the fixed account is specifically mentioned.

DEFINITIONS

Set forth below is a glossary of certain terms used in this Prospectus.

Administrative Office -- The address of the Administrative Office of American Franklin is #1 Franklin Square, Springfield, Illinois 62713-0001.

Age -- The age of the Insured Person on his or her nearest birthday.

American Franklin -- The American Franklin Insurance Company, an Illinois stock life insurance company and the issuer of the EquiBuilder IITM individual flexible premium variable life insurance policies described in this Prospectus.

Amount at risk -- The difference between the amount of the Policy Account and the current death benefit of a policy at any time.

Cash Surrender Value -- The amount of the Policy Account less any applicable surrender charges.

Code -- The Internal Revenue Code of 1986, as amended.

Date of Payment -- Normally, the day American Franklin receives, at its Administrative Office, a check for the full initial premium of a policy.

Face Amount -- The face amount of insurance shown on the Policy Information page of a policy. The Face Amount is the minimum death benefit payable under a policy while the policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the policy and any due and unpaid charges.

Final Policy Date -- The policy anniversary nearest the Insured Person's 95th birthday. American Franklin will pay to the Policy Owner the amount of the Policy Account, net of any outstanding loan and loan interest on the policy, if the Insured Person is still living on the Final Policy Date.

Fund(s) -- Portfolio(s) of the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, and MFS Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund, and collectively, as the Funds.

Guaranteed Interest Division -- A part of American Franklin's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by American Franklin.

Insured Person -- The person whose life is insured under the policy.

Issue Date -- The date that American Franklin actually issues a policy.

Net Cash Surrender Value -- Cash Surrender Value less any outstanding loan and loan interest on the policy.

Net Premium -- The amount of any premium paid by the Policy Owner less the amount of applicable state and local premium taxes, if any.

Policy Account -- The sum of accounts allocated to the investment divisions of the Separate Account and American Franklin's Guaranteed Interest Division for a particular policy.

Policy Anniversary -- An anniversary of the Register Date of a policy while the policy is in effect.

Policy month -- A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a policy is in effect.

Policy Owner, You, Your -- The person designated as such on the Policy Information page of a policy.

Policy year -- An annual period beginning on the Register Date and on each anniversary of the Register Date while the policy is in effect.

Register Date -- The earlier of the Issue Date and the Date of Payment.

Separate Account -- Separate Account VUL-2, a segregated investment account of American Franklin established under the Insurance Law of the State of Illinois, in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding portfolios of the Funds.

Target Premium -- A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the policy and the types and amounts of any additional benefits included in the policy. The Target Premium for each EquiBuilder IITM policy is shown on the Policy Information page of the policy.

SUMMARY
--------------------------------------------------------------------------------

This is a summary of some of the more important points that you should know about your EquiBuilder IITM variable life insurance policy. We no longer sell new policies.

THE POLICY

The EquiBuilder II/TM/ variable life insurance policy is an individual flexible premium variable life insurance policy issued by The American Franklin Life Insurance Company. Among other things, the policy:

(a) provides insurance protection on the life of the insured until the policy's maturity date.

(b) allows you to vary the amount and timing of the premiums you pay, within limits, and to change the amount of the death benefit payable under the policy, within specified guidelines.

(c) provides the opportunity for cash value bulid-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios (or Funds). However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d) permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy.

In addition to providing life insurance, the policy provides a means of investing for long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide account value among the Guaranteed Interest Division and sixteen variable investment divisions which invest in portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II, and MFS Variable Insurance Trust. We guarantee the principal and a minimum interest rate you will receive from the Guaranteed Interest Division. However, the value of what you allocate to the sixteen variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Funds you select (and the deduction of charges). You will lose money on account value allocated to the variable investment divisions if performance is not sufficiently positive to cover the charges under the policy.

PAYMENT OF PREMIUMS

Although you select planned periodic premiums, you are not required to pay them. (The minimum initial premium and planned periodic premium depend on age, sex, and risk class of the insured, on the Face Amount of the policy, and on any supplemental benefit riders to the policy.) Within limits, you can vary the frequency and amount of premium payments and can skip planned periodic premiums. However, extra premiums may be required to prevent policy termination under certain circumstances.

FUNDING CHOICES

We deduct premium taxes from each premium payment, and then we allocate the net premium among the variable investment divisions and the Guaranteed Interest Division according to your written instructions.

You may allocate each net premium (and your existing policy value) among variable investment divisions which invest in the following sixteen portfolios:

  *  Fidelity VIP Money Market
  *  Fidelity VIP High Income

  *  Fidelity VIP Equity-Income
  *  Fidelity VIP Growth
  *  Fidelity VIP Overseas
  *  Fidelity VIPII Investment Grade Bond
  *  Fidelity VIPII Asset Manager
  *  Fidelity VIPII Index 500
  *  Fidelity VIPII Asset Manager: Growth
  *  Fidelity VIPII Contrafund
  *  MFS Emerging Growth Series
  *  MFS Research Series
  *  MFS Growth With Income Series
  *  MFS Total Return Series
  *  MFS Utilities Series
  *  MFS Capital Opportunities Series

You may also allocate each net premium (and your existing account value) to the Guaranteed Interest Division. We guarantee your Guaranteed Interest Division allocation will earn at least 4 1/2% interest per year.

CHARGES AND DEDUCTIONS

We deduct applicable premium taxes from each premium payment. Premium taxes vary by state, and are up to 5%.

We also make certain periodic deductions from your policy value. Each month, we deduct from your policy value:

(a)  the cost of insurance charge;

(b) the monthly administrative charge (currently $6 plus $24 per month for the first 12 policy months); and

(c)  any additional benefit charges.

Each day, we deduct a charge from the assets in the variable investment divisions for certain mortality and expense risks we bear under the policy. This charge is at an effective annual rate of 0.75% of those assets.

In addition, investment management fees and other expenses are deducted from each portfolio of the underlying funds. See the table below for a summary of these portfolio expenses.

Fund Annual Expenses
(% of average daily net assets)


                                                                     Total
                                                      Other           Fund
Fund                             Management Fee     Expenses(1)   Expenses(2)(3)
----                             --------------     ----------    -------------

Fidelity VIP Money Market             0.18%             0.09%         0.27%
-----------------------------------------------------------------------------

Fidelity VIP High Income              0.58%             0.11%         0.69%
-----------------------------------------------------------------------------

Fidelity VIP Equity-Income            0.48%             0.09%         0.57%
-----------------------------------------------------------------------------

Fidelity VIP Growth                   0.58%             0.08%         0.66%
-----------------------------------------------------------------------------

Fidelity VIP Overseas                 0.73%             0.18%         0.91%
-----------------------------------------------------------------------------

Fidelity VIPII Investment Grade Bond  0.43%             0.11%         0.54%
-----------------------------------------------------------------------------

Fidelity VIPII Asset Manager          0.53%             0.10%         0.63%
-----------------------------------------------------------------------------

Fidelity VIPII Index 500              0.24%             0.10%         0.34%
-----------------------------------------------------------------------------

Fidelity VIPII Asset Manager: Growth  0.58%             0.13%         0.71%
-----------------------------------------------------------------------------

Fidelity VIPII Contrafund             0.58%             0.09%         0.67%
-----------------------------------------------------------------------------

MFS Emerging Growth                   0.75%             0.09%         0.84%
-----------------------------------------------------------------------------

MFS Research                          0.75%             0.11%         0.86%
-----------------------------------------------------------------------------

MFS Growth With Income                0.75%             0.13%         0.88%
-----------------------------------------------------------------------------

MFS Total Return                      0.75%             0.15%         0.90%
-----------------------------------------------------------------------------

MFS Utilities                         0.75%             0.16%         0.91%
-----------------------------------------------------------------------------

MFS Capital  Opportunities (4)        0.75%             0.27%         1.02%
-----------------------------------------------------------------------------


(1) Fund Annual Expenses are those incurred for the year ended
    December 31, 1999.

(2) A portion of the brokerage commissions that certain Fidelity portfolios pay was used to reduce their expenses. In addition, certain Fidelity portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash] balances were used to reduce custodian expenses. Including these reductions, the total operating expenses, after reimbursement for VIP Equity-Income Portfolio: 0.56%; for VIP Growth
    Portfolio: 0.65%; for VIP Overseas Portfolio: 0.87%; for VIPII Asset Manager
    Portfolio: 0.62%; for VIPII Index 500 Portfolio: 0.28%; for VIPII Contrafund
    Portfolio: 0.65%; and for VIPII Asset Manager: Growth Portfolio: 0.70%.

(3) Each MFS series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each MFS series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. MFS series expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Including these reductions, and any applicable expense reimbursement, the total operating expenses would have been for MFS Emerging Growth: 0.83%; for MFS Research: 0.85%; for MFS Growth with Income: 0.87%; for MFS Total Return: 0.89%; for MFS Utilities: 0.90%; and for MFS Capital Opportunities: 0.90%.

(4) MFS has agreed to bear expenses for this series, subject to reimbursement by this series, such that such series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of the series during the current fiscal year. (After taking into account the expense offset arrangement described above). After taking this expense reimbursement into account, (but not the expense offset arrangement) the total operating expenses for MFS Capital Opportunities would have been 0.91%. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004. MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for the series until at least May 1, 2001, unless terminated with the consent of the board of trustees which oversees the series.

Actual expenses of a Fund may be greater or less than those shown.

We deduct a surrender charge on a full surrender of the policy during the first 10 policy years. The maximum surrender charge is 50% of one "target" premium as shown in your policy. The amount of the surrender charge varies depending on the policy year in which you surrender the policy and the amount of premium you have paid. The surrender charge is constant for the first six policy years, and then decreases annually to zero at the end of the 10th policy year.

We deduct a partial surrender charge if you reduce the Face Amount during the first 10 policy years. The partial surrender charge is a pro rata portion of the then-applicable surrender charge. We also charge the lesser of $25 or 2% of the partial surrender amount.

We impose an administrative charge for each Face Amount increase, equal to $1.50 for each $1,000 increase, up to $300. We also charge a transfer fee of up to $25 for each transfer in excess of four each policy year. We also may charge for illustrations you request.

TAXES

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. However, there is some uncertainty as to whether a policy issued on a substandard basis will satisfy the Internal Revenue Code definition of life insurance. Under certain circumstances, a policy could be treated as a modified endowment contract. See "Tax Considerations" for a discussion of when withdrawals and loans from policy value could be subject to Federal income tax and penalty tax.

CASH BENEFITS

Your Policy Account is the sum of the amounts allocated to the variable investment divisions and the amount allocated to the Guaranteed Interest Division. The cash surrender value (the account value less any applicable surrender charges) may be substantially less than the premiums paid, especially in early policy years.

POLICY LOANS. You may take loans in the aggregate amount of up to 90% of the policy's cash surrender value. The minimum loan amount is usually $500. Policy loans reduce the amount available for allocations and transfers.

FULL SURRENDER. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due.

PARTIAL SURRENDER. You generally may make a partial surrender of the policy at any time during the insured's life and after the policy has been in force one year, provided that the policy has sufficient net cash surrender value remaining.

DEATH BENEFIT

You must select one of two death benefit options under the policy:

Option A - the greater of the policy's Face Amount or a multiple of its Policy Account value on the date of death; or Option B - the greater of (i) the policy's Face Amount plus its account value or
(ii) a multiple of its Policy Account value on the date of death.

Subject to certain limits, you may change the Face Amount and death benefit.

The policy's minimum Face Amount is $50,000.

TERMINATION

There is no minimum guaranteed Policy Account value. The policy value may decrease if the investment performance of the variable investment divisions (to which you have allocated Policy Account value) is not sufficiently positive to cover the charges deducted under the policy.

If the net cash surrender value becomes insufficient to cover the monthly deduction when due, the policy will terminate without value after a grace period, even if you pay all planned periodic premiums in full and on schedule. Additional premium payments will be necessary during the grace period to keep the policy in force.

OTHER INFORMATION

FREE LOOK: For a limited time after the policy's effective date, you may cancel the policy and receive a full refund.

SUPPLEMENTAL BENEFITS. Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each has its own requirements for eligibility and its own charge. Among the benefits currently available under the policy are:

(a)  accidental death benefit rider;
(b)  children's term insurance rider;
(c)  additional insured term insurance rider; and
(d)  disability waiver benefit rider.

Other supplemental benefits may also be available.

TRANSFERS: Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the Guaranteed Interest Division. We may charge for transfers in excess of four in a policy year. There are special limits on transfers from the Guaranteed Interest Division.

ILLUSTRATIONS: Sample illustrations of hypothetical death benefits and Policy Account values are in this prospectus. These may help you:

(a) understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b) compare the policy to other life insurance policies.

The illustrations also show the value of annual premiums accumulated with interest and demonstrate that the Policy Account value may be low (compared to the premiums plus accumulated interest) if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment.

FINANCIAL INFORMATION: Our financial statements, and financial statements for the variable investment divisions, are in Appendix A to this prospectus.

INQUIRIES

If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

The American Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713-0001

  The policy is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

  NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the prospectuses for the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, and the MFS Variable Insurance Trust carefully before investing.

   DETAILED INFORMATION ABOUT AMERICAN FRANKLIN AND EQUIBUILDER II POLICIES

THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY

  The American Franklin Life Insurance Company ("American Franklin") is a legal reserve stock life, accident and health insurance company organized under the laws of the State of Illinois in 1981. It is engaged in the writing of variable universal life insurance and variable annuities. American Franklin has another separate account (Separate Account VUL) which issues interests in variable insurance policies having policy features that are similar to those of EquiBuilder II policies but the assets of which are invested in a different open-end management investment company. American Franklin no longer offers new policies having an interest in Separate Account VUL. American Franklin also has a separate account which issues interests in variable annuities. American Franklin is presently authorized to write insurance in forty-six states, the District of Columbia and Puerto Rico. American Franklin's home office is located at #1 Franklin Square, Springfield, Illinois 62713.

  American Franklin is a wholly-owned subsidiary of The Franklin Life Insurance Company ("The Franklin"). The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life and health insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its home office is located at #1 Franklin Square, Springfield, Illinois 62713. The Franklin is not the issuer of the policies offered by this Prospectus, however, it has certain indirect obligations in respect to those policies arising from The Franklin's undertakings to the issuer, American Franklin, as a reinsurer of portions of the death benefits provided under the policies.

  American General Corporation ("American General"), through its wholly-owned subsidiary, AGC Life Insurance Company, owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life Insurance Company is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

  American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. American General was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                    THE FEATURES OF EQUIBUILDER II POLICIES

HOW EQUIBUILDER II POLICIES DIFFER FROM WHOLE LIFE INSURANCE

  EquiBuilder II policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. EquiBuilder II policies are different from traditional whole life insurance in that the Policy Owner is not required to pay scheduled premiums and may, within limits, choose the amount and frequency of premium payments. EquiBuilder II policies also provide for two different types of death benefit options and the Policy Owner may change options. Another feature of EquiBuilder II policies which is not available under traditional whole life insurance is that the Policy Owner generally has the ability to increase or decrease the Face Amount without purchasing a new policy. However, evidence of insurability may be required. In addition, the Policy Owner may direct the investment of net premiums, which will determine, in part, the value of the Policy Account.

DEATH BENEFITS

  American Franklin will pay a death benefit (net of any policy loan and loan interest and any overdue charges) to the beneficiary of a policy when the Insured Person dies. The Policy Owner may choose from two death benefit options: Option A and Option B. Option A provides a benefit that equals the Face Amount of the policy. Except as described below, the Option A benefit is fixed. Option B provides a benefit that equals the Face Amount of the policy plus the amount in the Policy Account on the day the Insured Person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in the Policy Account. Option B entails a higher monthly cost of insurance charge than Option A and will cause the value of the Policy Account, and hence the Net Cash Surrender Value of the policy, to be less than if Option A were chosen, all other things being equal.

  Under both options, an alternate death benefit based on provisions of the federal income tax law applies if it would provide a greater benefit (before deductions for any outstanding policy loan and loan interest) than the option selected. This benefit is a percentage multiple of the amount in the Policy Account. The percentage declines as the Insured Person gets older. The benefit will be the amount in the Policy Account on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease by a ratable portion for each full year.

                            Table of Death Benefits
                         Based On Policy Account Values
--------------------------------------------------------------------------------
                                          MINIMUM DEATH BENEFIT AS PERCENTAGE
       INSURED PERSON'S AGE                      OF THE POLICY ACCOUNT
--------------------------------------------------------------------------------
            40 or under                                    250%
            45                                             215
            50                                             185
            55                                             150
            60                                             130
            65                                             120
            70                                             115
            75 to 90                                       105
            95                                             100

  For example, if the Insured Person were 40 years old and the amount in the Policy Account were $100,000, the death benefit would be at least $250,000 (250% of $100,000).

  These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a policy to qualify as life insurance. See "Federal Tax Considerations," below.

  Under either Option A or Option B, the length of time a policy remains in force depends on the Net Cash Surrender Value of the policy. Because the charges that maintain the policy are deducted from the Policy Account, coverage will last as long as the Net Cash Surrender Value (the amount in the Policy Account minus the surrender charge and any outstanding policy loan and loan interest) can cover these deductions. (See "Additional Information about EquiBuilder II Policies-Lapse of the Policy," below.) The investment experience (which may be either positive or negative) of any amounts in the investment divisions of the Separate Account and the interest earned in the Guaranteed Interest Division will affect the amount in the Policy Account. As a result, the returns from these divisions will affect the length of time a policy remains in force. See "Policy Account Value," below.

  Policy Owners who prefer to have insurance coverage that varies with the investment experience of their Policy Account should choose Option B. In no event will the death benefit under Option B be less than the greater of the Face Amount of the policy or the alternate death benefit described above (in either case, less any outstanding policy loan and loan interest). Policy Owners who prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges should choose Option A.

POLICY ISSUANCE INFORMATION

  American Franklin will not issue a new policy having a Face Amount that is less than $50,000 nor will it issue a policy in respect of an Insured Person who is older than 75.

  No insurance under a policy will take effect: (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the premium is paid.

  See "The Features of EquiBuilder II Policies-Flexible Premium Payments" and "Distribution of the Policies-Applications," below for additional information concerning procedures for obtaining a policy.

MATURITY BENEFIT

  If the Insured Person is still living on the policy anniversary nearest his or her 95th birthday, American Franklin will pay the Policy Owner the amount in the Policy Account net of any outstanding loan and loan interest. The policy will then end.

CHANGES IN EQUIBUILDER II POLICIES

  EquiBuilder II policies provide the Policy Owner flexibility to choose from a variety of strategies, described in the sections that follow, which enable the Policy Owner to increase or decrease his or her insurance protection.

  A reduction in Face Amount lessens emphasis on the policy's insurance coverage by reducing both the death benefit and the amount at risk (the difference between the current death benefit under the policy and the amount of the Policy Account). The reduced amount at risk results in lower cost of insurance charges against the Policy Account. See "The Features of EquiBuilder II Policies-Changing the Face Amount of Insurance," below. A partial withdrawal of Net
Cash Surrender Value reduces the Policy Account and death benefit while providing a cash payment, but does not reduce the amount at risk or the cost of insurance charges. See "Policy Account Transactions-Withdrawing Money from the Policy Account," below. Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged; under Option B, it will decrease the death benefit while leaving the amount at risk and the cost of insurance charge unchanged. See "The Features of EquiBuilder II Policies-Flexible Premium Payments," below.

  Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the amount at risk. See "The Features of EquiBuilder II Policies-Changing the Face Amount of Insurance," below. Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the amount at risk and cost of insurance charge unchanged. See "The Features of EquiBuilder II Policies-Flexible Premium Payments," below.

CHANGING THE FACE AMOUNT OF INSURANCE

  Any time after the first policy year while a policy is in force, the Policy Owner may change the policy's Face Amount. This may be done by sending a written request to American Franklin's Administrative Office. Any change will be subject to American Franklin's approval and the following conditions:

     If the Face Amount is to be increased, satisfactory evidence that the Insured Person is still insurable must be provided. American Franklin's current procedure if the Insured Person has become a more expensive risk is to ask the Policy Owner to confirm that he or she wishes to pay higher cost of insurance charges on the amount of the increase.

     Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, a one-time administrative charge for each increase will be made against the Policy Account. This charge is currently $1.50 for each additional $1,000 of insurance up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge.

     The Face Amount may not be reduced below the minimum American Franklin requires to issue a policy at the time of the reduction. Monthly charges against the Policy Account for the cost of insurance will decrease if the Face Amount is reduced. If the Face Amount is reduced during the first ten policy years, a pro rata share of the applicable surrender charge will be made against the Policy Account. See "Deductions and Charges-Surrender Charge," below.

  American Franklin's current procedure is to disapprove a requested decrease in the Face Amount if it would cause the alternate death benefit to apply.
Instead, the Policy Owner will be requested to make a partial withdrawal of Net Cash Surrender Value from the Policy Account and then a decrease in the Face Amount. See "The Features of EquiBuilder II Policies-Death Benefits," below.

  American Franklin's current procedure, if the Policy Owner requests a Face Amount decrease when there has been a previous increase in the Face Amount, is to apply the decrease first against the most recent increase in the Face Amount. Decreases will then be applied to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

  Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a policy to become a "modified endowment contract," or may have other adverse tax consequences. See "Federal Tax Considerations," below.

CHANGING DEATH BENEFIT OPTIONS

  At any time after the first policy year while a policy is in force, the Policy Owner may change the death benefit option by sending a written request to American Franklin's Administrative Office. If the death benefit is changed from Option A to Option B, the Face Amount will be decreased by the amount in the Policy Account on the date of the change. Such a change may not be permitted if it would reduce the Face Amount below the minimum American Franklin requires to issue a policy at the time of the reduction. If the death benefit is changed from Option B to Option A, the Face Amount of insurance will be increased by the amount in the Policy Account on the date of the change. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit option.

  No evidence of insurability will be required for the increase in the Face Amount that occurs when a change is made from Option B to Option A, nor will any charge be made for this increase. No surrender charge is made for the decrease in the Face Amount that occurs when a change is made from Option A to Option B. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see "Deductions and Charges-Charges Against the Policy Account-Cost of Insurance Charge," below).

WHEN POLICY CHANGES GO INTO EFFECT

  Any change in the Face Amount or death benefit option of a policy will go into effect at the beginning of the policy month following the date American Franklin approves a request for the change. After a request is approved, American Franklin will send the Policy Owner a written notice of the approval showing each change. The Policy Owner should attach this notice to his or her policy. American Franklin may also request that the policy be returned to its Administrative Office so that the appropriate changes may be made.

  In some cases, a change requested by the Policy Owner may not be approved because it might disqualify the policy as life insurance under applicable federal tax law. American Franklin will send the Policy Owner a written notice of its decision to disapprove any requested change for this reason. See "Federal Tax Considerations," below.

FLEXIBLE PREMIUM PAYMENTS

  The Policy Owner may choose the amount and frequency of premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each policy will show a "planned" periodic premium. The planned premium is determined by the Policy

Owner within limits set by American Franklin when the Policy Owner applied for a policy and is not necessarily designed to equal the amount of premiums that will keep the policy in effect. Planned premiums are generally the amount the Policy Owner decides he or she wants to pay and can be changed at any time.

  The Policy Owner must pay a minimum initial premium on or before the date on which the policy is delivered by American Franklin. The insurance will not go into effect until American Franklin receives this minimum initial premium. American Franklin determines the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the policy and any additional benefits selected. The first premium payment may be made by check or money order payable to "The American Franklin Life Insurance Company." Any additional premiums should be made by check or money order payable to "The American Franklin Life Insurance Company" and should be sent directly to its Administrative Office.

  American Franklin will send the Policy Owner premium reminder notices based on the planned premium unless the Policy Owner requests American Franklin not to do so in his or her application or by writing to American Franklin's Administrative Office. Nevertheless, the Policy Owner may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

  Generally, the Policy Owner may pay other premiums at any time and in any amount, as long as each payment is at least $100. (Policies issued in some states may have different minimum premium payments.) American Franklin may increase this minimum upon 90 days' written notice. American Franklin may also reject premium payments in a policy year if the payments would cause the policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," below.

  If the Policy Owner stops paying premiums temporarily or permanently, the policy will continue in effect until the Net Cash Surrender Value can no longer cover the monthly charges against the Policy Account for the benefits selected. In addition, it should be noted that planned premiums may not be sufficient to maintain a policy because of investment experience, policy changes or other factors.

  The tables set forth below under "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums" illustrate how the key financial elements of EquiBuilder II policies work. The tables show death benefits and Policy Account and Cash Surrender Values with Face Amounts and planned annual premiums of different amounts for Insured Persons of different ages.

ADDITIONAL BENEFITS

  A policy may include additional benefits. A charge will be made against the Policy Account monthly for each additional benefit. These benefits may be cancelled at any time. More details will be included in the policy if any of these benefits are selected. The following additional benefits are currently available:

     Disability Waiver Benefit. With this benefit, monthly charges from the Policy Account are waived if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. If the disability starts before the policy anniversary nearest the Insured Person's 60th birthday, American Franklin will waive monthly charges for life as long as the disability continues. If the disability starts after that, the charges will be waived only up to the policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues).

     Accidental Death Benefit. American Franklin will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the policy anniversary nearest his or her 70th birthday.

     Children's Term Insurance. This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children, who have not yet reached their eighteenth birthdays. The charge for this benefit covers all children under eighteen. They are covered only until the Insured Person reaches age 65 or the child reaches age 25, whichever first occurs.

     Term Insurance on an Additional Insured Person. Term insurance may be obtained for another person, such as the Insured Person's spouse, under a policy. A separate charge will be deducted for each additional insured person.

                      SEPARATE ACCOUNT INVESTMENT CHOICES

  After certain amounts are deducted from each premium, the balance, called the net premium, is put into the Policy Account established for each policy. The net premium is credited to the Policy Account as of the date the premium payment is received at American Franklin's Administrative Office, or, if later, the Register Date. The net premium is credited to the Policy Account prior to deductions of any charges against the Policy Account due on that date. See "Deductions and Charges-Deductions from Premiums," below. The Policy Account will be invested in the Money Market division until the first business day fifteen days after the Issue Date of the policy. At that time, the Policy Account will be allocated to the Guaranteed Interest Division or to one or more of the investment divisions of the Separate Account or both, according to the directions provided in the policy application. These instructions will apply to any subsequent premium until the Policy Owner provides new instructions to American Franklin at its Administrative Office. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100. See "The Guaranteed Interest Division," below.

THE SEPARATE ACCOUNT AND ITS INVESTMENT DIVISIONS

  The Separate Account was established on April 9, 1991 under the Insurance Law of the State of Illinois, and is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission of the management or investment policies of the Separate Account. A unit investment trust is a type of investment company. The Separate Account meets the definition of a "separate account" under federal securities laws. The Separate Account has a number of investment divisions, each of which invests in shares of a corresponding portfolio of the Variable Insurance Products Fund, or of the Variable Insurance Products Fund II or the MFS Variable Insurance Trust (individually, a "Fund," and collectively, the "Funds"). Currently, VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth, VIPII and Contrafund, MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities and MFS Capital Opportunities divisions are available for investment under EquiBuilder II policies. The Separate Account also issues interests under EquiBuilder III variable life insurance policies, which have policy features that are similar to those of EquiBuilder II policies but which have a different sales charge structure.

THE FUNDS

  Each of the Funds is a diversified open-end management investment company, more commonly called a mutual fund. As "series" type mutual funds, they issue several different "series" of stock, each of which relates to a different Fund portfolio. Currently an aggregate of sixteen portfolios, each of which has different investment objectives, policies and risks, are available for investment of amounts allocated to the Separate Account.

  The Funds do not impose a sales charge or "load" for buying and selling their shares. The Funds' shares are bought and sold by the Separate Account at net asset value pursuant to agreements between American Franklin, and the Funds.

  The Funds sell their shares to separate accounts of insurance companies. See "Voting Rights of a Policy Owner-Voting Privileges of Participants in Other Separate Accounts" for information about measures that will be taken to protect Policy Owners in the event of a conflict of interest between the Separate Account and other separate accounts that invest in the Funds.

  More detailed information about the Funds, their investment policies, risks, expenses and all other aspects of their operations appears in their Prospectuses, which are attached to this Prospectus, and in their Statements of Additional Information referred to therein. See "Deductions and Charges - Charges Against the Funds", below, for additional information relating to expenses of the Funds.

INVESTMENT POLICIES OF THE PORTFOLIOS OF THE FUNDS

  Each portfolio of the Funds has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. The investment experiences of the divisions of the Separate Account depend on the performances of the corresponding portfolios. The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser. The investment results of the portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other fund, even if the other fund has the same investment adviser. The investment objectives, policies, restrictions and risks of the portfolios of the Funds are described in detail in the Prospectuses for the Funds, which are attached to this Prospectus, and in the Funds' Statements of Additional Information. The policies and objectives of the Portfolios of the Variable Insurance Products Fund corresponding to the divisions currently available for investment under EquiBuilder II policies may be summarized as follows:

     VIP MONEY MARKET PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital and liquidity. The Portfolio invests in U.S. dollar- denominated money market securities of domestic and foreign issuers and complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the Portfolio's investments.

     VIP HIGH INCOME PORTFOLIO seeks a high level of current while also considering growth of capital. The Portfolio normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a discussion of the risks of investment in junk bonds, see the Prospectus for the Variable Insurance Products Funds, which is attached to this Prospectus.

     VIP EQUITY-INCOME PORTFOLIO seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index. The Portfolio normally invests at least 65% of its total assets in income-producing equity securities.

     VIP GROWTH PORTFOLIO seeks capital appreciation and normally invests its assets primarily in common stocks. The Portfolio invests its assets in companies which its investment adviser believes have above-average growth potential.

     VIP OVERSEAS PORTFOLIO seeks long-term growth of capital and normally invests at least 65% of its total assets in foreign securities. The Portfolio normally invests its assets primarily in common stocks.

  The policies and objectives of the portfolios of the Variable Insurance Products Fund II corresponding to the divisions currently available for investment under EquiBuilder II policies may be summarized as follows:

     VIPII INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital and normally invests its assets in U.S. dollar-denominated investment-grade bonds. The investment adviser uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the Portfolio and selecting investments and manages the Portfolio to have similar overall interest rate risk to the index.

     VIPII ASSET MANAGER PORTFOLIO seeks a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

     VIPII INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by Standard & Poor's 500 Composite Stock Price Index ("S & P 500"), and normally invests at least 80% of its assets in common stocks included in the S & P 500. The S & P 500 is a widely recognized, unmanaged index of common stock prices.

     VIPII ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, and short-term instruments and other investments.

     VIPII CONTRAFUND PORTFOLIO seeks long-term capital appreciation and normally invests its assets primarily in common stocks. The Portfolio invests its assets in securities of companies whose value the investment adviser believes is not fully recognized by the public.

  The policies and objectives of the portfolios of the MFS Variable Insurance Trust corresponding to the divisions currently available for investment under EquiBuilder II policies may be summarized as follows:

  MFS EMERGING GROWTH SERIES will seek long-term growth of capital. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies.

  MFS RESEARCH SERIES will seek to provide long-term growth of capital and future income. The series invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts.

  MFS GROWTH WITH INCOME SERIES will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks. The series will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poors 500 Composite Index. The series invests, under normal market conditions, at least 65% of its total assets in common stock and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

  MFS TOTAL RETURN SERIES will primarily seek to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The series is a "balanced fund," and invests in a combination of equity and fixed income securities.

  MFS UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its total assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

  MFS CAPITAL OPPORTUNITIES SERIES will seek capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

  Except for the VIP Money Market, VIPII Investment Grade Bond, VIPII
Index 500 and MFS Growth With Income Portfolios, the portfolios may purchase lower-quality bonds which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). These securities are highly speculative. Lower-quality bonds involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. This is an aggressive approach to income investing. For a discussion of the risks of investment in these securities, please see the Prospectuses for the Funds, which is are attached to this Prospectus.

  There is no guarantee that any portfolio of the Funds will achieve its objective. In addition, the Funds' Prospectuses advises that no single portfolio constitutes a balanced investment plan.

  Before selecting any division, the Policy Owner should carefully read the Prospectuses for the Funds, which include more complete information about each portfolio, including investment objectives and policies, charges and expenses. A Policy Owner may obtain additional copies of the Prospectuses of the Funds by contacting American Franklin's Administrative Office.

  American Franklin may enter into agreements with affiliates of the Funds that provide for reimbursement of American Franklin for certain costs incurred in connection with administering the Funds as variable funding options for the EquiBuilder II policies. Currently, American Franklin and MFS have entered into an arrangement whereby American Franklin receives a fee equal, on an annualized basis, to a percentage of the aggregate net assets of each of the portfolios of the MFS Variable Insurance Trust attributable to the EquiBuilder II policies and certain other variable contracts issued by American Franklin and its affiliates. This fee will not be paid by the portfolios, their shareholders or the Policy Owners.

  Affiliates of Fidelity Management and Research Company ("FMR") may compensate American Franklin or an affiliate for administrative, distribution, or other services relating to the portfolios of the Funds. Such compensation is generally based on assets of the portfolios attributable to the EquiBuilder II policies and certain other variable contracts issued by American Franklin and its affiliates. This compensation will not be paid by the portfolios, their shareholders or the Policy Owners.

OWNERSHIP OF THE ASSETS OF THE SEPARATE ACCOUNT

  Under Illinois law, American Franklin owns the assets of the Separate Account and uses them to support EquiBuilder II policies, other variable life policies and other variable life policies it may issue in the future. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business of American Franklin. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division. In addition to premiums from EquiBuilder II policies, we may allocate premiums from other policies to the Separate Account. These policy owners will participate in the Separate Account in proportion to the amounts in the Separate Account relating to their policies. American Franklin may also permit charges owed to it to stay in the Separate Account. Thus, American Franklin may also participate proportionately in the Separate Account. These accumulated amounts belong to American Franklin and American Franklin may transfer them from the Separate Account to its General Account at any time.

RIGHT TO CHANGE OPERATIONS

  American Franklin reserves the right to change or add investment companies in which Policy Accounts will be invested and to modify how it or the Separate Account operates. American Franklin intends to comply with applicable law in making any changes and, if necessary, will seek Policy Owner approval. American Franklin has the right to:

     add investment divisions to, or remove investment divisions from, the Separate Account, combine two or more divisions within the Separate Account, or withdraw assets relating to EquiBuilder II policies from one investment division and put them into another;

     register or end the registration of the Separate Account under the Investment Company Act of 1940;

     operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of American Franklin within the meaning of the Investment Company Act of 1940);

     restrict or eliminate any voting rights of Policy Owners or other people who have voting rights that affect the Separate Account;

     operate the Separate Account or one or more of its investment divisions in any other form the law allows, including a form that allows the Separate Account to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly, rather than through an investment company. American Franklin may invest the assets of the Separate Account in any legal investments. In choosing these investments American Franklin will rely on its own or outside counsel for advice. In addition, American Franklin may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently; and modify the provisions of the policies to assure qualification under the pertinent provisions of the Code or to comply with other applicable federal or state laws.

  If any changes are made that result in a material change in the underlying investments of an investment division, Policy Owners will be notified as required by law. American Franklin may, for example, cause an investment division to invest in a mutual fund other than or in addition to the Funds. If, as a result of any such material change, a Policy Owner then wishes to transfer the amount of his or her Policy Account invested in one investment division to another division of the Separate Account or to the Guaranteed Interest Division, he or she may do so without charge, by giving written instructions to American Franklin at its Administrative Office. At the same time, the manner in which net premiums and deductions are allocated may be changed.

                             DEDUCTIONS AND CHARGES

  For information regarding other charges see also "Policy Account Transactions," below.

  We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the surrender charge may not fully cover all of the sales and distribution expenses actually incurred by American Franklin, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

DEDUCTIONS FROM PREMIUMS

  Any payment received by American Franklin before the Final Policy Date is treated as a premium, unless a policy loan is outstanding and the payment is accompanied by written instructions that it is to be applied to repayment of the policy loan. (See "Policy Account Transactions-Repaying the Loan," below).
The Final Policy Date is the policy anniversary nearest the Insured Person's 95th birthday. Applicable taxes are deducted from all premiums. The balance of each premium (the net premium) is placed in the Policy Account.

  All states and certain other jurisdictions (cities, counties, municipalities) tax premium payments or levy other taxes or charges. Taxes currently range up to 5%. American Franklin deducts the applicable tax from each premium payment. This is a tax to American Franklin, so the Policy Owner cannot deduct it on his or her income tax return. The amount of the tax will vary depending on the jurisdiction in which the Policy Owner resides. Since the tax deduction is a percentage of the premium, the amount of the tax deduction will also vary with the amount of the premium. This deduction for taxes will be increased or decreased to reflect any changes in the applicable taxes. In addition, if a Policy Owner changes his or her place of residence, the deduction will be changed to the tax rate of the new jurisdiction. The Policy Owner should notify American Franklin if he or she changes residence.

CHARGES AGAINST THE POLICY ACCOUNT

  At the beginning of each policy month, the following charges are made against each Policy Account. Additional charges against amounts in the Separate Account are described under "Deductions and Charges-Charges Against the Separate Account," below.

  ADMINISTRATIVE CHARGE. The current charge is $6 per month. This charge is designed to cover the continuing costs of maintaining the EquiBuilder II policies, such as premium billing and collection, claim processing, policy transactions, record keeping, communications with Policy Owners and other expenses and overhead. This charge may be raised to reflect higher costs, but American Franklin guarantees it will never be more than $12 per month. At the beginning of each of the first twelve policy months that a policy is in effect, an additional administrative charge of $24 per month will be deducted. This charge permits American Franklin to recover the costs of issuance and placement of the policy such as application processing, medical examinations, establishment of policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class).

  COST OF INSURANCE CHARGE. The monthly cost of insurance is American Franklin's current monthly cost of insurance rate multiplied by the amount at risk at the beginning of the policy month divided by $1,000. The amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month is increased due to the requirements of federal tax law (see "The Features of EquiBuilder II Policies-Death Benefits," above), the amount at risk for the month will also increase. For this purpose the amount of each Policy Account is determined before deduction of the cost of insurance charge but after all other charges due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk and with increasing age of the Insured Person.

  The cost of insurance rate is based on the sex, age and risk class of the Insured Person and the Face Amount size band of the policy at the time of the charge. American Franklin may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in a particular policy. The maximum charges are based on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male non-tobacco user at various ages. In Montana and Massachusetts there will be no distinctions based on sex. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and risk class. In addition, employers and Employee Organizations should consider the impact of Title VII of the Civil Rights Act of 1964 on the purchase of an EquiBuilder II policy in connection with an employment related insurance or benefit plan. See "Employee Benefit Plans," below. Where required, American Franklin will provide cost of insurance charges that do not distinguish between males and females.

           ILLUSTRATIVE TABLE OF MONTHLY COST OF INSURANCE RATES FOR
            MALE NON-TOBACCO (ROUNDED) PER $1,000 OF AMOUNT AT RISK
           ---------------------------------------------------------
                          $50,000 - $199,999              $200,000 AND OVER
                         FACE AMOUNT SIZE BAND          FACE AMOUNT SIZE BAND
                         ---------------------          ---------------------
      ATTAINED           GUARANTEED     CURRENT         GUARANTEED     CURRENT
         AGE            MAXIMUM RATE     RATE          MAXIMUM RATE     RATE
         ---            ------------     ----          ------------     ----
          5                 $ .08        $ .08             $ .08        $ .08
         15                   .11          .11               .11          .10
         25                   .15          .10               .15          .10
         35                   .18          .11               .18          .10
         45                   .38          .20               .38          .17
         55                   .88          .49               .88          .42
         65                  2.14         1.42              2.14         1.20

For a male non-tobacco user, age 35, with a $100,000 Face Amount Option A policy, an initial premium of $1,000, and a 2% premium tax, the cost of insurance for the first month will be [$10.90]. This example reflects deduction of the current administrative charges ($6 per month plus the additional charge of $24 per month that applies for the first 12 policy months) and uses the current cost of insurance rate ($.11 per $1,000).

  CHARGES FOR ADDITIONAL BENEFITS. The cost of any additional benefits will be deducted monthly. These charges may be changed, but each policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

  CHANGES IN MONTHLY CHARGES. Any changes in the cost of insurance, charges for additional benefits or administrative charges will be by class of Insured Person and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

CHARGES AGAINST THE SEPARATE ACCOUNT

  The amount in the Policy Account which is allocated to the investment divisions of the Separate Account will be reduced proportionately by the following fees and charges, which are allocated to the investment divisions of the Separate Account. These fees and charges will not be made against amounts allocated to the Guaranteed Interest Division.

  MORTALITY AND EXPENSE RISKS. American Franklin makes a charge for assuming mortality and expense risks. American Franklin guarantees that monthly administrative and cost of insurance deductions from the Policy Account will never be greater than the maximum amounts shown in the policy. The mortality risk assumed is that insured persons will live for shorter periods than estimated. When this happens, American Franklin has to pay a greater amount of death benefit than expected in relation to the cost of insurance charges it received. The expense risk assumed is that the cost of issuing and administering policies will be greater than expected. American Franklin makes a daily charge for mortality and expense risks at an effective annual rate of .75% of the value of the assets in the Separate Account attributable to EquiBuilder II policies. This charge is reflected in the unit values for the investment divisions of the Separate Account. See "Policy Account Value-Determination of Unit Value," below. If the money collected from this charge is not needed, it will be to American Franklin's gain and may be used to cover policy distribution expenses.

  We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

  TAX RESERVE. American Franklin reserves the right to make a charge in the future for taxes or reserves set aside for taxes, which will reduce the investment income of the investment divisions of the Separate Account.
See "Federal Tax Considerations," below.

  CHARGES AGAINST THE FUNDS. The Separate Account purchases shares of the Funds at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Funds. The Funds do not impose a sales charge.

For managing each portfolio's investments and business affairs, each portfolio pays FMR or MFS a monthly fee. See the Prospectuses and Statements of Additional Information of the Funds for a description of the way in which these fees are calculated. FMR has entered into sub-advisory agreements with affiliated companies with respect to management of the VIP High Income, VIP Overseas, VIP Money Market, VIPII Asset Manager, VIPII Asset Manager: Growth and VIPII Contrafund Portfolios. The table in the Summary shows the management fees, other expenses and total annual expenses paid during fiscal 1999 by each portfolio, expressed as a percentage of average net assets of each portfolio.

SURRENDER CHARGE

  If a policy is totally surrendered, or, in some instances, if the Face Amount of the policy is reduced or the policy is permitted to lapse during the first ten policy years, a surrender charge is imposed as a means to recover sales expenses. See "Distribution of the Policies," below. The amount of the surrender charge will vary depending on the policy year in which the redemption occurs and the amount of premium paid. No surrender charge will be applicable after the tenth policy year. If during the first ten policy years a policy is not surrendered or permitted to lapse and the Face Amount is not reduced, no surrender charge will be incurred.

  The surrender charge is a contingent deferred sales load. It is a contingent load because it is imposed only if the Policy Owner surrenders his or her policy (or reduces its Face Amount or lets it lapse) during the first ten policy years. It is a deferred load because it is not deducted from premiums. The amount of the load in a policy year is not necessarily related to actual sales expense in that year. See "Distribution of the Policies," below.

  The surrender charge is the difference between the amount in a particular Policy Account and the Cash Surrender Value of the related policy during the first ten policy years.

  In the first ten policy years, a surrender charge will be imposed if the Policy Owner:

     totally surrenders his or her policy for its Net Cash Surrender Value;

     reduces the Face Amount of his or her policy; or

     lets his or her policy lapse.

  Surrender charges are based on Target Premiums. Target Premiums are not based on the "planned" premium the Policy Owner determines. See "The Features Of EquiBuilder II Policies-Flexible Premium Payments." Target Premiums are based on the age and sex of the Insured Person, and the initial Face Amount of the policy and the types and amounts of any additional benefits included in the policy. Payment of the Target Premium does not guarantee that the policy will remain in effect.

  The maximum surrender charge for a policy will be shown on the Policy Information page of a policy and will equal 50% of one Target Premium. This maximum will not vary based on the amount of premiums paid or when they are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge is reduced by an amount equal to 20% of the initial maximum surrender charge. After the end of the tenth policy year, there is no surrender charge.

  Subject to the maximum surrender charge, the surrender charge is calculated based on actual premium payments. The surrender charge equals 30% of premium payments made during the first policy year up to the amount of one Target Premium and 9% of any additional premiums paid during the first ten policy years, but not more than 50% of one Target Premium.

  Paying less than one Target Premium in the first policy year will reduce the surrender charge only if not more than approximately five Target Premiums are paid before surrender or lapse (i.e., only if the maximum surrender charge is not reached). However, structuring payments in this manner will increase the risk that a policy will lapse (and that a surrender charge will be incurred that would not have been incurred if the policy had remained in force). If payments are structured in this manner, the amounts in the Policy Account would need to receive favorable investment performance for the policy not to lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk). Attempting to structure the timing and amount of premium payments to reduce the potential surrender charge below the maximum is not recommended.

EXAMPLE: Assume the purchase of a $200,000 initial Face Amount policy for a male age 40. This policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each policy year. The following table shows the surrender charge which would apply under different premium payment assumptions if surrender of the policy were to occur during the indicated policy year:

DURING YEAR    PREMIUM     CHARGE    PREMIUM     CHARGE     PREMIUM     CHARGE
   1            $3,000     $  749     $2,280      $  684      $1,140    $  342
   2             3,000      1,019      2,280         889       3,420       650
   3             3,000      1,140      2,280       1,094       2,280       855
   4             3,000      1,140      2,280       1,140       2,280     1,060
   5             3,000      1,140      2,280       1,140       2,280     1,140
   6             3,000      1,140      2,280       1,140       2,280     1,140
   7             3,000        912      2,280         912       2,280       912
   8             3,000        684      2,280         684       2,280       684
   9             3,000        456      2,280         456       2,280       456
   10            3,000        228      2,280         228       2,280       228

The maximum surrender charge will be reduced by the amount of any pro rata surrender charge previously imposed in connection with a decrease in the Face Amount of a policy.

  During the first ten policy years, a decrease in the Face Amount of a policy may be considered a partial surrender and American Franklin will deduct a portion of the surrender charge. If the Face Amount of a policy is increased and then decreased, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount at the Issue Date). Generally, the pro rata surrender charge for a partial surrender will be determined by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge which would apply if the policy were surrendered.

  For example, assume that a policy is issued for a male age 40 with a Face Amount of $200,000. In the third policy year, the Policy Owner decides to decrease this Face Amount by $100,000. Assume also that an annual premium of $3,000 was paid for each of the first three policy years and that the maximum surrender charge for the third policy year is $1,140. To determine the portion of the surrender charge:

     Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000 / $200,000 = .5)

     Then multiply this fraction by the surrender charge in effect before the decrease.
     Pro rata surrender charge = .5 x $1,140 = $570.

Thus, the Policy Owner would be charged $570 for decreasing the Face Amount of this policy from $200,000 to $100,000 during the third policy year. The maximum surrender charge payable in the future will be reduced proportionately.
American Franklin would send the Policy Owner a new Policy Information page that shows the new maximum charges. The Policy Owner will pay the maximum only if he or she surrenders the policy or lets the policy lapse after paying enough premiums to reach the maximum.

OTHER TRANSACTION CHARGES

  In addition to the deductions and charges described above, fees for certain policy transactions are charged against the Policy Account:

     PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE. There is an administrative charge that is currently $25 or 2% of the amount withdrawn, whichever is less, each time a partial withdrawal is made. See "Policy Account Transactions-Withdrawing Money from the Policy Account," below.

     INCREASE IN THE FACE AMOUNT OF INSURANCE. There is an administrative charge that is currently $1.50 for each $1,000 of increase up to a maximum charge of $300. See "The Features of EquiBuilder II Policies-Changes in EquiBuilder II Policies," above.

     TRANSFERS. If more than four transfers of Policy Account value are made in a policy year among investment divisions, a charge of up to a maximum of $25 for each additional transfer in that policy year may be made. However, if all of the assets are transferred to the Guaranteed Interest Division, no transfer charge will be imposed. See "Policy Account Transactions-Transfers of Policy Account Value Among Investment Divisions," below. A request for transfer involving the simultaneous transfer of funds from or to more than one investment division will be considered one transfer.

     ILLUSTRATIONS. If, after a policy is issued, a Policy Owner requests more than one illustration of projected death benefits and Policy Account and Cash Surrender Values in a policy year, a fee may be charged. See "Illustrations of Death Benefits, Policy Account and Cash Surrender Values and Accumulated Premiums," below.

The fees for partial withdrawals, increases in face amount and transfers are guaranteed never to exceed the amounts stated above. See also "Deductions and Charges-Surrender Charge," above.

ALLOCATION OF POLICY ACCOUNT CHARGES

  Generally, charges against each Policy Account for monthly charges or certain transaction fees are allocated among the investment divisions of the Separate Account and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages specified by the Policy Owner in his or her application or in accordance with subsequent instructions received by American Franklin from the Policy Owner. However, deductions for the first policy month will generally be made from the Money Market division. See "Separate Account Investment Choices."

  Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. A Policy Owner may change deduction allocation percentages by giving instructions to American Franklin at its Administrative Office. Changes will be effective as of the date they are received by American Franklin.

  Charges for partial withdrawals of Net Cash Surrender Value and transfers of Policy Account values will be subtracted equally among the divisions from which the transactions were made. If American Franklin cannot make a charge as described above, it will make the charge based on the proportion that the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the investment divisions of the Separate Account bear to the total unloaned value of the Policy Account.

                              POLICY ACCOUNT VALUE

  The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the various investment divisions of the Separate Account. The amount in a Policy Account also reflects various deductions and charges. Monthly charges are made as of the first day of each policy month. Transaction charges or surrender charges are made as of the effective date of the transaction (for example, administrative charges for increases in Face Amount are made as of the next monthly policy anniversary after American Franklin approves the Policy Owner's request).

  Charges against the Separate Account are reflected daily. Any amount allocated to an investment division of the Separate Account will increase or decrease depending on the investment experience of that division. For amounts allocated to the investment divisions of the Separate Account, there is no guaranteed minimum cash value. The value of amounts in a Policy Account allocated to the Guaranteed Interest Division is guaranteed. See "The Guaranteed Interest Division," below.

AMOUNTS IN THE SEPARATE ACCOUNT

  Amounts allocated, transferred or added to the investment divisions of the Separate Account are used to purchase units representing undivided interests in the various divisions. The amount in each division is represented by the value of the units credited to the Policy Account for that division. The number of units purchased or redeemed in an investment division of the Separate Account is calculated by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the date of the transaction (see "Additional Information About EquiBuilder II Policies-Policy Periods, Anniversaries, Dates and Ages," below, regarding the date that the net amount of the initial premium is credited to the Policy Account and interim allocation of the initial net premium and any other net premium received prior to the time that 15 days have elapsed after the Issue Date, and see "Policy Account Transactions" and "The Guaranteed Interest Division-Transfers from the Guaranteed Interest Division," below, regarding the effective dates of Policy Account transactions). The number of units for an investment division at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding portfolio of a Fund, which reflects the investment income and realized and unrealized capital gains and losses of the portfolio and the Fund's expenses. The unit values also reflect charges American Franklin makes against the Separate Account. The number of units credited to a Policy Account, however, will not vary because of changes in unit values. On any given day, the value a Policy Account has in an investment division of the Separate Account is the unit value times the number of units credited to the Policy Account in that division. The units of each investment division of the Separate Account have different unit values.

  Units of an investment division are purchased when the Policy Owner allocates premiums, repays loans or transfers amounts to that division. Units are redeemed or sold when the Policy Owner makes withdrawals or transfers amounts from an investment division of the Separate Account (including transfers for loans) and to pay the death benefit when the Insured Person dies. American Franklin also redeems units for monthly charges or other charges from the Separate Account.

DETERMINATION OF THE UNIT VALUE

  American Franklin determines unit values for each investment division of the Separate Account at the end of each business day. Generally, a business day is any day American Franklin is open and the New York Stock Exchange is open for trading. American Franklin will not process any policy transactions as of any day that is not a business day other than to issue a policy anniversary report, make monthly charge deductions and pay the death benefit under a policy. For purposes of receiving Policy Owner requests, American Franklin is open from 8:00 a.m. to 3:00 p.m., Springfield, Illinois time. The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

  American Franklin determines a net investment factor for each investment division every business day as follows:

     First, the value of the shares belonging to the division in the corresponding Fund portfolio at the close of business that day is determined (before giving effect to any policy transactions for that day, such as premium payments or surrenders). For this purpose, American Franklin uses the share value reported to it by the Fund;

     Next, any dividends or capital gains distributions paid by the Fund for the corresponding portfolio on that day are added;

     Then, this sum is divided by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any policy transactions on that day);

     Then, a daily asset charge for each calendar day between business days is subtracted (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .00002063, which is an effective annual rate of .75%. This charge is for mortality and expense risks assumed by American Franklin under the policy;

     Finally, any daily charge for taxes or amounts set aside as a reserve for taxes is subtracted.

  Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                          POLICY ACCOUNT TRANSACTIONS

  The transactions described below may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. The Policy Owner should consider the net effects before combining Policy Account transactions. See "The Features of EquiBuilder II Policies-Changes in EquiBuilder II Policies," above. Certain transactions also entail charges. For information regarding other charges, see "Deductions And Charges," above.

CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES

  A Policy Owner may change the allocation percentages of his or her net premiums or of his or her monthly deductions by giving instructions to American Franklin at its Administrative Office. These changes will go into effect as of the date American Franklin receives the request at its Administrative Office and will affect transactions on and after that date.

TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS

  A Policy Owner may transfer amounts from any investment division of the Separate Account to any other investment division of the Separate Account or to the Guaranteed Interest Division. A Policy Owner may make up to four transfers of Policy Account value among investment divisions of the Separate Account in each policy year without charge. Depending on the overall cost of performing these transactions, American Franklin may charge up to a current maximum of $25 for each additional transfer, except that no charge will be imposed for a transfer of all amounts in the investment divisions of the Separate Account to the Guaranteed Interest Division. If all amounts are in the Guaranteed Interest Division, the policy will not vary for investment experience. To make a transfer, the Policy Owner should give instructions to American Franklin at its Administrative Office.

  If a charge is imposed for making a transfer, American Franklin will allocate the charge as described under "Deductions And Charges-Allocation of Policy Account Charges," above. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

  A transfer from an investment division of the Separate Account will take effect as of the date American Franklin receives instructions to make the transfer. The minimum amount American Franklin will transfer on any date will be shown on the Policy Information page in each policy and is usually $500.
This minimum need not come from any one investment division or be transferred to any one investment division as long as the total amount transferred that day equals or exceeds the minimum. However, American Franklin will transfer the entire amount in any investment division of the Separate Account even if it is less than the minimum specified in a policy. Policy Owners should note that future premiums will continue to be allocated to investment divisions of the Separate Account or the Guaranteed Interest Division in accordance with existing allocations unless instructions are also given with respect to changing them.

  The policies are not designed for professional marketing timing organizations or other entities using programmed and frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policies or procedures regarding telephone requests or to stop permitting telephone requests altogether.

  Special rules apply to transfers from the Guaranteed Interest Division. See "The Guaranteed Interest Division-Transfers From The Guaranteed Interest Division," below.

BORROWING FROM THE POLICY ACCOUNT

  At any time that a policy has a Net Cash Surrender Value, the Policy Owner may borrow money from American Franklin using only his or her policy as security for the loan. The maximum aggregate amount that will be loaned is equal to 90% of the Cash Surrender Value of the policy on the date the request for a loan is received by American Franklin at its Administrative Office. Any new loan must be at least the minimum amount shown on the Policy Information page of a policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that American Franklin expects will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations-Policy Proceeds," below, with respect to the federal income tax consequences of a loan.

LOAN REQUESTS

  Requests for loans should be made to American Franklin at its Administrative Office. The Policy Owner may specify how much of the loan should be taken from the unloaned amount, if any, of his or her Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the investment divisions of the Separate Account. If a loan is requested from an investment division of the Separate Account, American Franklin will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. The amounts in each division will be determined as of the day American Franklin receives the request for a loan at its Administrative Office.

  If the Policy Owner does not specify how to allocate a loan, the loan will be allocated according to the Policy Owner's deduction allocation percentages. If the loan cannot be allocated based on these percentages, American Franklin will allocate it based on the proportions of the unloaned amount, if any, of the Policy Owner's Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each investment division of the Separate Account to the unloaned value of the Policy Account.

POLICY LOAN INTEREST

  Interest on a policy loan accrues daily at an adjustable interest rate. American Franklin determines the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts borrowed during the year. American Franklin will notify the Policy Owner of the current rate when a loan is requested. American Franklin determines loan rates as follows. The maximum rate is the greater of:

     5-1/2% ; or
     the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

  If this average is no longer published, American Franklin will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. American Franklin will not charge more than the maximum rate permitted by applicable law. American Franklin may also set a rate lower than the maximum.

  Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. American Franklin will give advance notice of any increase in the interest rate on any loans outstanding.

WHEN INTEREST IS DUE

  Interest is due on each policy anniversary. If interest is not paid when it is due, it will be added to the outstanding loan and allocated based on the deduction allocation percentages for the Policy Account then in effect. This means American Franklin makes an additional loan to pay the interest and transfers amounts from the investment divisions of the Separate Account and the unloaned portion of the Guaranteed Interest Division to make the loan. If American Franklin cannot allocate the interest based on these percentages, it will allocate it as described above for allocating the loan.

REPAYING THE LOAN

  All or part of a policy loan may be repaid at any time while the Insured Person is alive and a policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a policy loan is outstanding, American Franklin will apply all amounts it receives in respect of that policy as a premium unless the payment is accompanied by written instructions that it is to be applied to repayment of the policy loan.

  American Franklin will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if a Policy Owner borrowed $500 from the Guaranteed Interest Division and $500 from the Equity-Income Division, no repayments may be allocated to the Equity-Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After this amount has been repaid, the Policy Owner may specify how subsequent repayments should be allocated. If the Policy Owner does not give instructions, American Franklin will allocate repayments based on current premium allocation percentages at the time repayment is made.

THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT

  A loan against a policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the policy, even if the loan is repaid. When a loan is made against a policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the investment divisions of the Separate Account or in the unloaned portion of the Guaranteed Interest Division.

  The interest rate for loaned amounts in the Guaranteed Interest Division is expected to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. Generally, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, but never less than 4-1/2%. Each month, this interest is added to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

  The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the investment divisions of the Separate Account and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Money Market Division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Money Market Division. However, the $1,000 earns interest at a declared interest rate.

LAPSE OF THE POLICY

  A policy loan may also affect the amount of time that the insurance provided by a policy remains in force. For example, a policy may lapse more quickly when a loan is outstanding because the loaned amount cannot be used to cover the monthly charges that are made against the Policy Account. If these charges exceed the Net Cash Surrender Value of the policy, then the lapse provisions of the policy will apply. Since the policy permits loans up to 90% of the Cash Surrender Value, additional premium payments may be required to keep the policy in force if the maximum amount is borrowed. For more information about these provisions, see "Additional Information About EquiBuilder II Policies-Lapse of the Policy," below.

WITHDRAWING MONEY FROM THE POLICY ACCOUNT

After a policy has been in effect for a year, the Policy Owner may request a partial withdrawal of the Net Cash Surrender Value by making a written request to American Franklin at its Administrative Office. Any withdrawal is subject to certain conditions. It must:

     be at least $500;

     not cause the death benefit to fall below the minimum for which American Franklin would issue the policy at the time (see "Policy Account Transactions-The Effects of a Partial Withdrawal," below); and

     not cause the policy to fail to qualify as life insurance under applicable tax law.

  The Policy Owner may specify how much of the withdrawal he or she wants taken from each investment division. If no instructions are given, American Franklin will make the withdrawal on the basis of the then current deduction allocation percentages. If American Franklin cannot withdraw the amount based on the Policy Owner's directions or on the deduction allocation percentages, American Franklin will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the investment divisions of the Separate Account to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account is in the Guaranteed Interest Division and 50% is in the Money Market Division and the Policy Owner wants to withdraw $1,000, American Franklin would take $500 from each division.

WITHDRAWAL CHARGES

  When a partial withdrawal of Net Cash Surrender Value is made, a current expense charge of $25 or 2% of the amount withdrawn, whichever is less, will be charged against the Policy Account. This charge will be allocated equally among the divisions from which the withdrawal was made. If the charge cannot be allocated in this manner, it will be allocated as described under "Deductions And Charges-Allocation of Policy Account Charges," above.

THE EFFECTS OF A PARTIAL WITHDRAWAL

  A partial withdrawal of Net Cash Surrender Value reduces the amount in the Policy Account. It also reduces the Cash Surrender Value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "The Features of EquiBuilder II Policies-Death Benefits," above. If death benefit Option A is selected, the Face Amount of the policy will also be reduced so there will be no change in the amount at risk. No pro rata surrender charge will be deducted in connection with a reduction in Face Amount made in connection with a partial withdrawal of Net Cash Surrender Value. An endorsement will be sent to the Policy Owner to reflect this change. The Policy Owner may be asked to return the policy to American Franklin's Administrative Office to make a change. A partial withdrawal will not affect the Face Amount of the policy if death benefit Option B is in effect. The withdrawal and these reductions will be effective as of the date American Franklin receives the request at its Administrative Office. See "Federal Tax Considerations-Tax Treatment of Policy Benefits," below, for the tax consequences of a partial withdrawal. A policy loan may be more advantageous if the Policy Owner's need for cash is temporary.

SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE

  During the first ten policy years, the Cash Surrender Value of a policy is the amount in the Policy Account minus the surrender charge described under "Deductions And Charges-Surrender Charge," above. After ten policy years, the Cash Surrender Value and Policy Account are equal. During the initial policy years, the applicable surrender charge may represent a substantial portion of the premiums paid. See "Illustrations of Death Benefits, Policy Account and Cash Surrender Values, and Accumulated Premiums," below.

  A policy may be surrendered for its Net Cash Surrender Value at any time while the Insured Person is living. This may be done by sending a written request in form satisfactory to American Franklin and the policy to American Franklin at its Administrative Office. The Net Cash Surrender Value of the policy equals the Cash Surrender Value minus any outstanding loan and loan interest. American Franklin will compute the Net Cash Surrender Value as of the date a request for surrender and the policy are received by American Franklin at its Administrative Office, and all insurance coverage under the policy will end on that date. See "Federal Tax Considerations-Tax Treatment of Policy Benefits," below, for the tax consequences of a surrender.

                        THE GUARANTEED INTEREST DIVISION

  A Policy Owner may allocate some or all of a Policy Account to the Guaranteed Interest Division, which is part of American Franklin's General Account and pays interest at a declared rate guaranteed by American Franklin for each policy year. The principal, after charges, is also guaranteed by American Franklin. The General Account supports American Franklin's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. American Franklin has been advised that the staff of the Securities and Exchange Commission has not made a review of the disclosures which are included in this Prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities law relating to the accuracy and completeness of statements made in a prospectus.

AMOUNTS IN THE GUARANTEED INTEREST DIVISION

  A Policy Owner may accumulate amounts in the Guaranteed Interest Division by:

     allocating net premiums and loan repayments;

     transferring amounts from the investment divisions of the Separate Account; or

     earning interest on amounts already allocated to the Guaranteed Interest Division.

  The amount allocated to the Guaranteed Interest Division at any time is the sum of all net premiums and loan repayments allocated to that division and all transfers and earned interest, and includes amounts securing any policy loan outstanding. This amount is reduced by amounts transferred or withdrawn from and charges allocated to this division.

INTEREST ON AMOUNTS IN THE GUARANTEED INTEREST DIVISION

  American Franklin pays a declared interest rate on all amounts in the Guaranteed Interest Division. At policy issuance and prior to each policy anniversary, American Franklin declares the rates that will apply to amounts in the Guaranteed Interest Division for the following policy year. Different rates are paid on unloaned and loaned amounts in the Guaranteed Interest Division.
These annual interest rates will never be less than the minimum guaranteed interest rate of 4-1/2%. Interest is compounded daily at an effective annual rate that equals the declared rate for each policy year.

  At the end of each policy month, American Franklin will credit interest to amounts in the Guaranteed Interest Division in the following way:

     amounts in the Guaranteed Interest Division during the entire policy month are credited with interest from the beginning to the end of the month;

     amounts added to the Guaranteed Interest Division during the month from net premiums or loan repayments are credited with interest from the date American Franklin receives them. The only exception to this rule applies to the initial net premium payment. American Franklin will allocate the initial net premium to the Money Market division until 15 days after the Issue Date (any other net premium received during this period will be allocated in the same way), and will then allocate the amounts in the Policy Account to the Guaranteed Interest Division and the investment divisions of the Separate Account in accordance with the Policy Owner's premium allocation percentages. See "Additional Information About EquiBuilder II-Policy Periods, Anniversaries, Dates and Ages," below;

     amounts transferred to the Guaranteed Interest Division are credited with interest from the date of the transfer to the end of the month; and

     amounts charged against or withdrawn from the Guaranteed Interest Division are credited with interest from the beginning of the policy month to the date of the charge or withdrawal.

  Interest credited to any loaned amounts in the Guaranteed Interest Division is allocated to the unloaned portion of the Guaranteed Interest Division.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION

  A Policy Owner may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the investment divisions of the Separate Account. American Franklin will make the transfer as of the date a written request for transfer is received, provided that the request is received within 30 days after a policy anniversary. The maximum amount that may be transferred is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the policy when it is issued. The smallest amount that may be transferred is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the policy.

              ADDITIONAL INFORMATION ABOUT EQUIBUILDER II POLICIES

RIGHT TO EXAMINE THE POLICY

  Each Policy Owner has a right to examine the policy. If for any reason the Policy Owner is not satisfied with it, he or she may cancel the policy within the time limits described below. The Policy Owner may cancel the policy by sending it with a written request to cancel to American Franklin's Administrative Office.

     A request to cancel the policy must be postmarked no later than the latest of the following two dates:

     10 days after the Policy Owner receives his or her policy; or

     45 days after the Policy Owner signs Part 1 of the policy application.

  If the Policy Owner cancels the policy, American Franklin will, within seven days of receipt of the policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or
(2) the Policy Account value plus any amount deducted from the premums paid prior to allocation to the Policy Account.

  Insurance coverage ends when a Policy Owner sends a request for cancellation.

LAPSE OF THE POLICY

  If the Net Cash Surrender Value of a policy is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any policy loan plus loan interest exceeds the Cash Surrender Value of a policy, American Franklin will commence procedures to terminate the policy. American Franklin will notify the Policy Owner and any assignee shown on its records in writing that the Net Cash Surrender Value is insufficient to pay monthly charges or that an outstanding policy loan plus loan interest exceeds the Cash Surrender Value of the policy, that a grace period has begun during which the Policy Owner must pay an additional premium to prevent lapse of the policy, and that a specified amount of premium, which will cover estimated monthly charges for three months, must be paid to avoid lapse of the policy. The grace period extends for 61 days beginning on the day American Franklin sends the Policy Owner notice that the grace period is starting.

  If American Franklin receives payment of at least the stipulated amount before the end of the grace period, the amount paid will be used to satisfy the overdue charges. Any balance left will be placed in the Policy Account and allocated in the same manner as previous premium payments. A payment of less than the Stipulated Amount received before the end of the grace period will be applied to overdue charges but will not prevent lapse of the policy.

  If American Franklin does not receive payment within the 61 days, the policy will lapse without value. American Franklin will withdraw any amount left in the Policy Account and apply this amount to the charges owed to it, including any applicable surrender charge.

  If the Insured Person dies during the grace period, American Franklin will pay the insurance benefits to the beneficiary, minus any outstanding policy loan and loan interest and overdue charges.

REINSTATEMENT OF THE POLICY

  A Policy Owner may reinstate his or her policy within three years after it lapses if:

     evidence is provided that the Insured Person is still insurable; and

     a premium payment sufficient to keep the policy in force for three months after the date it is reinstated is paid to American Franklin.

  The effective date of the reinstated policy will be the beginning of the policy month which coincides with or follows the date American Franklin approves the reinstatement application. Upon reinstatement, the maximum surrender charge for the policy will be reduced by the amount of all surrender charges previously imposed on the policy, and for purposes of determining any future surrender charges on the policy, the policy will be deemed to have been in effect since the original Register Date. Previous loans will not be reinstated.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES

  Policy years, policy months and policy anniversaries are measured from the Register Date shown on the Policy Information page in the policy. Each policy month begins on the same day in each calendar month as the day of the month of the Register Date. For purposes of receiving Policy Owner requests, American Franklin is open from 8:00 a.m. to 3:00 p.m., Springfield, Illinois time.

  The Register Date is the earlier of the Issue Date or the Date of Payment.
The Date of Payment will normally be the day of receipt of a check for the full initial premium at American Franklin's Administrative Office. The Issue Date, shown on the Policy Information page of each policy, is the date a policy is actually issued, and depends on the underwriting and other requirements for issuing a particular policy. Contestability is measured from the Issue Date, as is the suicide exclusion.

  The initial net premium will be put in the Policy Account as of the Date of Payment. The initial net premium will be allocated to the Money Market division of the Separate Account, regardless of the Policy Owner's premium allocation percentages, until the first business day 15 days after the Issue Date. Any other net premium received during that period will also be allocated to the Money Market division. On the first business day 15 days after the Issue Date, the amount in the Policy Account will be reallocated in accordance with the Policy Owner's premium allocation percentages. Charges and deductions under the policy are first made as of the Register Date. See "The Features of EquiBuilder II Policies-Death Benefits," above, regarding the commencement of insurance coverage.

  The Final Policy Date is the policy anniversary nearest the Insured Person's 95th birthday. The policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

  Generally, references in this Prospectus to the age of the Insured Person refer to his or her age on the birthday nearest to that particular date.

                           FEDERAL TAX CONSIDERATIONS

TAX EFFECTS

  This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

IN GENERAL

  Your policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policy will meet these requirements and that:

 . the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

 . increases in your policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your policy, such as a surrender or a partial surrender.

  The federal income tax consequences of a distribution from your policy can be affected by whether your policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS

  Your policy will be a "modified endowment contract" if, at any time during the first seven policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

  Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your policy's specified amount of coverage, and certain other changes.

  If your policy's benefits are reduced during the first seven policy years
(or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount resulting from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the policy will become a modified endowment contract. A life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

OTHER EFFECTS OF POLICY CHANGES

  Changes made to your policy (for example, a decrease in benefits or a lapse or reinstatement of your policy) may also have other effects on your policy. Such effects may include impacting the maximum amount of premiums that can be paid under your policy, as well as the maximum amount of accumulation value that may be maintained under your policy.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

  As long as your policy remains in force during the Insured Person's lifetime and not as a modified endowment contract, a policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the policy loan generally will not be tax deductible.

  After the first 15 policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 policy years, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your policy.

  On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any policy loan) over your basis in the policy, will be subject to federal income tax. In addition, if a policy ends after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your policy you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT

  If your policy is a modified endowment contract, any distribution from your policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a partial surrender. Any such distributions will be considered taxable income to you to the extent your accumulation value exceeds your basis in the policy. For modified endowment contracts, your basis is similar to the basis described above for other policies, except that your basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

  A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions:

 . to taxpayers 59 1/2 years of age or older;

 . in the case of a disability (as defined in the Code); or

 . received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your policy ends after a grace period while there is a policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any policy loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

  Distributions that occur during a policy year in which your policy becomes a modified endowment contract, and during any subsequent policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

POLICY LAPSES AND REINSTATEMENTS

  A policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

DIVERSIFICATION

  Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the policy for the period of the disqualification and for subsequent periods. Also, if the insured died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VUL-2, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we have entered into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

  In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Divisions within Separate Account VUL-2 may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VUL-2, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that American Franklin, and not the owner of a policy, would be considered the owner of the assets of Separate Account VUL-2.

ESTATE AND GENERATION SKIPPING TAXES

  If the insured person is the policy's owner, the death benefit under the policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit. The Taxpayer Relief Act of 1997 gradually raises the value of the credit over the next seven years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

  As a general rule, if a "transfer" is made to a person two or more generations younger than the policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

  The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS

   The Internal Revenue Service ("IRS") has released a technical advice memorandum ("TAM") on the taxability of the insurance policies used in certain split dollar arrangements. A TAM provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer.
Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

PENSION AND PROFIT-SHARING PLANS

   If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS

   Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for, by, or issued to, a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

   Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

OUR TAXES

   We report the operations of Separate Account VUL-2 in our federal income tax return, but we currently pay no income tax on Separate Account VUL-2's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. We currently make no charge to any Separate Account VUL-2 division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VUL-2 for income taxes we incur that are allocable to the policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VUL-2 or allocable to the policy.

   Certain Funds in which Separate Account VUL-2 assets are invested may elect to pass through to American Franklin taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to American Franklin. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to American Franklin.

WHEN WE WITHHOLD INCOME TAXES

   Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, nonresident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

TAX CHANGES

   The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT
              AND CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS

  The tables set forth below are intended to illustrate how the key financial elements of a policy work. The tables show how death benefits and Policy Account and Cash Surrender Values ("policy benefits") could vary over an extended period of time if the investment divisions of the Separate Account had constant hypothetical gross annual investment returns of 0%, 4%, 8% or 12% over the years covered by each table. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns averaged 0%, 4%, 8% or 12%, over a period of years but went above or below those figures in individual policy years. The policy benefits will also differ, depending on a particular Policy Owner's premium allocation to each division, if the overall actual rates of return averaged 0%, 4%, 8% or 12%, but went above or below those figures for the individual investment divisions. The tables are for male non-tobacco users. Planned premium payments are assumed to be paid at the beginning of each policy year. The difference between the Policy Account and the Cash Surrender Value in the first ten years is the surrender charge.

  The tables illustrate cost of insurance and expense charges (policy cost factors) at both current rates (which are described under "Deductions and Charges-Deductions from the Policy Account-Cost of Insurance Charge" and "Deductions and Charges-Charges Against the Separate Account," above) and at the maximum rates American Franklin guarantees in the policies. The amounts shown illustrate policy benefits on the last day of selected policy years. The illustrations reflect a daily charge against the Separate Account investment divisions. This charge includes a .75% annual charge against the investment divisions of the Separate Account for mortality and expense risks, and a charge for the effect on each division's investment experience of the charges to the Funds' assets for management (0.59% of aggregate average daily net assets is assumed) and direct expenses of the Funds (0.11% of aggregate average daily net assets is assumed). The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.45%, on 4% it would be 2.55%, on 8% it would be 6.55% and on 12% it would be 10.55%. Management fees and direct expenses of the Funds vary by portfolio and may vary from year to year. The charges to the Fund's assets for management and direct expenses are based on the average of the expense ratios of each of the Funds for the last fiscal year and take into account current expense reimbursement arrangements. FMR has voluntarily agreed to use a portion of the brokerage commissions paid by certain portfolios to reduce their total expenses. In addition, certain Fidelity portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Each MFS portfolio has an expense offset arrangement which reduces the portfolios' custodian fee, and the investment adviser has agreed to bear expenses for the MFS Capital Opportunities series such that certain expenses shall not exceed a specified percentage of average net assets. Such arrangements, which may be terminated at any time without notice, will increase a portfolio's yield.

  The tables assume an applicable tax rate based on premiums of 2%. There are tables for both Death Benefit Option A and Death Benefit Option B and each option is illustrated using current and guaranteed policy cost factors. The current cost tables assume that the monthly administrative charge remains constant at $6. The guaranteed tables assume that the monthly administrative charge is $6 in the first year and $12 thereafter. In each case, deduction of the current additional monthly administrative charge of $24 per month to cover costs of establishing a policy is assumed in each of the first 12 policy months. The tables reflect the fact that no deduction is currently made for federal or state income taxes. If a charge is made for those taxes in the future, it will take a higher rate of return to produce after-tax returns of 0%, 4%, 8% or 12%. All illustrations assume that no transfers, withdrawals, policy loans, or changes in Face Amount or Death Benefit Option will be made and that no additional benefits are added to the policy.

  The second column of each table shows what would happen if an amount equal to the gross premiums were invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is surrendered in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest.
Thus, the cost of owning a policy for a relatively short time will be high.

  At the request of an applicant for a policy, American Franklin will furnish a comparable illustration based on the age and sex of the proposed Insured Person, standard risk assumptions, a stipulated initial Face Amount and proposed premiums. Upon request after issuance American Franklin will also provide an illustration of future policy benefits based on both guaranteed and current cost factor assumptions and actual Policy Account value. If illustrations are requested more than once in any policy year, a charge may be imposed.

                      TABLE OF CONTENTS FOR ILLUSTRATIONS

INITIAL FACE AMOUNT $200,000 MALE NON-TOBACCO
                                                   PREMIUM   PAGE
Age 40, Option A-Current Charges                    $3,000     35
Age 40, Option A-Guaranteed Charges                 $3,000     35
Age 40, Option B-Current Charges                    $3,000     36
Age 40, Option B-Guaranteed Charges                 $3,000     36

INITIAL FACE AMOUNT $100,000 MALE NON-TOBACCO
                                                   Premium   Page
Age 40, Option A-Current Charges                    $1,500     37
Age 40, Option A-Guaranteed Charges                 $1,500     37
Age 40, Option B-Current Charges                    $1,500     38
Age 40, Option B-Guaranteed Charges                 $1,500     38

                                      EquiBuilder II Flexible Premium Variable Life Insurance
                                           The American Franklin Life Insurance Company

          INITIAL FACE AMOUNT $200,000           MALE AGE 40 NON-TOBACCO USER                         PLANNED PREMIUM $3,000
             DEATH BENEFIT OPTION A                ASSUMING CURRENT CHARGES


                          Insurance Benefit(2)                     Policy Account(2)                  Cash Surrender Value(2)
Last Day               Assuming Hypothetical Gross             Assuming Hypothetical Gross          Assuming Hypothetical Gross
  of                    Annual Investment Return of            Annual Investment Return of          Annual Investment Return of
Policy    Accumulated
 Year      Premiums    0%        4%      8%       12%         0%      4%       8%       12%         0%      4%       8%      12%
                (1)
  1         3,150    200,000  200,000  200,000  200,000      2,260   2,364    2,468    2,572      1,511   1,615    1,719    1,823
  2         6,458    200,000  200,000  200,000  200,000      4,752   5,058    5,373    5,697      3,733   4,039    4,355    4,678
  3         9,930    200,000  200,000  200,000  200,000      7,186   7,800    8,448    9,131      6,046   6,660    7,308    7,991
  4        13,577    200,000  200,000  200,000  200,000      9,564  10,592   11,704   12,908      8,424   9,452   10,564   11,768
  5        17,406    200,000  200,000  200,000  200,000     11,886  13,433   15,154   17,064     10,746  12,293   14,014   15,924
  6        21,426    200,000  200,000  200,000  200,000     14,155  16,328   18,811   21,642     13,015  15,188   17,671   20,502
  7        25,647    200,000  200,000  200,000  200,000     16,343  19,251   22,663   26,661     15,431  18,339   21,751   25,749
  8        30,080    200,000  200,000  200,000  200,000     18,454  22,204   26,727   32,172     17,770  21,520   26,043   31,488
  9        34,734    200,000  200,000  200,000  200,000     20,490  25,191   31,019   38,233     20,034  24,735   30,563   37,777
 10        39,620    200,000  200,000  200,000  200,000     22,452  28,213   35,556   44,904     22,224  27,985   35,328   44,676
 11        44,751    200,000  200,000  200,000  200,000     24,341  31,272   40,358   52,257     24,341  31,272   40,358   52,257
 12        50,139    200,000  200,000  200,000  200,000     26,185  34,397   45,469   60,394     26,185  34,397   45,469   60,394
 13        55,796    200,000  200,000  200,000  200,000     27,953  37,558   50,884   69,375     27,953  37,558   50,884   69,375
 14        61,736    200,000  200,000  200,000  200,000     29,648  40,761   56,628   79,300     29,648  40,761   56,628   79,300
 15        67,972    200,000  200,000  200,000  200,000     31,270  44,008   62,728   90,281     31,270  44,008   62,728   90,281
 16        74,521    200,000  200,000  200,000  200,000     32,815  47,296   69,206  102,436     32,815  47,296   69,206  102,436
 17        81,397    200,000  200,000  200,000  200,000     34,248  50,593   76,065  115,884     34,248  50,593   76,065  115,884
 18        88,617    200,000  200,000  200,000  200,000     35,551  53,888   83,326  130,777     35,551  53,888   83,326  130,777
 19        96,198    200,000  200,000  200,000  203,283     36,747  57,201   91,043  147,307     36,747  57,201   91,043  147,307
 20       104,158    200,000  200,000  200,000  221,893     37,820  60,521   99,245  165,592     37,820  60,521   99,245  165,592
 25       150,340    200,000  200,000  200,000  352,729     40,674  76,781  149,043  289,122     40,674  76,781  149,043  289,122

                                      EquiBuilder II Flexible Premium Variable Life Insurance
                                           The American Franklin Life Insurance Company

          INITIAL FACE AMOUNT $200,000           MALE AGE 40 NON-TOBACCO USER                         PLANNED PREMIUM $3,000
             DEATH BENEFIT OPTION A              ASSUMING GUARANTEED CHARGES


                          Insurance Benefit(2)                     Policy Account(2)                  Cash Surrender Value(2)
Last Day               Assuming Hypothetical Gross             Assuming Hypothetical Gross          Assuming Hypothetical Gross
  of                    Annual Investment Return of            Annual Investment Return of          Annual Investment Return of
Policy    Accumulated
 Year      Premiums    0%        4%      8%       12%         0%      4%       8%       12%         0%      4%       8%      12%
                (1)
  1         3,150  200,000  200,000  200,000  200,000       2,260   2,364    2,468    2,572      1,511   1,615    1,719    1,823
  2         6,458  200,000  200,000  200,000  200,000       4,345   4,643    4,950    5,265      3,326   3,624    3,931    4,246
  3         9,930  200,000  200,000  200,000  200,000       6,352   6,933    7,547    8,195      5,212   5,793    6,407    7,055
  4        13,577  200,000  200,000  200,000  200,000       8,279   9,230   10,263   11,385      7,139   8,090    9,123   10,245
  5        17,406  200,000  200,000  200,000  200,000      10,124  11,533   13,107   14,861      8,984  10,393   11,967   13,721
  6        21,426  200,000  200,000  200,000  200,000      11,884  13,837   16,080   18,651     10,744  12,697   14,940   17,511
  7        25,647  200,000  200,000  200,000  200,000      13,558  16,142   19,194   22,791     12,646  15,230   18,282   21,879
  8        30,080  200,000  200,000  200,000  200,000      15,142  18,443   22,454   27,316     14,458  17,759   21,770   26,632
  9        34,734  200,000  200,000  200,000  200,000      16,633  20,738   25,869   32,269     16,177  20,282   25,413   31,813
 10        39,620  200,000  200,000  200,000  200,000      18,027  23,020   29,444   37,694     17,799  22,792   29,216   37,466
 11        44,751  200,000  200,000  200,000  200,000      19,320  25,287   33,191   43,645     19,320  25,287   33,191   43,645
 12        50,139  200,000  200,000  200,000  200,000      20,497  27,523   37,110   50,174     20,497  27,523   37,110   50,174
 13        55,796  200,000  200,000  200,000  200,000      21,548  29,718   41,206   57,341     21,548  29,718   41,206   57,341
 14        61,736  200,000  200,000  200,000  200,000      22,460  31,859   45,484   65,219     22,460  31,859   45,484   65,219
 15        67,972  200,000  200,000  200,000  200,000      23,216  33,929   49,947   73,886     23,216  33,929   49,947   73,886
 16        74,521  200,000  200,000  200,000  200,000      23,809  35,919   54,609   83,443     23,809  35,919   54,609   83,443
 17        81,397  200,000  200,000  200,000  200,000      24,224  37,816   59,481   94,003     24,224  37,816   59,481   94,003
 18        88,617  200,000  200,000  200,000  200,000      24,459  39,615   64,584  105,702     24,459  39,615   64,584  105,702
 19        96,198  200,000  200,000  200,000  200,000      24,498  41,303   69,937  118,696     24,498  41,303   69,937  118,696
 20       104,158  200,000  200,000  200,000  200,000      24,330  42,868   75,563  133,165     24,330  42,868   75,563  133,165
 25       150,340  200,000  200,000  200,000  284,054      19,335  47,864  108,559  232,831     19,335  47,864  108,559  232,831

(1)Assumes Net Interest of 5% compounded annually.

(2)Assumes no policy loan has been made.
The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      EquiBuilder II Flexible Premium Variable Life Insurance
                                           The American Franklin Life Insurance Company

          INITIAL FACE AMOUNT $200,000           MALE AGE 40 NON-TOBACCO USER                         PLANNED PREMIUM $3,000
             DEATH BENEFIT OPTION B                ASSUMING CURRENT CHARGES


                          Insurance Benefit(2)                     Policy Account(2)                  Cash Surrender Value(2)
Last Day               Assuming Hypothetical Gross             Assuming Hypothetical Gross          Assuming Hypothetical Gross
  of                    Annual Investment Return of            Annual Investment Return of          Annual Investment Return of
Policy    Accumulated
 Year      Premiums    0%        4%      8%       12%         0%      4%       8%       12%         0%      4%       8%      12%
                (1)
  1         3,150  202,256  202,360  202,464  202,568      2,256   2,360    2,464    2,568       1,508   1,611    1,715    1,819
  2         6,458  204,740  205,046  205,360  205,683      4,740   5,046    5,360    5,683       3,721   4,027    4,342    4,664
  3         9,930  207,162  207,774  208,420  209,100      7,162   7,774    8,420    9,100       6,022   6,634    7,280    7,960
  4        13,577  209,523  210,545  211,652  212,850      9,523  10,545   11,652   12,850       8,383   9,405   10,512   11,710
  5        17,406  211,822  213,359  215,068  216,965     11,822  13,359   15,068   16,965      10,682  12,219   13,928   15,825
  6        21,426  214,062  216,218  218,680  221,488     14,062  16,218   18,680   21,488      12,922  15,078   17,540   20,348
  7        25,647  216,211  219,090  222,469  226,426     16,211  19,090   22,469   26,426      15,299  18,178   21,557   25,514
  8        30,080  218,275  221,980  226,448  231,826     18,275  21,980   26,448   31,826      17,591  21,296   25,764   31,142
  9        34,734  220,252  224,886  230,630  237,737     20,252  24,886   30,630   37,737      19,796  24,430   30,174   37,281
 10        39,620  222,143  227,808  235,025  244,210     22,143  27,808   35,025   44,210      21,915  27,580   34,797   43,982
 11        44,751  223,950  230,745  239,649  251,305     23,950  30,745   39,649   51,305      23,950  30,745   39,649   51,305
 12        50,139  225,702  233,729  244,546  259,118     25,702  33,729   44,546   59,118      25,702  33,729   44,546   59,118
 13        55,796  227,364  236,722  249,696  267,686     27,364  36,722   49,696   67,686      27,364  36,722   49,696   67,686
 14        61,736  228,938  239,727  255,117  277,091     28,938  39,727   55,117   77,091      28,938  39,727   55,117   77,091
 15        67,972  230,423  242,741  260,824  287,418     30,423  42,741   60,824   87,418      30,423  42,741   60,824   87,418
 16        74,521  231,814  245,757  266,829  298,756     31,814  45,757   66,829   98,756      31,814  45,757   66,829   98,756
 17        81,397  233,066  248,729  273,103  311,164     33,066  48,729   73,103  111,164      33,066  48,729   73,103  111,164
 18        88,617  234,158  251,632  279,641  324,731     34,158  51,632   79,641  124,731      34,158  51,632   79,641  124,731
 19        96,198  235,116  254,487  286,483  339,602     35,116  54,487   86,483  139,602      35,116  54,487   86,483  139,602
 20       104,158  235,918  257,272  293,626  355,878     35,918  57,272   93,626  155,878      35,918  57,272   93,626  155,878
 25       150,340  236,768  269,081  333,551  459,370     36,768  69,081  133,551  259,370      36,768  69,081  133,551  259,370



                                      EquiBuilder II Flexible Premium Variable Life Insurance
                                           The American Franklin Life Insurance Company

          INITIAL FACE AMOUNT $200,000           MALE AGE 40 NON-TOBACCO USER                         PLANNED PREMIUM $3,000
             DEATH BENEFIT OPTION B              ASSUMING GUARANTEED CHARGES


                          Insurance Benefit(2)                     Policy Account(2)                  Cash Surrender Value(2)
Last Day               Assuming Hypothetical Gross             Assuming Hypothetical Gross          Assuming Hypothetical Gross
  of                    Annual Investment Return of            Annual Investment Return of          Annual Investment Return of
Policy    Accumulated
 Year      Premiums    0%        4%      8%       12%         0%      4%       8%      12%        0%      4%       8%      12%
                (1)

  1         3,150  202,256  202,360  202,464  202,568       2,256   2,360   2,464    2,568       1,508   1,611   1,715    1,819
  2         6,458  204,325  204,622  204,928  205,242       4,325   4,622   4,928    5,242       3,307   3,603   3,909    4,223
  3         9,930  206,309  206,885  207,495  208,139       6,309   6,885   7,495    8,139       5,169   5,745   6,355    6,999
  4        13,577  208,202  209,143  210,166  211,276       8,202   9,143  10,166   11,276       7,062   8,003   9,026   10,136
  5        17,406  210,004  211,394  212,946  214,676      10,004  11,394  12,946   14,676       8,864  10,254  11,806   13,536
  6        21,426  211,709  213,629  215,833  218,359      11,709  13,629  15,833   18,359      10,569  12,489  14,693   17,219
  7        25,647  213,315  215,846  218,833  222,353      13,315  15,846  18,833   22,353      12,403  14,934  17,921   21,441
  8        30,080  214,819  218,038  221,947  226,683      14,819  18,038  21,947   26,683      14,135  17,354  21,263   25,999
  9        34,734  216,216  220,199  225,175  231,379      16,216  20,199  25,175   31,379      15,760  19,743  24,719   30,923
 10        39,620  217,499  222,320  228,518  236,472      17,499  22,320  28,518   36,472      17,271  22,092  28,290   36,244
 11        44,751  218,664  224,394  231,976  241,996      18,664  24,394  31,976   41,996      18,664  24,394  31,976   41,996
 12        50,139  219,696  226,401  235,539  247,978      19,696  26,401  35,539   47,978      19,696  26,401  35,539   47,978
 13        55,796  220,579  228,323  239,196  254,450      20,579  28,323  39,196   54,450      20,579  28,323  39,196   54,450
 14        61,736  221,301  230,142  242,937  261,446      21,301  30,142  42,937   61,446      21,301  30,142  42,937   61,446
 15        67,972  221,842  231,833  246,746  268,999      21,842  31,833  46,746   68,999      21,842  31,833  46,746   68,999
 16        74,521  222,192  233,381  250,613  277,154      22,192  33,381  50,613   77,154      22,192  33,381  50,613   77,154
 17        81,397  222,339  234,765  254,527  285,958      22,339  34,765  54,527   85,958      22,339  34,765  54,527   85,958
 18        88,617  222,277  235,974  258,482  295,471      22,277  35,974  58,482   95,471      22,277  35,974  58,482   95,471
 19        96,198  221,994  236,987  262,464  305,751      21,994  36,987  62,464  105,751      21,994  36,987  62,464  105,751
 20       104,158  221,479  237,784  266,460  316,865      21,479  37,784  66,460  116,865      21,479  37,784  66,460  116,865
 25       150,340  214,424  237,158  285,439  386,459      14,424  37,158  85,439  186,459      14,424  37,158  85,439  186,459

(1)Assumes Net Interest of 5% compounded annually.

(2)Assumes no policy loan has been made.
The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      EquiBuilder II Flexible Premium Variable Life Insurance
                                           The American Franklin Life Insurance Company

          INITIAL FACE AMOUNT $100,000           MALE AGE 40 NON-TOBACCO USER                         PLANNED PREMIUM $1,500
             DEATH BENEFIT OPTION A                 ASSUMING CURRENT CHARGES


                          Insurance Benefit(2)                     Policy Account(2)                  Cash Surrender Value(2)
Last Day               Assuming Hypothetical Gross             Assuming Hypothetical Gross          Assuming Hypothetical Gross
  of                    Annual Investment Return of            Annual Investment Return of          Annual Investment Return of
Policy    Accumulated
 Year      Premiums    0%        4%      8%       12%         0%      4%       8%      12%        0%      4%       8%      12%
                (1)
  1         1,575  100,000  100,000  100,000  100,000         940     987   1,035     1,083         565     613     661      709
  2         3,229  100,000  100,000  100,000  100,000       2,137   2,278   2,422     2,571       1,628   1,768   1,913    2,061
  3         4,965  100,000  100,000  100,000  100,000       3,306   3,589   3,888     4,202       2,736   3,019   3,318    3,632
  4         6,788  100,000  100,000  100,000  100,000       4,444   4,920   5,436     5,994       3,874   4,350   4,866    5,424
  5         8,703  100,000  100,000  100,000  100,000       5,553   6,273   7,074     7,963       4,983   5,703   6,504    7,393
  6        10,713  100,000  100,000  100,000  100,000       6,632   7,648   8,807    10,128       6,062   7,078   8,237    9,558
  7        12,824  100,000  100,000  100,000  100,000       7,669   9,031  10,628    12,497       7,213   8,575  10,172   12,041
  8        15,040  100,000  100,000  100,000  100,000       8,663  10,422  12,542    15,092       8,321  10,080  12,200   14,750
  9        17,367  100,000  100,000  100,000  100,000       9,615  11,823  14,558    17,940       9,387  11,595  14,330   17,712
 10        19,810  100,000  100,000  100,000  100,000      10,523  13,232  16,681    21,068      10,409  13,118  16,567   20,954
 11        22,376  100,000  100,000  100,000  100,000      11,392  14,652  18,922    24,511      11,392  14,652  18,922   24,511
 12        25,069  100,000  100,000  100,000  100,000      12,234  16,097  21,304    28,316      12,234  16,097  21,304   28,316
 13        27,898  100,000  100,000  100,000  100,000      13,034  17,554  23,821    32,514      13,034  17,554  23,821   32,514
 14        30,868  100,000  100,000  100,000  100,000      13,790  19,019  26,483    37,146      13,790  19,019  26,483   37,146
 15        33,986  100,000  100,000  100,000  100,000      14,506  20,497  29,305    42,269      14,506  20,497  29,305   42,269
 16        37,261  100,000  100,000  100,000  100,000      15,178  21,987  32,297    47,938      15,178  21,987  32,297   47,938
 17        40,699  100,000  100,000  100,000  100,000      15,785  23,469  35,456    54,205      15,785  23,469  35,456   54,205
 18        44,309  100,000  100,000  100,000  100,000      16,317  24,933  38,788    61,142      16,317  24,933  38,788   61,142
 19        48,099  100,000  100,000  100,000  100,000      16,787  26,394  42,323    68,843      16,787  26,394  42,323   68,843
 20        52,079  100,000  100,000  100,000  103,712      17,185  27,842  46,072    77,397      17,185  27,842  46,072   77,397
 25        75,170  100,000  100,000  100,000  164,948      17,672  34,573  68,662   135,203      17,672  34,573  68,662  135,203



                                      EquiBuilder II Flexible Premium Variable Life Insurance
                                           The American Franklin Life Insurance Company

          INITIAL FACE AMOUNT $100,000           MALE AGE 40 NON-TOBACCO USER                         PLANNED PREMIUM $1,500
             DEATH BENEFIT OPTION A               ASSUMING GUARANTEED CHARGES


                          Insurance Benefit(2)                     Policy Account(2)                  Cash Surrender Value(2)
Last Day               Assuming Hypothetical Gross             Assuming Hypothetical Gross          Assuming Hypothetical Gross
  of                    Annual Investment Return of            Annual Investment Return of          Annual Investment Return of
Policy    Accumulated
 Year      Premiums    0%        4%      8%       12%         0%      4%       8%      12%        0%      4%       8%      12%
                (1)
  1       1,575  100,000   100,000  100,000  100,000         940     987   1,035    1,083         565      613     661      709
  2       3,229  100,000   100,000  100,000  100,000       1,913   2,048   2,188    2,332       1,403    1,539   1,678    1,822
  3       4,965  100,000   100,000  100,000  100,000       2,848   3,112   3,392    3,688       2,278    2,542   2,822    3,118
  4       6,788  100,000   100,000  100,000  100,000       3,743   4,177   4,649    5,161       3,173    3,607   4,079    4,591
  5       8,703  100,000   100,000  100,000  100,000       4,598   5,242   5,962    6,764       4,028    4,672   5,392    6,194
  6      10,713  100,000   100,000  100,000  100,000       5,411   6,305   7,333    8,510       4,841    5,735   6,763    7,940
  7      12,824  100,000   100,000  100,000  100,000       6,181   7,366   8,765   10,413       5,725    6,910   8,309    9,957
  8      15,040  100,000   100,000  100,000  100,000       6,907   8,422  10,261   12,489       6,565    8,080   9,919   12,147
  9      17,367  100,000   100,000  100,000  100,000       7,587   9,471  11,824   14,759       7,359    9,243  11,596   14,531
 10      19,810  100,000   100,000  100,000  100,000       8,219  10,510  13,457   17,240       8,105   10,396  13,343   17,126
 11      22,376  100,000   100,000  100,000  100,000       8,799  11,537  15,164   19,958       8,799   11,537  15,164   19,958
 12      25,069  100,000   100,000  100,000  100,000       9,323  12,546  16,943   22,935       9,323   12,546  16,943   22,935
 13      27,898  100,000   100,000  100,000  100,000       9,783  13,529  18,797   26,196       9,783   13,529  18,797   26,196
 14      30,868  100,000   100,000  100,000  100,000      10,173  14,480  20,726   29,773      10,173   14,480  20,726   29,773
 15      33,986  100,000   100,000  100,000  100,000      10,484  15,391  22,730   33,701      10,484   15,391  22,730   33,701
 16      37,261  100,000   100,000  100,000  100,000      10,713  16,255  24,814   38,023      10,713   16,255  24,814   38,023
 17      40,699  100,000   100,000  100,000  100,000      10,853  17,067  26,981   42,789      10,853   17,067  26,981   42,789
 18      44,309  100,000   100,000  100,000  100,000      10,901  17,822  29,240   48,059      10,901   17,822  29,240   48,059
 19      48,099  100,000   100,000  100,000  100,000      10,850  18,514  31,597   53,901      10,850   18,514  31,597   53,901
 20      52,079  100,000   100,000  100,000  100,000      10,694  19,136  34,060   60,394      10,694   19,136  34,060   60,394
 25      75,170  100,000   100,000  100,000  128,806       7,794  20,652  48,195  105,578       7,794   20,652  48,195  105,578

(1)Assumes Net Interest of 5% compounded annually.

(2)Assumes no policy loan has been made.
The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                      EquiBuilder II Flexible Premium Variable Life Insurance
                                           The American Franklin Life Insurance Company

          INITIAL FACE AMOUNT $100,000           MALE AGE 40 NON-TOBACCO USER                         PLANNED PREMIUM $1,500
             DEATH BENEFIT OPTION B                 ASSUMING CURRENT CHARGES


                          Insurance Benefit(2)                     Policy Account(2)                  Cash Surrender Value(2)
Last Day               Assuming Hypothetical Gross             Assuming Hypothetical Gross          Assuming Hypothetical Gross
  of                    Annual Investment Return of            Annual Investment Return of          Annual Investment Return of
Policy    Accumulated
 Year      Premiums    0%        4%      8%       12%         0%      4%       8%      12%        0%      4%       8%      12%
                (1)
  1       1,575   100,938  100,985  101,033   101,081         938     985   1,033     1,081         563     611     659       707
  2       3,229   102,132  102,272  102,416   102,564       2,132   2,272   2,416     2,564       1,622   1,762   1,906     2,054
  3       4,965   103,294  103,576  103,873   104,187       3,294   3,576   3,873     4,187       2,724   3,006   3,303     3,617
  4       6,788   104,423  104,896  105,409   105,964       4,423   4,896   5,409     5,964       3,853   4,326   4,839     5,394
  5       8,703   105,519  106,235  107,030   107,912       5,519   6,235   7,030     7,912       4,949   5,665   6,460     7,342
  6      10,713   106,584  107,590  108,739   110,047       6,584   7,590   8,739    10,047       6,014   7,020   8,169     9,477
  7      12,824   107,600  108,947  110,527   112,374       7,600   8,947  10,527    12,374       7,144   8,491  10,071    11,918
  8      15,040   108,568  110,304  112,395   114,910       8,568  10,304  12,395    14,910       8,226   9,962  12,053    14,568
  9      17,367   109,489  111,662  114,352   117,678       9,489  11,662  14,352    17,678       9,261  11,434  14,124    17,450
 10      19,810   110,359  113,016  116,399   120,699      10,359  13,016  16,399    20,699      10,245  12,902  16,285    20,585
 11      22,376   111,183  114,371  118,544   124,003      11,183  14,371  18,544    24,003      11,183  14,371  18,544    24,003
 12      25,069   111,975  115,739  120,809   127,634      11,975  15,739  20,809    27,634      11,975  15,739  20,809    27,634
 13      27,898   112,717  117,104  123,182   131,607      12,717  17,104  23,182    31,607      12,717  17,104  23,182    31,607
 14      30,868   113,406  118,459  125,667   135,954      13,406  18,459  25,667    35,954      13,406  18,459  25,667    35,954
 15      33,986   114,046  119,810  128,273   140,718      14,046  19,810  28,273    40,718      14,046  19,810  28,273    40,718
 16      37,261   114,633  121,150  131,005   145,939      14,633  21,150  31,005    45,939      14,633  21,150  31,005    45,939
 17      40,699   115,142  122,453  133,842   151,635      15,142  22,453  33,842    51,635      15,142  22,453  33,842    51,635
 18      44,309   115,558  123,703  136,778   157,843      15,558  23,703  36,778    57,843      15,558  23,703  36,778    57,843
 19      48,099   115,899  124,914  139,833   164,631      15,899  24,914  39,833    64,631      15,899  24,914  39,833    64,631
 20      52,079   116,151  126,069  143,000   172,046      16,151  26,069  43,000    72,046      16,151  26,069  43,000    72,046
 25      75,170   115,580  130,395  160,184   218,900      15,580  30,395  60,184   118,900      15,580  30,395  60,184   118,900

                                      EquiBuilder II Flexible Premium Variable Life Insurance
                                           The American Franklin Life Insurance Company

         INITIAL FACE AMOUNT $100,000           MALE AGE 40 NON-TOBACCO USER                         PLANNED PREMIUM $1,500
             DEATH BENEFIT OPTION B               ASSUMING GUARANTEED CHARGES


                          Insurance Benefit(2)                     Policy Account(2)                  Cash Surrender Value(2)
Last Day               Assuming Hypothetical Gross             Assuming Hypothetical Gross          Assuming Hypothetical Gross
  of                    Annual Investment Return of            Annual Investment Return of          Annual Investment Return of
Policy    Accumulated
 Year      Premiums    0%        4%      8%       12%         0%      4%       8%      12%        0%      4%       8%      12%
                (1)
  1       1,575  100,938   100,985  101,033   101,081       938      985   1,033   1,081        563     611     659      707
  2       3,229  101,904   102,039  102,178   102,321     1,904    2,039   2,178   2,321      1,394   1,529   1,668    1,811
  3       4,965  102,828   103,090  103,368   103,661     2,828    3,090   3,368   3,661      2,258   2,520   2,798    3,091
  4       6,788  103,707   104,137  104,604   105,111     3,707    4,137   4,604   5,111      3,137   3,567   4,034    4,541
  5       8,703  104,543   105,178  105,888   106,679     4,543    5,178   5,888   6,679      3,973   4,608   5,318    6,109
  6      10,713  105,330   106,210  107,219   108,375     5,330    6,210   7,219   8,375      4,760   5,640   6,649    7,805
  7      12,824  106,070   107,230  108,599   110,211     6,070    7,230   8,599  10,211      5,614   6,774   8,143    9,755
  8      15,040  106,759   108,235  110,027   112,198     6,759    8,235  10,027  12,198      6,417   7,893   9,685   11,856
  9      17,367  107,395   109,223  111,505   114,350     7,395    9,223  11,505  14,350      7,167   8,995  11,277   14,122
 10      19,810  107,976   110,188  113,031   116,679     7,976   10,188  13,031  16,679      7,862  10,074  12,917   16,565
 11      22,376  108,498   111,127  114,605   119,200     8,498   11,127  14,605  19,200      8,498  11,127  14,605   19,200
 12      25,069  108,954   112,030  116,221   121,926     8,954   12,030  16,221  21,926      8,954  12,030  16,221   21,926
 13      27,898  109,338   112,888  117,874   124,868     9,338   12,888  17,874  24,868      9,338  12,888  17,874   24,868
 14      30,868  109,641   113,692  119,557   128,041     9,641   13,692  19,557  28,041      9,641  13,692  19,557   28,041
 15      33,986  109,855   114,430  121,262   131,459     9,855   14,430  21,262  31,459      9,855  14,430  21,262   31,459
 16      37,261  109,974   115,093  122,983   135,140     9,974   15,093  22,983  35,140      9,974  15,093  22,983   35,140
 17      40,699  109,992   115,671  124,713   139,103     9,992   15,671  24,713  39,103      9,992  15,671  24,713   39,103
 18      44,309  109,907   116,159  126,449   143,375     9,907   16,159  26,449  43,375      9,907  16,159  26,449   43,375
 19      48,099  109,712   116,546  128,182   147,979     9,712   16,546  28,182  47,979      9,712  16,546  28,182   47,979
 20      52,079  109,402   116,822  129,906   152,943     9,402   16,822  29,906  52,943      9,402  16,822  29,906   52,943
 25      75,170  105,621   115,847  137,730   183,969     5,621   15,847  37,730  83,969      5,621  15,847  37,730   83,969

(1)Assumes Net Interest of 5% compounded annually.

(2)Assumes no policy loan has been made.
The death benefits and Policy Account and Cash Surrender Values will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefits and Policy Account and Cash Surrender Values for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 4%, 8% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefits and Policy Account and Cash Surrender Values for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the Separate Account and the different rates of return of the Funds if the actual rates of investment return applicable to the policy averaged 0%, 4%, 8% and 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                             ADDITIONAL INFORMATION

                        VOTING RIGHTS OF A POLICY OWNER

VOTING RIGHTS OF THE FUNDS

  As was explained in "Separate Account Investment Choices," above, the assets in the divisions of the Separate Account are invested in shares of the corresponding portfolios of the Funds. American Franklin is the legal owner of the shares and, as such, has the right to vote on certain matters. Among other things, it may vote to:

   a. elect the Boards of Trustees of the Funds;

   b. ratify the selection of independent auditors for the Funds; and

   c. vote on any other matters described in the current prospectuses of the Funds or requiring a vote by shareholders under the Investment Company Act of 1940.

  Even though American Franklin owns the shares, American Franklin will provide Policy Owners the opportunity to tell it how to vote the number of shares that are allocated to their policies. American Franklin will vote those shares at meetings of shareholders of the Funds according to such instructions. If American Franklin does not receive instructions in time from all Policy Owners, it will vote shares for which no instructions have been received in a portfolio in the same proportion as it votes shares for which it received instructions in that portfolio. American Franklin will also vote any shares of the Funds that it is entitled to vote directly due to amounts it has accumulated in the Separate Account in the same proportions that Policy Owners vote. If the federal securities laws or regulations or interpretations of them change so that American Franklin is permitted to vote shares of the Funds without seeking instructions from Policy Owners or to restrict Policy Owner voting, American Franklin may do so.

DETERMINATION OF VOTING SHARES

  A Policy Owner may participate in voting only on matters concerning a Fund's portfolios in which his or her assets have been invested. American Franklin determines the number of a Fund's shares in each division that are attributable to a particular policy by dividing the amount in the Policy Account allocated to that division by the net asset value of one share of the corresponding portfolio as of the record date set by the Fund's Board for the Fund's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Fund. American Franklin will count fractional shares for these purposes.

  For example, suppose that a Policy Account has a net value of $3,000, with 50% of this amount being attributable to the VIP Equity-Income division and 50% being attributable to the VIP Money Market division, which means that $1,500 is in each division. Assume that the net asset value of one share in the corresponding VIP Equity-Income Portfolio is $150 and the net asset value of one share in the corresponding VIP Money Market Portfolio is $100. If the $1,500 in each division is divided by the net asset value of one share, the Policy Owner will have the right to instruct American Franklin regarding 10 shares for the VIP Equity-Income division and 15 shares for the VIP Money Market division.

  American Franklin will send proxy material and a form for giving voting instructions to each Policy Owner that has voting rights. In certain cases, American Franklin may disregard instructions relating to approval of investments or contracts with an adviser to a Fund or relating to changes in a Fund's investment adviser, principal underwriter or the investment policies of its portfolios. If it does so, American Franklin will advise the Policy Owners and give its reasons in the next semiannual report to Policy Owners.

HOW SHARES OF THE FUNDS ARE VOTED

  All shares of the Funds are entitled to one vote. The votes of all divisions are cast together on an aggregate basis, except on matters where the interests of the portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one portfolio is not needed to make a decision in another portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular portfolio or approval of an investment advisory agreement. Shareholders in a portfolio not affected by a particular matter generally would not be entitled to vote on it.


VOTING PRIVILEGES OF PARTICIPANTS IN OTHER SEPARATE ACCOUNTS

  Shares of the Funds may be owned by other separate accounts of American Franklin or by separate accounts of other insurance companies affiliated or unaffiliated with American Franklin. Shares owned by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those other insurance companies. Moreover, American Franklin expects that the number of shares owned in the Funds by separate accounts of insurance companies that are not affiliated with American Franklin will initially exceed the number of shares owned by the Separate Account. These factors will dilute the effect of the voting instructions of Policy Owners. American Franklin currently does not foresee any disadvantages to Policy Owners arising out of this. The Securities and Exchange Commission has granted the Funds exemptive orders pursuant to the Investment Company Act of 1940 that permit the Funds to offer their shares to separate accounts, like the Separate Account, that are maintained by life insurance companies that are not affiliated with the Funds. Those exemptive orders impose several conditions on the Funds and participating separate accounts to protect the holders of interests in the various separate accounts investing in shares of the Funds.
The Boards of Trustees of the Funds have agreed to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response by, and at the expense of, American Franklin or one or more of the other participating insurance companies. American Franklin and the other participating insurance companies are obligated to report potential or existing conflicts of interest to the Funds' Boards of Trustees. If American Franklin believes that a Fund's response to any of those events insufficiently protects Policy Owners, American Franklin will take appropriate action to protect Policy Owners. Corrective action for an irreconcilable conflict of interest involving the Separate Account might include withdrawal of the assets of the Separate Account from a Fund. Also, if American Franklin ever believes that any of the Funds' portfolios is so large as to impair materially the investment performance of a portfolio or a Fund, American Franklin will examine other investment options.

SEPARATE ACCOUNT VOTING RIGHTS

  Under the Investment Company Act of 1940, certain actions (such as some of those described under "Separate Account Investment Choices-Right to Change Operations," above) may require Policy Owner approval. In that case, a Policy Owner will be entitled to one vote for every $100 of value allocated to his or her policy in the investment divisions of the Separate Account, and a proportionate fractional vote for any amount less than $100. American Franklin will cast votes attributable to amounts retained in the investment divisions of the Separate Account in the same proportions as votes cast by Policy Owners.

                            REPORTS TO POLICY OWNERS

  After the end of each policy year, each Policy Owner will be sent a report that shows the current death benefit for his or her policy, the value of his or her Policy Account, information about investment divisions, the Cash Surrender Value of his or her policy, the amount of any outstanding policy loans, the amount of any interest owed on the loan and information about the current loan interest rate. The annual report will also show any transactions involving the Policy Owner's Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that were made in that year. American Franklin will also send semi-annual reports with financial information on the Separate Account and the Funds, including a list of the investments held by each portfolio.

  In addition, reports will also contain any other information that is required by the insurance supervisory official in the jurisdiction in which a policy is delivered.

  Notices will be sent to Policy Owners for transfers of amounts between investment divisions and certain other policy transactions.

           LIMITS ON AMERICAN FRANKLIN'S RIGHT TO CHALLENGE A POLICY

  American Franklin can challenge the validity of an insurance policy (based on material misstatements in the application or, with respect to any policy change, based on material misstatements in the application for the change) if it appears that the Insured Person is not actually covered by the policy under American Franklin's rules. However, there are some limits on how and when American Franklin can challenge the policy.

  Except on the basis of fraud, American Franklin cannot challenge the policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

  Except on the basis of fraud, American Franklin cannot challenge any policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

  American Franklin can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled.

  If the Insured Person dies within the time that the validity of the policy may be challenged, American Franklin may delay payment until it decides whether to challenge the policy.

  If the Insured Person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

  If the Insured Person commits suicide within two years after the date on which the policy was issued or reinstated, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of any outstanding policy loan and loan interest and minus any partial withdrawals of Net Cash Surrender Value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that the Policy Owner requested, American Franklin will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

                                PAYMENT OPTIONS

  Policy benefits or other payments such as the Net Cash Surrender Value or death benefit may be paid immediately in one sum or another form of payment described below may be designated for all or part of the proceeds. Payments under these options are not affected by the investment experience of any investment division of the Separate Account. Instead, interest accrues pursuant to the options chosen (such interest will be appropriately includable in federal gross income of the beneficiary). If the Policy Owner does not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have his choice. However, if the Policy Owner makes an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment Options will also be subject to American Franklin's rules at the time of selection. Currently, these alternate payment options are only available if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

  The following payment options are generally available:

     INCOME PAYMENTS FOR A FIXED PERIOD: American Franklin will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

     LIFE INCOME WITH PAYMENTS GUARANTEED FOR A FIXED TERM OF YEARS: American Franklin will pay the money at agreed intervals as a definite number of equal payments and as long thereafter as the payee lives. The Policy Owner (or beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

     PROCEEDS AT INTEREST: THE MONEY WILL STAY ON DEPOSIT WITH AMERICAN FRANKLIN WHILE THE PAYEE IS ALIVE. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed upon intervals.

     FIXED AMOUNT: American Franklin will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

  American Franklin guarantees interest under the foregoing options at the rate of 3% a year.

  American Franklin may also pay or credit excess interest on the options from time to time. The rate and manner of payment or crediting will be determined by American Franklin. Under the second option no excess interest will be paid on the part of the proceeds used to provide payments beyond the fixed term of years.

  The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

  American Franklin must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to American Franklin's rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

  A Policy Owner may change his or her choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. (See "The Beneficiary," below). Any amounts paid under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

                                THE BENEFICIARY

  An applicant for a policy must name a beneficiary when he or she applies for a policy. The beneficiary is entitled to the insurance benefits of the policy. The Policy Owner may change the beneficiary during the Insured Person's lifetime by written notice satisfactory to American Franklin at its Administrative Office. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions taken by American Franklin under the Policy before American Franklin receives the notice at its Administrative Office. If the beneficiary is changed, any previous arrangement made as to a payment option for benefits is canceled. A payment option for the new beneficiary may be chosen.

  At the time of the Insured Person's death, the benefit will be paid equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, the death benefit will be paid to the Policy Owner, or to the executors or administrators of the Policy Owner.

                             ASSIGNMENT OF A POLICY

  The Policy Owner may assign (transfer) his or her rights in a policy to someone else as collateral for a loan or for some other reason. In order to do so the Policy Owner must send a copy of the assignment to American Franklin's Administrative Office. American Franklin is not responsible for any payment made or any action taken before it has received notice of the assignment (or of termination of the assignment) or for the validity of the assignment. An absolute assignment is a change of ownership.

The federal income tax treatment of a policy that has been assigned for valuable consideration may be different from the federal income tax treatment described herein.

                             EMPLOYEE BENEFIT PLANS

  Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of EquiBuilder II policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

  The policies described herein are not intended for use in connection with qualified plans or trusts under the Code.

                              PAYMENT OF PROCEEDS

  American Franklin will pay any death benefits, Net Cash Surrender Value or loan proceeds within seven days after it receives the required form or request (and other documents that may be required) at its Administrative Office. Death benefits are determined as of the date of death of the Insured Person and will not be affected by subsequent changes in the unit values of the investment divisions of the Separate Account. Interest will be paid in respect of the period from the date of death to the date of payment.

  American Franklin may, however, delay payment for one or more of the following reasons:

     American Franklin contests the policy or is deciding whether or not to contest the policy;

     American Franklin cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the Securities and Exchange Commission has declared that an emergency exists; or

     The Securities and Exchange Commission by order permits American Franklin to delay payment to protect the Policy Owners.

  American Franklin may defer payment of any Net Cash Surrender Value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. American Franklin will pay interest of at least 3% a year from the date a request for withdrawal of Net Cash Surrender Value is received if payment from the Guaranteed Interest Division is delayed more than 30 days.

                                   DIVIDENDS

  No dividends are paid on the policies offered by this Prospectus.

                          DISTRIBUTION OF THE POLICIES

  Franklin Financial Services Corporation ("Franklin Financial"), a Delaware corporation and a wholly-owned subsidiary of The Franklin Life Insurance Company, is the principal underwriter, as defined by the Investment Company Act of 1940, of the EquiBuilder II policies for the Separate Account under a Sales Agreement between Franklin Financial and the Separate Account. Franklin Financial's principal executive office is at #1 Franklin Square, Springfield, Illinois 62713.

  Franklin Financial is registered with the Securities and Exchange Commission as a broker-dealer under the Securities and Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Franklin Financial also acts as principal underwriter for Separate Account VUL of American Franklin, which is a registered investment company issuing interests in variable life insurance contracts having policy features that are similar to those of EquiBuilder II policies but the assets of which are invested in a different open-end management investment company. American Franklin no longer offers new policies having an interest in that separate account. Franklin Financial is the principal underwriter of American Franklin's EquiBuilder III variable life insurance policies under which interests in the Separate Account are issued. The EquiBuilder III policies have policy features that are similar to those of the EquiBuilder II policies but have a different sales charge structure.

  Policies are sold primarily by persons who are insurance agents or brokers for American Franklin authorized by applicable law to sell life and other forms of personal insurance, including variable life insurance. Pursuant to an agreement between American Franklin and Franklin Financial, Franklin Financial has agreed to employ and supervise agents chosen by American Franklin to sell the policies and to use its best efforts to qualify such persons as registered representatives of Franklin Financial.

  Franklin Financial incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the policies pursuant to a Sales Agreement with American Franklin. Surrender charges imposed in connection with the surrender of a policy and certain reductions of Face Amount are paid to Franklin Financial as a means to recover sales expenses. Surrender charges are not necessarily related to Franklin Financial's actual sales expenses in any particular year. To the extent sales expenses are not covered by surrender charges, Franklin Financial will cover them from other assets.

  Commissions earned by registered representatives of Franklin Financial on the sale of the policies range up to 90% of premiums paid during the first policy year. For policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. Pursuant to an Agreement between American Franklin and Franklin Financial, American Franklin has agreed to pay such commissions and Franklin Financial has agreed to remit to American Franklin the excess of all surrender charges paid to Franklin Financial over the sales and promotional expenses incurred by Franklin Financial to the extent necessary to reimburse American Franklin for commissions or other remuneration paid in connection with sales of the policies. Such Agreement also provides that the amount of such commissions and other remuneration not so reimbursed shall be deemed to have been contributed by American Franklin to the capital of Franklin Financial. Commissions and other remuneration will be paid by American Franklin from other sources, including mortality and expense risk charges or other charges in connection with the EquiBuilder II policies, or from its General Account to the extent it does not receive reimbursement from Franklin Financial.

  Commissions paid on policies issued under Separate Accounts VUL and VUL-2 of American Franklin during the year 1999 were $24,947,968.

  Franklin Financial also may enter into agreements with American Franklin and each such agent with respect to the supervision of such agent. The policies also may be sold by persons who are registered representatives of other registered broker-dealers who are members of the National Association of Securities Dealers, Inc., and with whom Franklin Financial may enter into a selling agreement.

  Registration as a broker-dealer does not mean that the Securities and Exchange Commission has in any way passed upon the financial standing, fitness or conduct of any broker or dealer, upon the merits of any securities offering or upon any other matter relating to the business of any broker or dealer. Salesmen and employees selling policies, where required, are also licensed as securities salesmen under state law.

                                  APPLICATIONS

  When an application for a policy is completed, it is submitted to American Franklin. American Franklin makes the decision to issue a policy based on the information in the application and its standards for issuing insurance and classifying risks. If it decides not to issue a policy, any premium paid will be refunded.

                             REINSURANCE AGREEMENTS

  American Franklin has entered into a reinsurance agreement with Integrity Life Insurance Company ("Integrity") in respect of the EquiBuilder II policies.
This agreement was terminated as to policies sold on or after January 1, 1997 but will continue as to business in force prior to that date.

  Integrity is a subsidiary of ARM Financial Group, Inc., a financial services company controlled by Morgan Stanley & Co. Incorporated, an investment banking firm headquartered in New York, New York.

  American Franklin has also entered into a modified coinsurance agreement effective January 1, 1997 with The Franklin, under which The Franklin reinsures on a modified coinsurance basis a portion of the risk under EquiBuilder II policies issued after January 1, 1997.

                            ADMINISTRATIVE SERVICES

  While American Franklin has primary responsibility for all administration of the Policies, American General Life Companies ("AGLC") has agreed pursuant to a services agreement among American General Corporation and almost all of its subsidiaries to provide the following administrative services in connection with the Policies: (1) the purchase and redemption of shares of the portfolios of the Funds and (2) the determination of unit values for each investment division of the Separate Account. American Franklin and AGLC are parties to the services agreement. Pursuant to such agreement, American Franklin reimburses AGLC for the costs and expenses which AGLC incurs in providing such administrative services in connection with the Policies, but neither American Franklin nor AGLC incurs a loss or realizes a profit by reason thereof. AGL is a stock life insurance company organized under the laws of Texas and is also engaged in the writing and sale of life insurance and annuity contracts.

                                STATE REGULATION

  As a life insurance company organized and operated under Illinois law, American Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of American Franklin for the preceding year and its financial condition on December 31 of such year. American Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

  In addition, American Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the law of Illinois in determining permissible investments for American Franklin.

                            YEAR 2000 CONSIDERATIONS

  As of March 10, 2000, all of our ultimate parent, American General Corporation's ("AGC") major technology systems, programs and applications, including those which rely on third parties are operating smoothly following our transition into 2000. We have experienced no interruptions to normal business operations, including the processing of customer account data and transactions. We will continue to monitor our technology systems, including critical third party dependencies, as necessary to maintain our Year 2000 readiness. We do not expect any future disruptions, if they occur, to have a material effect on our results of operations, liquidity, or financial condition.

  Through December 31, 1999, AGC incurred and expensed pretax costs of $98 million related to Year 2000 readiness, including $18 million in 1999 and $65 million in 1998. In 1999, Year 2000 readiness expenses were included in division earnings. The 1998 expenses were excluded from division earnings, consistent with the manner in which we reviewed division results. In addition, we accelerated the planned replacement of certain systems as part of our Year 2000 plans. The cost of these replacement systems was immaterial. We do not anticipate incurring any significant costs in the future to maintain Year 2000 readiness.


                                 LEGAL MATTERS

  Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                               LEGAL PROCEEDINGS


  In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance and sales practices, and a number of these lawsuits have resulted in substantial settlements. American Franklin is a defendant in such purported class action lawsuits filed in 1996. On December 16, 1998, AGC announced that American Franklin had entered into an agreement to resolve the market conduct class
action lawsuits.   The order approving the settlement agreement for American
Franklin Life Insurance Company was entered by the court on June 1, 1999, and became final on July 1, 1999.

  American Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings, including claims filed by individuals who excluded themselves from the market conduct class action settlement, arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, American Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on American Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama and Mississippi continues to create the potential for an unpredictable judgment in any given suit.

                                    EXPERTS

  The statement of net assets as of December 31, 1999 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended of the Separate Account, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The financial statements of American Franklin at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. Such financial statements referred to above are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

  Actuarial matters in this Prospectus have been examined by Robert M. Beuerlein, who is Senior Vice President and Chief Actuary of American Franklin. His opinion on actuarial matters is filed as an exhibit to the Registration Statement relating to the policies filed with the SEC.

                             REGISTRATION STATEMENT

  A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning American Franklin, the Separate Account and the policies offered hereby. Statements contained in this Prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                          OTHER POLICIES AND CONTRACTS

  American Franklin may offer, under other prospectuses, other variable life policies or variable annuity contracts having interests in the Separate Account and containing terms and conditions different from those of the policies offered hereby. Interests in the Separate Account are also issued under American Franklin's EquiBuilder III variable life insurance policies, which have policy features that are similar to those of EquiBuilder II policies but which have a different sales charge structure.

                                   MANAGEMENT

  The following persons hold the positions designated with respect to American Franklin, the table shows their principal occupations during the past five years.

                                                          PRINCIPAL OCCUPATION
            NAME                                         DURING PAST FIVE YEARS
----------------------------   --------------------------------------------------------------------------
*Rodney O. Martin, Jr.         Senior Chairman and Chief Executive Officer of American Franklin Life
                               Insurance Company since April 1998. Chairman of the Board of American
                               General Life Insurance Company since April 2000 and a Director since
                               August 1996. President of American General Life Insurance Company of
                               New York (November 1995-August 1996). Vice President - Agencies, Connecticut
                               Mutual Life Insurance Company, Hartford, Connecticut (1990-1995).

*Donald W. Britton             Director and President of American Franklin Life Insurance Company since
                               January 2000.  Director of the Board of American General Life Insurance
                               Company since April 1999.  President of American General Life Insurance
                               Company since April 2000. President of First Colony Life, Lynchburg,
                               Virginia (1996-April 1999) and Executive Vice President of First Colony
                               Life (1992-1996).

Ronald H. Ridlehuber           Director of American Franklin Life Insurance Company since December 1999.
                               President and Chief Executive Officer of American General Life Insurance
                               Company from July 1998 to April 2000. Senior Vice President and Chief
                               Marketing Officer of Jefferson-Pilot Life Insurance Company in
                               Greensboro, North Carolina (1993-1998).

*David A. Fravel               Executive Vice President of American Franklin Life Insurance Company
                               since April 1999.  Director of American General Life Insurance Company
                               since November 1996. Elected Executive Vice President in April 1998.
                               Previously held position of Senior Vice President of American General
                               Life Insurance Company since November 1996.  Senior Vice President of
                               Massachusetts Mutual, Springfield, Missouri (March 1996-June 1996);
                               Vice President, New Business, Connecticut Mutual Life Insurance Company,
                               Hartford, Connecticut (December 1978-March 1996).

*David L. Herzog               Director, Executive Vice President and Chief Financial Officer of
                               American Franklin Life Insurance Company since February 2000.  Chief
                               Financial Officer, American General Life Insurance Company since February
                               2000.  Vice President, American General St. Louis, Missouri (June 1991-
                               February 2000).

*John V. LaGrasse              Executive Vice President of American Franklin Life Insurance Company
                               since April 1999.  Previously Senior Executive Vice President and Chief
                               Technology Officer since April 1998.  Director of American General Life
                               Insurance Company since August 1996. Chief Technology Officer of American
                               General Life Insurance Company since April 2000. Elected Executive Vice
                               President in July 1998.  Previously held position of Senior Vice President of American General Life Insurance Company since August 1996.  Director of Citicorp Insurance Services, Inc., Dover, Delaware (1986-1996).

*Paul Mistretta                Executive Vice President of American Franklin Life Insurance Company
                               since July 1999.  Executive Vice President of American General Life
                               Insurance Company since July 1999.  Senior Vice President of First Colony
                               Life Insurance, Lynchburg, Virginia (1992-July 1999).

**Brian D. Murphy              Executive Vice President of American Franklin Life Insurance Company
                               since July 1999.  Executive Vice President of American General Life
                               Insurance Company since July 1999.  Previously held position of Senior
                               Vice President-Insurance Operations of American General Life Insurance
                               Company since April 1998.  Vice President-Sales, Phoenix Home Life,
                               Hartford, CT (January 1997-April 1998). Vice President of Underwriting
                               and Issue, Phoenix Home Life (July 1994-January 1997).

*Thomas M. Zurek               Director of American Franklin Life Insurance Company since March 2000.
                               Executive Vice President, General Counsel and Secretary since July 1999.
                               Previously held the position of Vice President, July 1998.  Director and
                               Executive Vice President of American General Life Insurance Company since
                               April 1999.  Elected Secretary in July 1999 and General Counsel in
                               December 1998.  Previously held various positions with American General
                               Life Insurance Company including Senior Vice President since December
                               1998 and Vice President since October 1998.  In February 1998 named
                               Senior Vice President and Deputy General Counsel of American General
                               Corporation.  Attorney Shareholder with Nyemaster, Goode, Voigts, West,
                               Hansell & O'Brien, Des Moines, Iowa (June 1992 - February 1998).

Barbara J. Fossum              Director of American Franklin Life Insurance Company since December 1999.
                               Senior Vice President Springfield Service Center since July 1999.
                               Previously Senior Vice President since April 1998; Vice President from
                               June 1995 - March 1998.

**Robert F. Herbert, Jr.       Senior Vice President of American Franklin Life Insurance Company since
                               July 1998.  Senior Vice President and Treasurer of American General Life
                               Insurance Company since May 1996, and Controller since February 1991.

**Simon J. Leech               Senior Vice President of American Franklin Life Insurance Company since
                               April 1999.  Senior Vice President-Houston Service Center for American
                               General Life Insurance Company since July 1997.  Previously held various positions with American General Life Insurance Company since 1981, including Director of Policy Owners' Service Department in 1993, and Vice
                               President-Policy Administration in 1995.

Darrell J. Malano              Director and Senior Vice President of American Franklin Life Insurance
                               Company since September 1999.  Senior Vice President - Sales, The
                               Franklin Life Insurance Company since September 1999.  Vice President -
                               Marketing, The Franklin Life Insurance Company (1989 - 1999).

Robert M. Beuerlein            Senior Vice President and Chief Actuary of American Franklin Life
                               Insurance Company since July 1999.  Director, Senior Vice President and
                               Chief Actuary of The Franklin Life Insurance Company, Springfield,
                               Illinois (January 1991 - June 1999).

**Wayne A. Barnard             Vice President American Franklin Life Insurance Company since April 1998.
                               Senior Vice President of American General Life Insurance Company since
                               November 1997.  Previously held various positions with American General
                               Life Insurance Company including Vice President since February 1991.



**Steven E. Zimmerman          Senior Vice President and Chief Medical Director of American Franklin
                               Life Insurance Company since January 2000.  Previously Vice President and
                               Chief Medical Director of American General since March 1999.  Prior to joining American General, he was Director Medical Policy Issues for the
                               American Council of Life Insurance.  His insurance career started with
                               Aetna Life & Casualty Company in 1987 after spending five years in the practice of medical oncology.

Mark R. McGuire                Director of American Franklin Life Insurance Company since December 1999.
                               Vice President of American Franklin Life Insurance Company, Springfield,
                               Illinois (January 1997 - present).  Director, American General Life
                               Insurance Company, Houston, Texas (August 1988 - January 1997).

*Richard W. Scott              Vice President and Chief Investment Officer of American Franklin Life
                               Insurance Company since April 1998.  Executive Vice President/Chief
                               Investment Officer, American General Corporation since February 1998.
                               Vice Chairman, Western National Life Insurance Company, Houston, Texas
                               (July 1996 - February 1998).  Chief Investment Officer, Western National
                               Life Insurance Company (May 1995 - February 1998).  Executive Vice
                               President, Western National (February 1994 - July 1996).

Thomas Clay Spires             Vice President Corporate Tax American Franklin Life Insurance Company
                               since 1999.  Previously held the position of Director - Corporate Tax commencing July 1998.  Director of Corporate Tax, Franklin Life Insurance
                               Company, Springfield, Illinois (March 1997 - June 1999).  Manager -
                               Taxes, First Colony Life Insurance Company, Lynchburg, Virginia (March
                               1994 - February 1997).

Christian D. Weiss             Vice President, Controller and Treasurer of American Franklin Life
                               Insurance Company (June 1997 - present).  Assistant Controller, ReliaStar
                               United Services Life Insurance Company, Arlington, Virginia (January 1994
                               - June 1997).

-----------

     The principal business address of each individual with an asterisk next to his name is 2929 Allen Parkway, Houston, Texas 77019. The principal business address of each individual with two asterisks next to his name is 2727-A Allen Parkway, Houston, Texas 77019. The principal business address of each other individual is in care of The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois 62713.

PRINCIPAL UNDERWRITER'S MANAGEMENT

The directors and principal officers of the principal underwriter are:

                                                  Position and Offices
                                                    with Underwriter,
   Name and Principal                              Franklin Financial
   Business Address                              Services Corporation
  --------------------                           ---------------------

F. Paul Kovach, Jr.                                Chairman and Chief
American General Securities Incorporated           Executive Officer
2727 Allen Parkway
Houston, TX 77019

Gary D. Osmonson                                   Director and President
#1 Franklin Square
Springfield, Illinois 62713-0001

Ronald H. Ridlehuber                               Director
#1 Franklin Square
Springfield, Illinois 62713-0001

Daniel E. Trudan                                   Vice President and Assistant
#1 Franklin Square                                 Secretary
Springfield, Illinois 62713-0001

Donald W. Britton                                  Assistant Vice President
2929 Allen Parkway
Houston, Texas 77019

Thomas M. Zurek                                    Assistant Vice President
2929 Allen Parkway
Houston, Texas 77019

T. Clay Spires                                     Assistant Tax Officer
2727A Allen Parkway
Houston, Texas 77019

                         Index To Financial Statements

                                                                             Page
                                                                             ----

The Separate Account:

   Report of Independent Auditors.......................................         F-2

   Audited Financial Statements:

       Statement of Net Assets, December 31, 1999.......................    F-3--F-5

       Statement of Operations for the year ended December 31, 1999.....    F-6--F-8

       Statements of Changes in Net Assets for the years ended
       December 31, 1999 and 1998.......................................   F-9--F-11

       Notes to Financial Statements....................................  F-12--F-17

The American Franklin Life Insurance Company:*

   Report of Independent Auditors.......................................        F-18

   Audited Financial Statements:

       Statement of Operations for the years ended December 31, 1999,
       1998 and 1997....................................................        F-19

       Balance Sheet,  December 31, 1999 and 1998.......................        F-20

       Statement of Shareholder's Equity for the years ended
       December 31, 1999, 1998 and 1997.................................        F-21

       Statement of Comprehensive Income (Loss) for the years ended
       December 31, 1999, 1998 and 1997.................................        F-21

       Statement of Cash Flows for the years ended December 31, 1999,
       1998 and 1997....................................................        F-22

       Notes to Financial Statements....................................  F-23--F-32

___________________________

* The financial statements of American Franklin contained herein should be considered only as bearing upon the ability of American Franklin to meet its obligations under the policies offered hereby.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors
The American Franklin Life Insurance Company
Policyowners of Separate Account VUL-2

We have audited the accompanying statement of net assets of Separate Account VUL-2 (comprising, respectively, the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP High Income, VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth, VIPII Contrafund, MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities, and MFS Capital Opportunities (formerly MFS Value) Divisions) as of December 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years then ended for the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP High Income, VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth and VIPII Contrafund Divisions and the related statement of operations for the year then ended and the statement of changes in net assets for the MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, MFS Utilities, and MFS Capital Opportunities (formerly MFS Value) Divisions for the year ended December 31, 1999 and for the period from May 1, 1998 (date of inception) to December 31, 1998. These financial statements are the responsibility of Separate Account VUL-2 management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting Separate Account VUL-2 at December 31, 1999, and the results of their operations and changes in net assets for the periods referred to above in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP
                                                  Ernst & Young LLP


Chicago, Illinois
February 9, 2000

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Net Assets
December 31, 1999


                                                               Variable Insurance Products Fund
                                       -----------------------------------------------------------------------------
                                              VIP           VIP                                              VIP
                                             Money        Equity-            VIP             VIP            High
                                            Market         Income          Growth          Overseas        Income
                                           Division       Division        Division         Division       Division
                                      -----------------------------------------------------------------------------
Investments in Funds at fair value
   (cost: see below)                     $ 6,559,005  $  59,819,562   $  121,001,658   $  16,494,507   $  3,349,133

Due from (to) general account                 31,628        (12,482)         (16,477)         (2,435)          (249)
                                      -----------------------------------------------------------------------------

Net assets                               $ 6,590,633  $  59,807,080   $  120,985,181   $  16,492,072   $  3,348,884
                                      =============================================================================

Unit value                               $    138.06  $      343.25   $       505.18   $      262.93   $     168.64
                                      =============================================================================

Units outstanding                             47,739        174,240          239,489          62,723         19,858
                                      =============================================================================

Cost of investments                      $ 6,627,834  $  49,721,666   $   73,142,197   $  11,320,468   $  3,588,804
                                      =============================================================================


See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Net Assets (continued)
December 31, 1999


                                                               Variable Insurance Products Fund II
                                      --------------------------------------------------------------------------------
                                             VIPII                                           VIPII
                                           Investment        VIPII           VIPII           Asset            VIPII
                                             Grade           Asset           Index          Manager:         Contra-
                                              Bond          Manager           500            Growth            fund
                                            Division        Division        Division        Division         Division
                                      --------------------------------------------------------------------------------

Investments in Funds at fair value
    (cost: see below)                   $   2,209,359   $  34,883,206   $  50,894,695   $  11,383,629   $   39,680,007

Due from (to) general account                    (191)        (16,071)         (2,574)           (712)         (12,526)
                                      --------------------------------------------------------------------------------

Net assets                              $   2,209,168   $  34,867,135   $  50,892,121   $  11,382,917   $   39,667,481
                                      ================================================================================

Unit value                              $      155.31   $      254.54   $      347.55   $      223.33   $       276.97
                                      ================================================================================

Units outstanding                              14,225         136,980         146,433          50,968          143,217
                                      ================================================================================

Cost of investments                     $   2,209,269   $  29,354,502   $  35,721,607   $   9,605,478   $   28,029,156
                                      ================================================================================

 See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Net Assets (continued)
December 31, 1999

                                                                      MFS Variable Insurance Trust
                                        --------------------------------------------------------------------------------------
                                                                         MFS
                                             MFS                       Growth           MFS                           MFS
                                          Emerging         MFS          With           Total          MFS           Capital
                                           Growth       Research       Income         Return       Utilities     Opportunities
                                          Division      Division      Division       Division      Division        Division*
                                     -----------------------------------------------------------------------------------------
Investments in Funds at fair value
    (cost:  see below)                 $  7,741,120   $ 3,834,599   $ 2,420,689   $  1,637,035  $  1,954,538     $   2,779,954

Due from (to) general account                   156            77          (847)            31            38                55
                                     -----------------------------------------------------------------------------------------

Net assets                              $ 7,741,276   $ 3,834,676  $  2,419,842   $  1,637,066  $  1,954,576     $   2,780,009
                                     =========================================================================================

Unit value                              $    189.94   $    127.16   $    112.63   $     105.23  $     137.83     $      151.78
                                     =========================================================================================

Units outstanding                            40,756        30,156        21,484         15,557        14,181            18,316
                                     =========================================================================================

Cost of investments                     $ 4,926,290   $ 3,138,332   $ 2,309,782   $  1,640,127  $  1,621,431  $      2,119,058
                                     =========================================================================================

See Notes to Financial Statements

*Formerly known as MFS Value Division

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Operations
Year Ended December 31, 1999

                                                                 Variable Insurance Products Fund
                                             ------------------------------------------------------------------------
                                                     VIP            VIP                                         VIP
                                                    Money         Equity-          VIP            VIP          High
                                                   Market         Income          Growth       Overseas       Income
                                                  Division       Division        Division      Division      Division
                                             ------------------------------------------------------------------------
Net investment income (expense)

Income
      Dividends                                $   251,436   $   2,619,662   $   9,446,395  $    458,701  $   292,551

Expenses
      Mortality and expense risk charge             35,007         441,309         723,574        96,002       22,997
                                             ------------------------------------------------------------------------
Net investment income (expense)                    216,429       2,178,353       8,722,821       362,699      269,554

Net realized and unrealized gain (loss)
   on investments
      Net realized gain (loss)                      23,858       1,051,810         933,427       155,042      (19,693)
      Net unrealized appreciation
          (depreciation)
           Beginning of year                       (83,735)     11,152,579      27,077,236     1,229,297     (206,194)
           End of year                             (68,829)     10,097,896      47,859,461     5,174,039     (239,671)
                                             ------------------------------------------------------------------------
      Net change in unrealized appreciation
           (depreciation) during the year           14,906      (1,054,683)     20,782,225     3,944,742      (33,477)
                                             ------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                   38,764          (2,873)     21,715,652     4,099,784      (53,170)
                                             ------------------------------------------------------------------------

Net increase (decrease) in net assets
   from operations                             $   255,193   $   2,175,480   $  30,438,473  $  4,462,483  $   216,384
                                             ========================================================================


See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Operations (continued)
Year Ended December 31, 1999

                                                                 Variable Insurance Products Fund II
                                             ------------------------------------------------------------------------
                                                  VIPII                                        VIPII
                                                Investment        VIPII         VIPII          Asset         VIPII
                                                  Grade           Asset         Index        Manager:       Contra-
                                                   Bond          Manager         500          Growth          fund
                                                 Division       Division       Division      Division       Division
                                             ------------------------------------------------------------------------
Net investment income (expense)

Income
     Dividends                               $     121,797   $  2,378,276  $     563,394  $    514,333  $   1,062,837

Expenses
     Mortality and expense risk charge              17,031        244,708        306,261        70,371        233,365
                                             ------------------------------------------------------------------------
Net investment income (expense)                    104,766      2,133,568        257,133       443,962        829,472

Net realized and unrealized gain
    (loss) on investments
    Net realized gain (loss)                        21,389        318,639        203,229        62,797        112,244
    Net unrealized appreciation
       (depreciation)
       Beginning of year                           156,188      4,943,879      8,790,937     1,046,388      6,359,992
       End of year                                      90      5,528,704     15,173,088     1,778,151     11,650,851
                                             ------------------------------------------------------------------------

    Net change in unrealized appreciation
      (depreciation) during the year              (156,098)       584,825      6,382,151       731,763      5,290,859
                                             ------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                 (134,709)       903,464      6,585,380       794,560      5,403,103
                                             ------------------------------------------------------------------------

Net increase (decrease) in net assets
   from operations                           $     (29,943)  $  3,037,032  $   6,842,513  $  1,238,522  $   6,232,575
                                             ========================================================================


See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Operations (continued)
Year Ended December 31, 1999

                                                                        MFS Variable Insurance Trust
                                          ---------------------------------------------------------------------------------------
                                                                             MFS
                                               MFS                          Growth         MFS                           MFS
                                            Emerging          MFS            With         Total           MFS          Capital
                                             Growth         Research        Income        Return       Utilities    Opportunities
                                            Division        Division       Division      Division      Division       Division*
                                        -----------------------------------------------------------------------------------------
Net investment income (expense)

Income
   Dividends                             $         -       $  24,760     $     8,195   $    54,551   $     65,732      $  4,873

Expenses
   Mortality and expense risk
        charge                                26,189          18,154          11,286         9,198          8,587        10,320
                                        -----------------------------------------------------------------------------------------
Net investment income (expense)              (26,189)          6,606          (3,091)       45,353         57,145        (5,447)

Net realized and unrealized gain
  (loss) on investments
    Net realized gain (loss)                  13,741           5,925          44,499         1,213          3,525        11,567
    Net unrealized appreciation
      (depreciation)
      Beginning of year                      252,419         140,093          57,569        32,868         30,425        54,315
      End of year                          2,814,830         696,267         110,907        (3,092)       333,107       660,896
                                        -----------------------------------------------------------------------------------------
    Net change in unrealized
      appreciation (depreciation)
      during the year                      2,562,411         556,174          53,338       (35,960)       302,682       606,581
                                        -----------------------------------------------------------------------------------------
Net realized and unrealized gain
      (loss) on investments                2,576,152         562,099          97,837       (34,747)       306,207       618,148
                                        -----------------------------------------------------------------------------------------

Net increase (decrease) in net
      assets from operations             $ 2,549,963       $568,705      $    94,746   $    10,606   $    363,352      $612,701
                                        =========================================================================================


See Notes to Financial Statements

*Formerly known as MFS Value Division

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Changes in Net Assets

                                                                             Variable Insurance Products Fund
                                                     ----------------------------------------------------------------------------
                                                          VIP              VIP                                            VIP
                                                         Money           Equity-            VIP              VIP          High
                                                        Market            Income           Growth         Overseas       Income
                                                       Division          Division         Division        Division      Division
                                                   ------------------------------------------------------------------------------
Year Ended December 31, 1999
Change in net assets
From operations:
    Net investment income (expense)                $    216,429     $   2,178,353    $   8,722,821   $     362,699   $    269,554
    Net realized gain (loss) on investments              23,858         1,051,810          933,427         155,042        (19,693)
    Net change in unrealized appreciation
        (depreciation) on investments                    14,906        (1,054,683)      20,782,225       3,944,742        (33,477)
                                                   ------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  operations                                            255,193         2,175,480       30,438,473       4,462,483        216,384
From policy related transactions:
    Net contract purchase payments                   20,390,047        14,189,126       18,487,950       2,756,248      1,051,554
    Withdrawals                                      (1,477,209)      (10,184,231)     (13,945,360)     (1,998,575)      (667,582)
    Transfers between Separate Account
        VUL-2 divisions, net                        (17,079,666)         (538,991)       4,144,426         (39,699)      (132,311)
                                                   ------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  policy related transactions                         1,833,172         3,465,904        8,687,016         717,974        251,661
                                                   ------------------------------------------------------------------------------

Net increase (decrease) in net assets                 2,088,365         5,641,384       39,125,489       5,180,457        468,045
Net assets, beginning of year                         4,502,268        54,165,696       81,859,692      11,311,615      2,880,839
                                                   ------------------------------------------------------------------------------

Net assets, end of year                            $  6,590,633     $  59,807,080    $ 120,985,181   $  16,492,072   $  3,348,884
                                                   ==============================================================================

Year Ended December 31, 1998
Change in net assets
From operations:
    Net investment income (expense)                $    116,801     $   2,283,893    $   6,967,299   $     656,944   $    263,936
    Net realized gain (loss) on investments                   -           405,037          876,982         150,702         27,178
    Net change in unrealized appreciation
        (depreciation) on investments                   (69,175)        3,053,827       15,122,901         300,563       (449,814)
                                                   ------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from operations                                        47,626         5,742,757       22,967,182       1,108,209       (158,700)
From policy related transactions:
    Net contract purchase payments                   18,043,987        14,163,958       16,320,192       3,010,083      1,104,184
    Withdrawals                                      (1,147,285)       (8,392,173)     (11,303,864)     (1,817,197)      (606,904)
    Transfers between Separate Account
        VUL-2 divisions, net                        (15,552,224)        2,808,460        2,158,143        (203,758)       127,361
                                                   ------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  policy related transactions                         1,344,478         8,580,245        7,174,471         989,128        624,641
                                                   ------------------------------------------------------------------------------

Net increase (decrease) in net assets                 1,392,104        14,323,002       30,141,653       2,097,337        465,941
Net assets, beginning of year                         3,110,164        39,842,694       51,718,039       9,214,278      2,414,898
                                                   ------------------------------------------------------------------------------

Net assets, end of year                            $  4,502,268     $  54,165,696    $  81,859,692   $  11,311,615   $  2,880,839
                                                   ==============================================================================

See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Changes in Net Assets (continued)

                                                                         Variable Insurance Products Fund II
                                                   ----------------------------------------------------------------------------
                                                        VIPII                                           VIPII
                                                     Investment          VIPII          VIPII           Asset           VIPII
                                                        Grade            Asset          Index          Manager:        Contra-
                                                        Bond            Manager          500            Growth          fund
                                                      Division          Division       Division        Division        Division
                                                   -----------------------------------------------------------------------------
Year Ended December 31, 1999
Change in net assets
From operations:
    Net investment income (expense)                $   104,766     $  2,133,568    $    257,133    $    443,962    $    829,472
    Net realized gain (loss) on investments             21,389          318,639         203,229          62,797         112,244
    Net change in unrealized appreciation
       (depreciation) on investments                  (156,098)         584,825       6,382,151         731,763       5,290,859
                                                   ----------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                          (29,943)       3,037,032       6,842,513       1,238,522       6,232,575
From policy related transactions:
    Net contract purchase payments                     508,217        5,410,700      13,605,268       3,660,580      10,574,487
    Withdrawals                                       (465,806)      (5,012,240)     (7,102,948)     (1,847,689)     (5,566,604)
    Transfers between Separate Account
       VUL-2 divisions, net                           (119,367)        (259,252)      4,316,026         501,769       3,050,952
                                                   ----------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                         (76,956)         139,208      10,818,346       2,314,660       8,058,835
                                                   ----------------------------------------------------------------------------

Net increase (decrease) in net assets                 (106,899)       3,176,240      17,660,859       3,553,182      14,291,410
Net assets, beginning of year                        2,316,067       31,690,895      33,231,262       7,829,735      25,376,071
                                                   ----------------------------------------------------------------------------

Net assets, end of year                            $ 2,209,168     $ 34,867,135    $ 50,892,121    $ 11,382,917    $ 39,667,481
                                                   ============================================================================


Year Ended December 31, 1998
Change in net assets
From operations:
    Net investment income (expense)                $    89,815     $  3,196,688    $    541,824    $    479,016    $    687,308
    Net realized gain (loss) on investments             46,148          203,507         397,039          10,497         165,251
    Net change in unrealized appreciation
       (depreciation) on investments                    21,980          839,972       5,788,405         537,579       4,469,638
                                                   ----------------------------------------------------------------------------
Net increase (decrease) in net assets from
   operations                                          157,943        4,240,167       6,727,268       1,027,092       5,322,197
From policy related transactions:
    Net contract purchase payments                     485,792        5,773,958      10,353,647       3,131,484       8,348,551
    Withdrawals                                       (439,642)      (4,714,381)     (5,713,776)     (1,426,100)     (3,884,561)
    Transfers between Separate Account
       VUL-2 divisions, net                            101,464          (90,460)      4,513,723       1,021,698       2,413,432
                                                   ----------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                         147,614          969,117       9,153,594       2,727,082       6,877,422
                                                   ----------------------------------------------------------------------------

Net increase (decrease) in net assets                  305,557        5,209,284      15,880,862       3,754,174      12,199,619
Net assets, beginning of year                        2,010,510       26,481,611      17,350,400       4,075,561      13,176,452
                                                  -----------------------------------------------------------------------------

Net assets, end of year                           $  2,316,067     $ 31,690,895    $ 33,231,262    $  7,829,735    $ 25,376,071
                                                  =============================================================================

See Notes to Financial Statements

The American Franklin Life Insurance Company
Separate Account VUL-2
Statement of Changes in Net Assets (continued)

                                                                                    MFS Variable Insurance Trust
                                                ----------------------------------------------------------------------------------
                                                                                 MFS
                                                      MFS                       Growth       MFS                          MFS
                                                    Emerging       MFS           With       Total           MFS         Capital
                                                     Growth      Research       Income      Return       Utilities   Opportunities
                                                    Division     Division      Division    Division       Division     Division*
                                                -----------------------------------------------------------------------------------
Year Ended December 31, 1999
Change in net assets
From operations:
     Net investment income (expense)            $    (26,189)  $    6,606   $    (3,091)  $    45,353   $     57,145   $     (5,447)
     Net realized gain (loss) on investments          13,741        5,925        44,499         1,213          3,525         11,567
     Net change in unrealized appreciation
         (depreciation) on investments             2,562,411      556,174        53,338       (35,960)       302,682        606,581
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    operations                                     2,549,963      568,705        94,746        10,606        363,352        612,701
From policy related transactions:
     Net contract purchase payments                2,439,724    1,628,413     1,086,393       625,687        938,854        899,529
     Withdrawals                                    (837,970)    (638,998)     (399,640)     (222,380)      (340,639)      (279,352)
     Transfers between Separate Account
         VUL-2 divisions, net                      2,083,854      991,809     1,019,100       631,756        538,146        921,222
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets from
    policy related transactions                    3,685,608    1,981,224     1,705,853     1,035,063      1,136,361      1,541,399
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets              6,235,571    2,549,929     1,800,599     1,045,669      1,499,713      2,154,100
Net assets, beginning of year                      1,505,705    1,284,747       619,243       591,397        454,863        625,909
                                                -----------------------------------------------------------------------------------
Net assets, end of year                         $  7,741,276   $3,834,676   $ 2,419,842   $ 1,637,066   $  1,954,576   $  2,780,009
                                                ===================================================================================

Period from May 1, 1998 (Date of
Inception) to December 31, 1998
Change in net assets
From operations:
     Net investment income (expense)            $     (2,485)  $   (2,082)  $      (688)  $    (1,042)  $     (1,577)  $     (1,230)
     Net realized gain (loss) on investments            (880)      (1,176)          140          (502)           (10)        13,534
     Net change in unrealized appreciation
         (depreciation) on investments               252,419      140,093        57,569        32,868         30,425         54,315
                                                -----------------------------------------------------------------------------------
Net increase (decrease)  in net assets
   from operations                                   249,054      136,835        57,021        31,324         28,838         66,619
From policy related transactions:
     Net contract purchase payments                  616,401      526,652       233,241       218,045        253,967        275,910
     Withdrawals                                    (105,620)     (78,873)       (9,664)      (33,304)       (37,203)       (38,438)
     Transfers between Separate Account
         VUL-2 divisions, net                        745,870      700,133       338,645       375,332        209,261        321,818
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   policy related transactions                     1,256,651    1,147,912       562,222       560,073        426,025        559,290
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets              1,505,705    1,284,747       619,243       591,397        454,863        625,909
Net assets, beginning of period                            -            -             -             -              -              -
                                                -----------------------------------------------------------------------------------
Net assets, end of period                       $  1,505,705   $1,284,747   $   619,243   $   591,397   $    454,863   $    625,909
                                                ===================================================================================

See Notes to Financial Statements

*Formerly known as MFS Value Division

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements
December 31, 1999

1.   NATURE OF OPERATIONS

     The American Franklin Life Insurance Company (American Franklin) is a wholly-owned subsidiary of The Franklin Life Insurance Company. American Franklin established Separate Account VUL-2 (Account) as a unit investment trust registered under the Investment Company Act of 1940. The Account, which consists of sixteen investment divisions at December 31, 1999 was established in April 1991 in conformity with Illinois Insurance Law. The assets in each division are invested in units of beneficial interest (shares) of a designated portfolio (Portfolio) of three mutual funds:
     Variable Insurance Products Fund (VIP) and Variable Insurance Products Fund II (VIPII), sponsored by Fidelity Investments, and beginning May 1, 1998, the MFS Variable Insurance Trust (MFS), sponsored by MFS Investment Management (collectively, the Funds). The VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, and VIP High Income Divisions of the Account are invested in shares of a corresponding Portfolio of VIP; the VIPII Investment Grade Bond, VIPII Asset Manager, VIPII Index 500, VIPII Asset Manager: Growth and VIPII Contrafund Divisions of the Account are invested in shares of a corresponding Portfolio of VIPII; and the MFS Emerging Growth, MFS Research, MFS Growth With Income, MFS Total Return, MFS Utilities, and MFS Capital Opportunities (formerly MFS Value) Divisions of the Account are invested in shares of a corresponding Portfolio of MFS. The Account's financial statements should be read in conjunction with the financial statements of the Funds. The Account commenced operations on September 30, 1991. The initial unit value for each investment division was set at $100.

     The Account was established by American Franklin to support the operations of American Franklin's EquiBuilder II(TM) Flexible Premium Variable Life Insurance Policies (EquiBuilder II Policies). American Franklin no longer offers new EquiBuilder II Policies. The Account also supports the operations of American Franklin's EquiBuilder III(TM) Flexible Premium Variable Life Insurance Policies (EquiBuilder III Policies) (the EquiBuilder II Policies and the EquiBuilder III Policies are referred to collectively as the Policies).

     Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin Life Insurance Company, acts as the principal underwriter, as defined in the Investment Company Act of 1940, of the Policies. The assets of the Account are the property of American Franklin. The portion of the Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other American Franklin business.

     The net assets of the Account may not be less than the reserves applicable to the Policies. Assets may also be set aside in American Franklin's General Account based on the amounts allocated under the Policies to American Franklin's Guaranteed Interest Division and for policy loans. Additional assets are set aside in American Franklin's General Account to provide for (i) the unearned portion of the monthly charges for mortality and expense risk charges made under the Policies and (ii) other policy benefits.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Investments in shares of the Funds are carried at fair value using the net asset values of the respective Portfolios of the Funds. Investment transactions are recorded on the trade date. Dividends are recorded as received. Realized gains and losses on sales of the Account's shares are determined on the specific identification method.

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 1999

     The operations of the Account are included in the federal income tax return of American Franklin. Under the provisions of the Policies, American Franklin has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, American Franklin pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, American Franklin retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.

3.   POLICY CHARGES

     Certain jurisdictions require deductions from premium payments for taxes. The amount of such deductions varies and may be up to 5% of the premium. With respect to the EquiBuilder III Policies, American Franklin makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American Franklin in a Policy Account established for each policyowner. Each month American Franklin charges each Policy Account for: administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect); and cost of insurance, which is based on the insured person's age, sex, risk class, amount of insurance, and additional benefits, if any. In addition, American Franklin charges for the following: a partial withdrawal of net cash surrender value (currently $25 or 2% of the amount withdrawn, whichever is less); an increase in the face amount of insurance (currently a $1.50 administrative charge for each $1,000 increase up to a maximum charge of $300); and a transfer between investment divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year). Charges may also be made for providing more than one illustration of policy benefits to a given policyholder. American Franklin assumes mortality and expense risks related to the operations of the Account and deducts a charge from the assets of the Account at an effective annual rate of .75% of the Account's net assets to cover these risks. The total charges paid by the Account to American Franklin were $32,856,400 and $26,329,000 for the years ended December 31, 1999 and 1998, respectively.

     During the first ten years a Policy is in effect, a surrender charge may be deducted from a Policy Account by American Franklin if the Policy is surrendered for its net cash surrender value, the face amount of the Policy is reduced or the Policy is permitted to lapse. The maximum total surrender charge applicable to a particular Policy is specified in the Policy and is equal to 50% of one "target" premium. This maximum will not vary based on the amount of premiums paid or when they are paid. At the end of the sixth policy year and at the end of each of the four succeeding policy years, the maximum surrender charge is reduced by an amount equal to 20% of the initial maximum surrender charge until, after the end of the tenth policy year, there is no surrender charge. Subject to the maximum surrender charge, the surrender charge with respect to the EquiBuilder II Policies will equal 30% of actual premiums paid during the first policy year up to one "target" premium, plus 9% of all other premiums actually paid during the first ten policy years, and the surrender charge with respect to the EquiBuilder III Policies will equal 25% of actual premiums paid during the first policy year up to one "target" premium, plus 9% of all other premiums actually paid during the first ten policy years.

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 1999


4.   SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS

     Unit value information and a summary of changes in outstanding units is shown below:

Year Ended December 31, 1999
                                                                      Variable Insurance Products Fund
                                                  ------------------------------------------------------------------
                                                         VIP            VIP                                   VIP
                                                        Money         Equity-        VIP          VIP         High
                                                       Market         Income        Growth      Overseas     Income
                                                      Division       Division      Division     Division    Division
                                                  ------------------------------------------------------------------
Unit value, beginning of year                        $  132.28         $ 329.63     $ 373.90      $191.40   $ 156.98
                                                  ==================================================================
Unit value, end of year                              $  138.06         $ 343.25     $ 505.18      $262.93   $ 168.64
                                                  ==================================================================
Number of units outstanding,
   beginning of year                                    34,035          164,324      218,934       59,098     18,351

Net contract purchase payments                         150,533           40,893       43,852       13,165      6,309

Withdrawals                                            (10,614)         (29,345)     (33,027)      (9,110)    (3,997)

Transfers between Separate Account
   VUL-2 divisions, net                               (126,215)          (1,632)       9,730         (430)      (805)
                                                  ------------------------------------------------------------------
Number of units outstanding,
   end of year                                          47,739          174,240      239,489       62,723     19,858
                                                  ==================================================================


                                                                  Variable Insurance Products Fund II
                                                  ------------------------------------------------------------------
                                                        VIPII                                    VIPII
                                                     Investment        VIPII        VIPII        Asset       VIPII
                                                        Grade          Asset        Index       Manager:    Contra-
                                                        Bond          Manager        500         Growth       Fund
                                                      Division       Division      Division     Division    Division
                                                  ------------------------------------------------------------------
Unit value, beginning of year                        $  157.66         $ 232.11     $ 295.61      $196.85   $ 229.00
                                                  ==================================================================

Unit value, end of year                              $  155.31         $ 254.54     $ 347.55      $223.33   $ 276.97
                                                  ==================================================================
Number of units outstanding,
   beginning of year                                    14,690          136,532      112,414       39,775    110,811

Net contract purchase payments                           3,247           22,571       42,965       17,744     42,651

Withdrawals                                             (2,950)         (20,963)     (22,550)      (8,962)   (22,419)

Transfers between Separate Account
   VUL-2 divisions, net                                   (762)          (1,160)      13,604        2,411     12,174
                                                  ------------------------------------------------------------------
Number of units outstanding,
   end of year                                          14,225          136,980      146,433       50,968    143,217
                                                  ==================================================================

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 1999


4. SUMMARY OF UNIT VALUES AND CHANGES IN OUTSTANDING UNITS (continued)

   Unit value information and a summary of changes in outstanding units is shown below:

Year Ended December 31, 1999
                                                                MFS Variable Insurance Trust
                                        --------------------------------------------------------------------------
                                            MFS                     MFS         MFS                       MFS
                                          Emerging     MFS      Growth With    Total         MFS        Capital
                                           Growth    Research     Income       Return     Utilities  Opportunities
                                          Division   Division    Division     Division    Division     Division*
                                        --------------------------------------------------------------------------
Unit value, beginning of year              $113.74    $104.90       $107.39    $103.73     $106.58      $105.18
                                        ==========================================================================

Unit value, end of year                    $189.94    $127.16       $112.63    $105.23     $137.83      $151.78
                                        ==========================================================================

Number of units outstanding,
   beginning of year                        13,238     12,247         5,767      5,701       4,268        5,951

Net contract purchase payments              18,545     14,652         9,996      5,935       8,077        7,199

Withdrawals                                 (6,401)    (5,764)       (3,651)    (2,105)     (2,931)      (2,276)

Transfers between Separate
   Account VUL-2 divisions, net             15,374      9,021         9,372      6,026       4,767        7,442
                                        --------------------------------------------------------------------------
Number of units outstanding,
   end of year                              40,756     30,156        21,484     15,557      14,181       18,316
                                        ==========================================================================

*Formerly known as MFS Value Division

5. REMUNERATION OF MANAGEMENT

   The Account incurs no liability for payments to directors, members of advisory boards, officers or any other person who might provide a service for the Account, except as described in Note 3.

6. YEAR 2000 (unaudited)

   Internal Systems.  American Franklin's ultimate parent, American General
   ----------------
   Corporation ("AGC"), has numerous technology and non-technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts have been performed by its key business units with centralized oversight. Each business unit, including American Franklin, executed a plan to minimize the risk of a significant negative impact on its operations.

   While the specifics of the plans varied, the plans included the following activities: (1) perform an inventory of American Franklin's information technology and non-information technology systems; (2) assess which items in the inventory may expose American Franklin to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century; and (5) return the systems to operations. As of December 31, 1999, these activities had been completed, making American Franklin's critical systems Year 2000 ready.

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 1999


   American Franklin continued to test its systems throughout 1999 to maintain Year 2000 readiness. In addition, American Franklin implemented plans for the century transition. These plans included a freeze on system modifications from November 1999 through January 2000, the creation of rapid response teams to address problems and limiting vacations for certain business and technical personnel. In addition, AGC established Y2K command centers in Houston and each of its locations across the country. Each command center monitored all major business processing activities during the century transition and reported progress to the Houston command center which coordinated AGC's nationwide Year 2000 effort. The command centers continued to operate 24 hours a day until January 7, 2000.

   On January 1, 2000, AGC announced that its Year 2000 command centers reported that all major technology systems, programs, and applications were operating smoothly following the transition into the 21st century. As of February 9, 2000, American Franklin has experienced no interruptions to normal business operations, including the processing of customer account data and transactions. American Franklin will continue to monitor its technology systems and maintain quality customer service throughout the transition period.

   Third Party Relationships.  American Franklin has relationships with various
   -------------------------
   third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) American Franklin and include organizations with which American Franklin exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that American Franklin exercises less, or no, control over such parties' Year 2000 readiness.

   American Franklin developed plans to assess and mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. These plans included the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces, and, where feasible, American Franklin has taken reasonable precautions to protect against the receipt of non-Year 2000 ready data. Where necessary, critical third party dependencies have been included in American Franklin's contingency plans.

   Contingency Plans.  American Franklin's contingency planning process was
   -----------------
   designed to reduce the risk of Year 2000-related business failures related to both internal systems and third party relationships. The contingency plans included the following activities: (1) evaluate the consequences of failure of critical business processes with significant exposure to Year 2000 risk;
   (2) determine the probability of a Year 2000-related failure for those critical processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for critical processes that rank high in consequence and probability of failure; and (4) complete the applicable contingency plans. The contingency plans were tested and updated throughout 1999.

The American Franklin Life Insurance Company
Separate Account VUL-2
Notes to Financial Statements (continued)
December 31, 1999


   Risks and Uncertainties.  Based on the Year 2000 readiness of internal
   -----------------------
   systems, century transition plans, plans to deal with third party relationships, contingency plans and the reports from the AGC command centers described above, American Franklin believes that American Franklin will experience at most isolated and minor disruptions of business processes due to the Year 2000 transition. Such disruptions are not expected to have a material effect on American Franklin's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and American Franklin is not able to predict a most reasonably likely worst case scenario. If Year 2000 readiness is not achieved due to American Franklin's failure to maintain critical systems as Year 2000 ready, failure of critical third parties to achieve Year 2000 readiness on a timely basis, failure of contingency plans to reduce Year 2000-related business failures, or other unforeseen circumstances in completing American Franklin's plans, the Year 2000 issues could have a material adverse impact on American Franklin's operations following the turn of the century.

   Costs.  Through December 31, 1999, American Franklin has incurred, and
   -----
   anticipates that it will continue to incur, costs relative to achieving and maintaining Year 2000 readiness. The cost of activities related to Year 2000 readiness has not had a material adverse effect on American Franklin's results of operations or financial condition. In addition, American Franklin has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with American Franklin's normal accounting policies. None of the costs associated with Year 2000 readiness are passed to divisions of the Account.

                        REPORT OF INDEPENDENT AUDITORS

                      ___________________________________


Board of Directors
 and Shareholder
The American Franklin Life Insurance Company

We have audited the accompanying balance sheet of The American Franklin Life Insurance Company, (the Company), a wholly-owned subsidiary of The Franklin Life Insurance Company, which is an indirect wholly-owned subsidiary of American General Corporation, as of December 31, 1999 and 1998, and the related statements of operations, shareholder's equity, comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The American Franklin Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.




                                                    /s/ Ernst & Young LLP
                                                    Ernst & Young LLP



Chicago, Illinois
February 18, 2000

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            STATEMENT OF OPERATIONS
                                (In thousands)


                                                                                For the years ended December 31
                                                                   ---------------------------------------------------------

                                                                      1999                    1998                   1997
                                                                   ---------------------------------------------------------
Revenues
 Premiums and other considerations                                 $   10,087              $    7,725             $    4,397
 Net investment income                                                  2,541                   2,419                  2,530
 Realized investment gains                                                 21                      47                    283
 Other income                                                          32,418                  18,678                 14,578
                                                                   ---------------------------------------------------------
    Total revenues                                                     45,067                  28,869                 21,788

Benefits and expenses
 Insurance and annuity benefits                                         9,040                   4,889                  3,674
 Operating cost and expenses                                           21,524                  15,910                  9,635
 Commissions and allowances                                            28,533                  27,695                 20,096
 Change in deferred policy acquisition costs and cost
    of insurance purchased                                            (16,871)                (20,354)               (15,351)
 Litigation settlement                                                      -                   8,064                      -
                                                                   ---------------------------------------------------------

    Total benefits and expenses                                        42,226                  36,204                 18,054
                                                                   ---------------------------------------------------------

Income (loss) before income taxes                                       2,841                  (7,335)                 3,734

Income tax expense (benefit)
 Current                                                               (1,449)                 (1,247)                   715
 Deferred                                                               1,358                  (2,270)                   244
                                                                   ---------------------------------------------------------

    Total income tax expense (benefit)                                    (91)                 (3,517)                   959
                                                                   ---------------------------------------------------------

Net income (loss)                                                  $    2,932              $   (3,818)            $    2,775
                                                                   =========================================================

                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                                 BALANCE SHEET
                       (In thousands, except share data)



                                                                                     At December 31
                                                                              ---------------------------
                                   ASSETS                                         1999             1998
Investments
      Fixed maturity securities (amortized cost: $15,746; $31,219)            $   15,852      $    32,587
      Policy loans                                                                17,037           12,371
      Short-term investments                                                       6,733                -
                                                                              ---------------------------
           Total investments                                                      39,622           44,958

Cash                                                                              13,552           14,211
Accrued investment income                                                            338              408
Amounts recoverable from reinsurers                                               10,875           10,314
Deferred policy acquisition costs                                                 70,989           52,352
Cost of insurance purchased                                                        7,884            8,941
Insurance premiums in course of settlement                                           795            1,620
Other assets                                                                       1,519            1,922
Assets held in separate accounts                                                 644,899          442,801
                                                                              ---------------------------
          Total assets                                                        $  790,473      $   577,527
                                                                              ===========================

                                LIABILITIES

Insurance and annuity liabilities
      Policy reserves, contract claims and other policyholders' funds         $    9,804      $    16,965
      Universal life contracts                                                    40,493           31,150
      Annuity contracts                                                            7,246            5,376
      Unearned revenue                                                            10,127            9,591

Income tax liabilities
      Current                                                                     (2,565)          (1,220)
      Deferred                                                                    (3,288)          (4,464)
Accrued expenses and other liabilities                                            17,237           25,402
Liabilities related to separate accounts                                         644,899          442,801
                                                                              ---------------------------
          Total liabilities                                                      723,953          525,601


                         SHAREHOLDER'S EQUITY

Common stock ($5 par value; 500,000 shares authorized,
      issued and outstanding)                                                      2,500            2,500
Paid-in capital                                                                   63,437           51,437
Accumulated other comprehensive income                                                92              430
Retained earnings (deficit)                                                          491           (2,441)
                                                                              ---------------------------
          Total shareholder's equity                                              66,520           51,926
                                                                              ---------------------------
          Total liabilities and shareholder's equity                          $  790,473      $   577,527
                                                                              ===========================

                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                       STATEMENT OF SHAREHOLDER'S EQUITY
                                (In thousands)

                                                             For the years ended December 31
                                                               1999        1998        1997
                                                            ---------------------------------
Common stock, balance at beginning and end of year          $   2,500   $   2,500   $   2,500
                                                            ---------------------------------
Paid-in capital
     Balance at beginning of year                              51,437      25,373      25,373
     Capital contribution                                      12,000      26,064           -
                                                            ---------------------------------
     Balance at end of year                                    63,437      51,437      25,373
                                                            ---------------------------------

Retained earnings (deficit)
     Balance at beginning of year                              (2,441)      1,377      (1,398)
     Net income (loss)                                          2,932      (3,818)      2,775
                                                            ---------------------------------
     Balance at end of year                                       491      (2,441)      1,377
                                                            ---------------------------------

Accumulated other comprehensive income
     Balance at beginning of year                                 430         398         391
     Change during the year                                      (520)         49          10
     Amounts applicable to deferred federal income taxes          182         (17)         (3)
                                                            ---------------------------------
     Balance at end of year                                        92         430         398
                                                            ---------------------------------
Total shareholder's equity at end of year                   $  66,520   $  51,926   $  29,648
                                                            =================================


                   STATEMENT OF COMPREHENSIVE INCOME (LOSS)
                                (In thousands)


                                                              For the years ended December 31
                                                               1999         1998        1997
                                                            ---------------------------------
Net income (loss)                                           $   2,932    $ (3,818)  $   2,775
Other comprehensive income (loss)
  Gross change in unrealized gains (losses) on
    securities (pretax: $(499); $96; $293)                       (324)         63         191
  Less: gains realized in net income
    (pretax:$21; $47, $283)                                        14          31         184
                                                            ---------------------------------
      Change in net unrealized gains (losses) on
        securities (pretax: $(520); $49; $10)                    (338)         32           7
                                                            ---------------------------------
          Comprehensive income (loss)                       $   2,594    $ (3,786)  $   2,782
                                                            =================================

                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS
                                (In thousands)



                                                                 For the years ended December 31

                                                         1999                   1998               1997
                                                        -------------------------------------------------

Operating activities
  Net income (loss)                                     $    2,932          $    (3,818)      $    2,775
  Reconciling adjustments to net cash used for
    operating activities
     Policy reserves, claims and other
        policyholders' funds                                (2,994)              12,783           18,078
     Realized investment gains                                 (21)                 (47)            (283)
     Deferred policy acquisition costs and cost of
        insurance purchased                                (16,871)             (20,354)         (15,351)
     Charges on universal life contracts, net of
        interest credited                                  (28,863)             (21,569)         (17,369)
     Change in other assets and liabilities                 (7,621)              11,343           (2,939)
                                                        ------------------------------------------------
              Net cash used for operating activities       (53,438)             (21,662)         (15,089)
                                                        ------------------------------------------------
Investing activities
       Investment purchases
          Available-for-sale                               (30,018)             (26,271)          (6,900)
          Other                                             (4,721)              (5,794)          (2,766)
       Investment calls, maturities and sales
          Available-for-sale                                45,751               16,568           17,557
          Other                                                 55                  504              142
       Net increase in short term investments               (6,733)                   -                -
                                                        ------------------------------------------------
              Net cash provided by (used for)
                 investing activities                        4,334              (14,993)           8,033
                                                        ------------------------------------------------
Financing activities
       Policyholder account deposits                       167,565              191,502           99,023
       Policyholder account withdrawals                   (131,120)            (173,049)         (88,026)
       Proceeds from intercompany borrowings                     -               18,896           15,320
       Repayments of intercompany borrowings                     -              (18,896)         (15,320)
       Capital contribution                                 12,000               26,064                -
                                                        ------------------------------------------------
           Net cash provided by financing activities        48,445               44,517           10,997
                                                        ------------------------------------------------
Net increase (decrease) in cash                               (659)               7,862            3,941
Cash at beginning of year                                   14,211                6,349            2,408
                                                        ------------------------------------------------
Cash at end of year                                     $   13,552          $    14,211       $    6,349
                                                        ================================================


                      See Notes to Financial Statements.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS



1.   Significant Accounting Policies


1.1  Nature of Operations
     --------------------

     The American Franklin Life Insurance Company (AMFLIC), headquartered in Springfield, Illinois, sells and services variable universal life, variable annuity and universal life insurance products to the middle income market, primarily in the Midwest. AMFLIC's ultimate parent is American General Corporation (AGC).


1.2  Preparation of Financial Statements
     -----------------------------------

     The financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of AMFLIC, a wholly owned subsidiary of The Franklin Life Insurance Company (FLIC).

     Management must make estimates and assumptions that affect amounts reported in the financial statements and in disclosures of contingent assets and liabilities. Ultimate results could differ from our estimates.


1.3  Investments
     -----------

     Fixed Maturity Securities. All fixed maturity securities were classified as available-for-sale and reported at fair value. We adjust related balance sheet accounts as if the unrealized gains (losses) had been realized and record the net adjustment in accumulated other comprehensive income (loss) in shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and we consider the decline to be other than temporary, we reduce the security's amortized cost to its fair value and recognize a realized loss.

     Policy Loans. Policy loans are reported at unpaid principal balance.

     Short-Term Investments. Short-term investments include investments with maturities of less than one year at the date of acquisition and are carried at amortized cost, which approximates fair value.

     Investment Income. Interest on fixed maturity securities and policy loans is recorded as income when earned and is adjusted for any amortization of premium or discount, as appropriate.

     Mortgage-Backed Securities. We recognize income on mortgage-backed securities using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, we calculate a new effective yield and adjust the net investment in the security accordingly. The adjustment is recognized in net investment income.

     Realized Investment Gains (Losses). Realized investment gains (losses) are recognized using the specific identification method.


1.4  Separate Accounts
     -----------------

     Separate accounts are assets and liabilities associated with certain contracts, principally variable universal life and annuities, for which the investment risk lies predominantly with the contract holder. The liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statement of operations. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS


1.5  Deferred Policy Acquisition Costs (DPAC)
     ----------------------------------------

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

     DPAC associated with interest-sensitive life insurance contracts and insurance investment contracts is charged to expense in relation to the estimated gross profits of those contracts. We adjust the DPAC balance and related expense when our estimate of future gross profits changes significantly. DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

     DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income (loss) in shareholder's equity.

     We review the carrying amount of DPAC on at least an annual basis. We consider estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses to determine whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.


1.6  Cost of Insurance Purchased (CIP)
     ---------------------------------

     The cost assigned to AMFLIC insurance contracts in force at January 31, 1995, the date of AGC's acquisition of FLIC and AMFLIC, is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 6% to 8.5%. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. We review the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.


1.7  Insurance and Annuity Liabilities
     ---------------------------------

     Substantially all of AMFLIC's insurance and annuity liabilities relate to long-duration contracts. AMFLIC normally cannot change or cancel these contracts.

     For interest-sensitive life and insurance investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on our estimates of the cost of future policy benefits, using the net level premium method. Interest assumptions used to compute reserves ranged from 3% to 5.5% at December 31, 1999.


1.8  Premium Recognition
     -------------------

     Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate AMFLIC for future services are deferred and recognized over the period earned, using the same assumptions used to amortize DPAC. For all other contracts, premiums are recognized when due.


1.9  Reinsurance
     -----------

     AMFLIC limits its exposure to loss on any individual life to $100,000 by ceding additional risks through reinsurance contracts with other insurers, including FLIC. We diversify our risk of reinsurance loss by ceding to a number of reinsurers that have strong financial strength ratings. If a reinsurer is not able to meet its obligations, AMFLIC remains liable. We consider the likelihood of a material reinsurance liability not being met by a reinsurer to be remote.

     AMFLIC records a receivable for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.10 Income Taxes
     ------------

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, using the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.


1.11 Reclassification
     ----------------

     Certain amounts in the 1997 and 1998 financial statements have been reclassified to conform to the 1999 presentation.


1.12 Future Accounting Changes
     -------------------------

     In 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) 133, "Accounting for Derivative Instruments and Hedging Activities," which requires all derivative instruments to be recognized at fair value in the balance sheet. Changes in the fair value of a derivative instrument will be reported as earnings or other comprehensive income, depending upon the intended use of the derivative instrument. We will adopt SFAS 133 on January 1, 2001. We do not expect adoption to have a material impact on AMFLIC's results of operations and financial position.


2.   Investments

2.1  Fixed Maturity Securities
     -------------------------

     Valuation. Cost or amortized cost and fair value of fixed maturity securities were as follows:

                                                                   December 31, 1999
                                                 ----------------------------------------------------------
                                                      Cost or         Gross          Gross
                                                     Amortized      Unrealized     Unrealized         Fair
     In thousands                                      Cost           Gains         Losses           Value
     ------------------------------------------------------------------------------------------------------
     Corporate bonds
       Investment grade                          $     5,803          $  135       $   79         $  5,859
       Below investment grade                            678               6            1              683
     Public utilities                                  1,508              77            -            1,585
     Mortgage-backed                                     944              37            -              981
     U.S. government                                   6,611              15           90            6,536
     States/political subdivisions                       202               6            -              208
                                                 ----------------------------------------------------------
       Total fixed maturity securities           $    15,746          $  276       $  170         $ 15,852
                                                 ==========================================================

                                                                      December 31, 1998
                                                -----------------------------------------------------------
                                                      Cost or         Gross          Gross
                                                     Amortized      Unrealized     Unrealized         Fair
     In thousands                                      Cost           Gains         Losses           Value
     ------------------------------------------------------------------------------------------------------
     Corporate bonds
       Investment grade                          $     7,422          $  614       $    -         $  8,036
       Below investment grade                            300               4            -              304
     Public utilities                                  2,649             300            -            2,949
     Mortgage-backed                                   1,189              93            -            1,282
     U.S. government                                  19,456             343            -           19,799
     States/political subdivisions                       203              14            -              217
                                                 ----------------------------------------------------------
       Total fixed maturity securities           $    31,219          $1,368       $    -         $ 32,587
                                                 ==========================================================

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                  --------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.1  Fixed Maturity Securities (continued)
     -------------------------------------

     Net Unrealized Gains (Losses). Net unrealized gains (losses) on fixed maturity securities included in accumulated other comprehensive income
     (loss) at December 31 were as follows:

          In thousands                                 1999        1998
          ------------------------------------------------------------------
          Gross unrealized gains                       $  276      $  1,368
          Gross unrealized losses                        (170)            -
          DPAC fair value adjustment                      560           (86)
          CIP fair value adjustment                      (525)         (621)
          Deferred federal income taxes                   (49)         (231)
                                                       --------------------
          Net unrealized gains on securities           $   92      $    430
                                                       ====================

     Maturities. The contractual maturities of fixed maturity securities at December 31, 1999 were as follows:

                                                                      Cost or Amortized    Fair
     In thousands                                                          Cost            Value
     ----------------------------------------------------------------------------------------------
     Fixed maturity securities, excluding mortgage-backed
       securities, due
      In one year or less                                             $       1,147        $ 1,150
      In years two through five                                              10,060         10,128
      In years six through ten                                                2,182          2,228
      After ten years                                                         1,413          1,365
     Mortgage-backed securities                                                 944            981
                                                                      ----------------------------
            Total fixed maturity securities                           $      15,746        $15,852
                                                                      ============================

     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. AMFLIC may sell investments before maturity to achieve corporate requirements and investments strategies.

2.2  Investment Income
     -----------------

     Investment income was as follows:


     In thousands                                    1999           1998             1997
     ---------------------------------------------------------------------------------------
     Fixed maturity securities                       $ 1,461       $ 1,592        $  2,291
     Policy loans                                        698           445             264
     Other investments                                   547           473              12
                                                     ---------------------------------------
     Gross investment income                           2,706         2,510           2,567
     Investment expense                                  165            91              37
                                                     ---------------------------------------
     Net investment income                           $ 2,541       $ 2,419        $  2,530
                                                     =======================================

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.3  Realized Investment Gains
     -------------------------

     Realized investment gains (losses), net of DPAC and CIP amortization and investment expenses, were as follows:


     In thousands                             1999       1998     1997
     -------------------------------------------------------------------
     Fixed maturity securities
           Gross gains                      $  56      $  116    $  564
           Gross losses                         -           -       (10)
                                            ---------------------------
           Total                               56         116       554
     Other                                    (35)        (69)     (271)
                                            ---------------------------
     Realized investment gains              $  21      $   47    $  283
                                            ===========================

     Voluntary sales of investments resulted in the following realized gains (losses):

                                                                  Realized
                                                          --------------------
     In thousands          Category             Proceeds     Gains    Losses
------------------------------------------------------------------------------
          1999      Available-for-sale        $ 1,758       $  56     $  -
==============================================================================
          1998      Available-for-sale        $ 2,110       $ 116     $  -
==============================================================================
          1997      Available-for-sale        $ 9,992       $ 550     $  8

2.4  Investments on Deposit
     ----------------------

     At December 31, 1999 and 1998, fixed maturity securities with a carrying value of $6,337,848 and $6,717,000 respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.5  Investment Restrictions
     -----------------------

     AMFLIC is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 1999 and 1998, AMFLIC's largest investment in any one entity other than U.S. government obligations was $1,000,000.

3.   Income Taxes

     AMFLIC is subject to the life Insurance company provisions of the federal tax law and is part of a consolidated return which also includes FLIC. The method of allocation of tax expense is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of AMFLIC under this agreement shall not exceed the amount AMFLIC would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing consolidated return.

3.1  Tax Expense
     -----------

     A reconciliation between the Federal income tax rate and the effective tax rate follows:

                                           1999       1998      1997
                                        ----------------------------
          Federal income tax rate          35.0 %     35.0%    35.0 %
          Invested asset items            (37.7)      14.3     (5.4)
          Other                            (0.5)      (1.4)    (3.9)
                                        ---------------------------
               Effective tax rate          (3.2)%     47.9 %   25.7 %
                                        ===========================

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.2  Deferred Taxes
     --------------

     Components of deferred tax liabilities and assets at December 31, were as follows:

     In thousands                                          1999          1998
                                                        -----------------------

     Deferred tax liabilities, applicable to:
       Basis differential of investments                $       -     $     398
       DPAC and CIP                                        18,141        14,891
       Other                                                4,740         1,202
                                                        -----------------------
         Total deferred tax liabilities                    22,881        16,491
     Deferred tax assets, applicable to:
         Policy reserves                                  (24,713)      (20,738)
         Other                                             (1,456)         (217)
                                                        -----------------------
         Total deferred tax assets                        (26,169)      (20,955)
                                                        -----------------------
     Net deferred tax assets                            $  (3,288)    $  (4,464)
                                                        =======================

     AMFLIC expects adequate future taxable income to realize the net deferred tax assets. Accordingly, no valuation allowance is considered necessary.

3.3  Taxes Paid
     ----------

     Income taxes paid (received) were as follows:

     In thousands               1999          1998         1997
     -----------------------------------------------------------
     Federal                  $ (447)        $ 243        $ 519
     State                       143           110            1

4.   Deferred Policy Acquisition Costs (DPAC)

     Activity in DPAC was as follows:

     In thousands                            1999          1998        1997
     -------------------------------------------------------------------------
     Beginning at January 1                  $   52,352   $ 30,515    $ 13,781
     Deferrals                                   24,543     25,320      18,223
     Amortization                                (6,524)    (3,383)     (1,307)
     Effect of net unrealized (gains)
       losses on securities                         646        (47)         (6)
     Effect of realized investment gains            (28)       (53)       (176)
                                             ---------------------------------
     Balance at December 31                  $   70,989   $ 52,352    $ 30,515
                                             =================================

5.   Cost of Insurance Purchased (CIP)

     Activity in CIP was as follows:

     In thousands                              1999           1998       1997
     -------------------------------------------------------------------------
     Balance at January 1                    $   8,941     $ 10,549   $ 12,212
     Accretion of interest                         767          926      1,054
     Amortization                               (1,915)      (2,509)    (2,619)
     Effect of net unrealized (gains)
       losses on securities                         96          (12)        (3)
     Effect of realized investment gains            (5)         (13)       (95)
                                             ---------------------------------
     Balance at December 31                  $   7,884     $  8,941   $ 10,549
                                             =================================

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY

5.   Cost of Insurance Purchased (CIP) (continued)

     CIP amortization, net of accretion, expected to be recorded in each of the next five years is:

                                              Amount
                    Year                      (000's)
             ------------------------------------------------
                    2000                      $1,054
                    2001                         927
                    2002                         820
                    2003                         727
                    2004                         647

6.   Fair Value of Financial Instruments

     Carrying amounts and fair values for certain of AMFLIC's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of AMFLIC's assets and liabilities, including the values of underlying customer relationships and distribution systems, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.

                                                                            1999                              1998
                                                               -----------------------------------------------------------------
                                                                  Carrying           Fair           Carrying         Fair
   In thousands                                                    Amount            Value           Amount          Value
--------------------------------------------------------------------------------------------------------------------------------
   Assets
      Fixed maturity securities                                    $ 15,852         $ 15,852         $ 32,587         $ 32,587
      Policy Loans                                                   17,037           17,037           12,371           12,371
      Short-term investments                                          6,733            6,733                -                -
      Assets held in separate accounts                              644,899          644,899          442,801          442,801
   Liabilities
      Insurance investment contracts                                  7,480            7,102            5,479            5,189
      Liabilities related to separate accounts                      644,899          644,899          442,801          442,801

     We used the following methods and assumptions to estimate the fair value of our financial instruments:

     Fixed Maturity Securities. Fair values of fixed maturity securities were based on quoted market prices, where available. For investments not actively traded, we estimated the fair values using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     Policy Loans. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate charged on policy loan balances during 1999 and 1998 was 6.11% and 6.96%, respectively.

     Assets and Liabilities Related to Separate Accounts. We valued separate account assets and liabilities based on quoted net asset value per share of the underlying mutual funds.

     Insurance Investment Contracts. We estimated the fair value of insurance investment contracts, which do not subject AMFLIC to significant risks arising from policyholder mortality or morbidity, using cash flows discounted at market interest rates.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.   Reinsurance

     Under the provisions of an assumed reinsurance agreement, AMFLIC recognized the following:


     In thousands                                        1999                   1998                     1997
     ----------------------------------------------------------------------------------------------------------------------
     Premiums and other
        considerations                              $     1,416             $    2,387              $     1,169
     Other income                                         1,337                  1,869                      810
     Benefits                                             1,756                  3,331                    1,329
     Commission expense                                     215                    (20)                     (59)

     Under the provisions of a modified coinsurance agreement which cedes a portion of the variable universal life product activity, AMFLIC recognized the following:


     In thousands                                        1999                  1998                     1997
     ----------------------------------------------------------------------------------------------------------------------
     Premiums and other
        considerations                             $    12,027              $    9,058              $     5,226
     Expense allowances from
        reinsurer                                        8,531                   7,239                    4,965
     Other                                               1,744                     885                       60

     AMFLIC also carries reinsurance for policy risks that exceed its retention limit of $100,000. AMFLIC ceded the following amounts:


     In thousands                                        1999                  1998                     1997
     ----------------------------------------------------------------------------------------------------------------------
     Premiums and other
        considerations                              $    10,687           $      9,476            $      7,994
     Change in policy reserves                           10,382                  9,086                   7,804

8.   Statutory Accounting

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. No significant permitted practices are used to prepare AMFLIC's statutory financial statements.

     At December 31, 1999 and 1998, AMFLIC had statutory stockholder's equity of $41,590,000 and $32,662,000, respectively. AMFLIC's statutory net loss was $2,947,000, $2,615,000 and $648,000 for the years ended December 31, 1999,
     1998 and 1997, respectively.

     Generally, AMFLIC is restricted by state insurance laws as to amounts it may pay in the form of dividends, loans or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 2000 no dividends may be paid out and, loans and advances in excess of $10,398,000 may not be transferred without the approval of the Illinois Insurance Department.

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.   Statement of Cash Flows

     In addition to the cash activities shown in the statement of cash flows, the following transactions, occurred:

     In thousands                                    1999     1998     1997
     -----------------------------------------------------------------------
     Interest added to universal
       life contracts and other deposit funds     $  2,214  $ 1,387  $ 1,279
                                                  ==========================

10.  Related Party Transactions

     AMFLIC has no full-time employees or office facilities. General and administrative expenses were allocated to AMFLIC from FLIC prior to 1999, based upon hours worked by administrative personnel. Effective January 1, 1999 AMFLIC entered into a shared services agreement with other AGC life subsidiaries. As part of this agreement, administration and general expenses are allocated to AMFLIC from all subsidiaries. The amount allocated to AMFLIC has increased since 1997 reflecting AMFLIC's increased emphasis and focus on its variable product portfolio. Allocated expenses for the years ended December 31, 1999, 1998 and 1997, amounted to approximately $20,084,000, $8,541,000, and $5,104,000, respectively.

     AMFLIC participates in a program of short-term borrowing with AGC to maintain its long-term investment commitments. AMFLIC had no short-term borrowing in 1999, and borrowed and repaid $18,896,000 in 1998. Interest was paid on the outstanding balance based on the rate as stipulated in the program.

11.  Legal Proceedings

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial settlements across the life insurance industry. AMFLIC was a defendant is similar class action lawsuits. In 1998, AMFLIC entered into agreements to resolve substantially all of the material pending market conduct class action lawsuits. We recorded a charge of $8 million for additional policyholder benefits and other anticipated expenses resulting from the proposed settlements, as well as other administrative and legal costs. To offset the market conduct charge, AMFLIC recorded an $8 million capital contribution from FLIC at December 31, 1998. All of these settlements were finalized in 1999.

     AMFLIC is a party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who excluded themselves from market conduct settlements. In addition, many of these claims arise in jurisdictions, such as Alabama and Mississippi, that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, AMFLIC believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on its results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs continues to create the potential for an unpredictable judgement in any given suit.

12.  Year 2000 (Unaudited)

     As of February 18, 2000, all of our major technology systems, programs, and applications, including those which rely on third parties, are operating smoothly following our transition into 2000. We have experienced no interruptions to normal business operations, including the processing of customer account data and transactions. We will continue to monitor our technology systems, including critical third party dependencies, as necessary to maintain our Year 2000 readiness. We do not expect any

                 THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12.  Year 2000 (Unaudited) (continued)

     future disruptions, if they occur, to have a material effect on the company's results of operations, liquidity, or financial condition.

     Through December 31, 1999, AGC incurred and expensed pretax costs of $98 million related to Year 2000 readiness, including $18 million in 1999 and $65 million in 1998. In 1999, Year 2000 readiness expenses were included in division earnings. The 1998 expenses were excluded from division earnings, consistent with the manner in which AGC reviewed division results. In addition, we accelerated the planned replacement of certain systems as part of our Year 2000 plans. The cost of these replacement systems was immaterial. We do not anticipate incurring any significant costs in the future to maintain Year 2000 readiness.